                  GREENWICH STREET SERIES FUND ANNUAL REPORT

                                                 SYMPHONY








[HARP GRAPHIC]








                                                          Appreciation Portfolio

                                                     Fundamental Value Portfolio

                                               Intermediate High Grade Portfolio


                                                               December 31, 2002
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                            LETTER FROM THE CHAIRMAN       [PHOTO R. JAY GERKEN]

                                                        R. JAY GERKEN
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Greenwich
Street Series Fund ("Fund"), replacing Heath B.
McLendon, who has been appointed Chairman of Salomon
Smith Barney Inc.'s new Equity Research Policy
Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney
Inc., and I have previously managed the Smith Barney
Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Greenwich
Street Series Fund -- Intermediate High Grade Portfolio,
Appreciation Portfolio and Fundamental Value Portfolio
("Portfolio(s)")(1) for the year ended December 31, 2002. In this report, the Portfolios' managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolios' investment strategy. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

           The Performance of the Greenwich Street Series Fund for the Year Ended December 31, 2002(2)
           -------------------------------------------------------------------------------------------
           Intermediate High Grade Portfolio................................                8.35%
           Appreciation Portfolio...........................................             (17.53)
           Fundamental Value Portfolio......................................             (21.30)

MARKET AND ECONOMIC OVERVIEW

Reports of fraudulent corporate accounting practices at several high-profile firms, risk of a potential war with Iraq, and uncertainties about the strength of the U.S. economy caused many investors to shift their money from equities into fixed-income investment instruments during 2002. Consequently, prices of high-grade, fixed-income securities, particularly U.S. Treasuries, benefited from a "flight-to-quality" and most major equity indices declined.

---------------
 1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
 2 The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio(s).

                                                                               1
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Thank you for your investment in the Greenwich Street Series Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

January 15, 2003

The information provided in the following commentaries by the portfolio managers represent the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 12 through 21 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

 2
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                             LETTER FROM THE MANAGER

INTERMEDIATE HIGH GRADE PORTFOLIO

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Intermediate High Grade Portfolio ("Portfolio") returned 8.35%. In comparison, the Lehman Brothers
Government/Credit Bond Index ("Lehman Index")(1) returned 11.04% for the same period.

INVESTMENT STRATEGY

The Portfolio seeks to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S. government securities and high-grade U.S. corporate bonds of U.S. issuers. The Portfolio may also invest up to 20% of its assets in other fixed-income securities.

PORTFOLIO MANAGER ECONOMIC AND MARKET OVERVIEW

2002 marked the third straight year in which fixed-income investments outperformed equities. The U.S. Federal Reserve Board ("Fed") has been successful in creating a low inflation economic environment. In fact, the Fed has been so successful that it now appears to be more concerned about deflation than inflation. Japan has suffered from deflation for a number of years, and the lesson the Fed has learned from Japan is that a low-inflation environment can slip into a deflationary environment if monetary policy is complacent.

Accordingly, the Fed had reduced interest rates aggressively in 2001 to offset the impact of the bursting of the stock market bubble, lowering the federal funds rate ("fed funds rate")(2) from 6 1/2% to 1 3/4%. This low level of interest rates enabled the U.S. economy to grow at a 3.25% annualized rate for the nine months ended September 30, 2002. However, when growth appeared to slow in the fourth quarter of 2002, the Fed responded aggressively by reducing rates an additional half-percentage point to 1 1/4%.

PORTFOLIO MANAGER FUND OVERVIEW

Because of the Fed's apparent fight against deflation, the Portfolio ended 2002 with an average maturity that was shorter than its benchmark's. This strategy was designed to protect principal in the event of rising interest rates. While the Portfolio's comparatively short average maturity hurt its relative performance in 2002, we believe it remains a prudent position, because short-maturity yields are at generational lows, and the Fed continues to pursue an accommodative monetary policy.

The corporate bond market was extremely challenging in 2002. Higher quality bonds were relatively stable, but lower quality bonds were very volatile, rising and falling with the stock market's gyrations. Most of the securities in the Portfolio are of higher credit quality than the securities in the benchmark, so they did not experience the extreme valuation fluctuations that many lower quality bonds experienced. The Portfolio's high-quality nature helped provide both higher and more stable returns than the benchmark's corporate bond component.

However, the agency mortgage market, while stable from a credit viewpoint, was hurt by high levels of prepayments as low mortgage rates led to a surge in mortgage refinancings, especially among higher coupon mortgages. A high level of prepayments among the Portfolio's mortgage holdings adversely affected relative performance.

---------------
 1 The Lehman Index is a broad-based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.
 2 The fed funds rate is the interest rate that banks with excess reserves at a
   Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
                                                                               3
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PORTFOLIO MANAGER MARKET OUTLOOK

The Fed's apparent focus on generating economic growth and preventing deflation, instead of forestalling inflation, has several implications for the bond market. In the near term, it means that the Fed may be slower to raise rates than the market currently anticipates. However, in the intermediate term, the Fed's efforts to generate inflation are not likely to be beneficial to bond prices. Although the Fed probably will not raise interest rates for most of 2003, we expect that the bond market may become convinced that today's relatively easy monetary policy will cause inflation in later years.

APPRECIATION PORTFOLIO

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Appreciation Portfolio ("Portfolio") returned negative 17.53%. In comparison, the S&P 500 Index(3) returned negative 22.09% for the same period.

INVESTMENT STRATEGY

The Portfolio seeks long-term appreciation of capital by investing primarily in equity securities of U.S. companies. The Portfolio typically invests in medium- and large-capitalization companies but may also invest in small-capitalization companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

PORTFOLIO MANAGER ECONOMIC AND MARKET OVERVIEW

In an investment climate filled with negative sentiment, and despite a year in which stocks did far worse than anticipated, we adopted a relatively upbeat stance during the second half of 2002. Because of a prevalent sense of malaise about the economy and geopolitical issues, the financial markets stand in direct contrast to where they were three years ago. Instead of wildly optimistic and ultimately unrealistic expectations, the markets now reflect a set of "worst-case" assumptions. It is hard to imagine any additional issues that would cause investors to worry. Both sentiment and valuations have been beaten down to levels that, in our experience, correspond to infrequent, but major, turning points. As we have pointed out in the past, the major market bottoms since World War II -- 1962, 1974, and 1987 -- all occurred amid discouraging news and a general sense of foreboding.

Now that investors' mood is bleak, we are reminded that the easy thing to do in the financial markets is almost always the wrong thing to do. Conversely, what is difficult to do often produces good results. Three years ago, the easy thing to do was to speculate heavily in technology and telecommunications stocks. That was followed by a decline in the Nasdaq Composite Index(4) of 78% -- a decline similar to what stocks suffered during the 1929-1932 years of the Great Depression. In 2002, sobered by losses in portfolio value and infuriated by several headline-making examples of corporate malfeasance, investors headed for the exits and ignored a market in which we believe solid companies have gone on sale because of a lack of interest from buyers.

Throughout our experience of managing portfolios, we have tried to behave consistently by looking for what we believe are attractive values in companies with dominant positions in their industries, superior balance sheets, products that people want or need, and managements with the ability to properly guide the business. This approach has tended to lead us to companies with the ability to pay rising dividends or reinvest in the development of new products. Based on this perspective and our view of prevailing valuations, we adjust the Portfolio's asset mix with cash reserves as we see fit. In addition, we try to use discipline when making both buy and sell decisions, with an emphasis on trying not to overpay for good companies. We believe this approach made the Portfolio a compelling investment choice for investors seeking long-term growth with careful attention paid to managing risk.

---------------
 3 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
 4 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
 4
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PORTFOLIO MANAGER PORTFOLIO OVERVIEW

Few market sectors exhibited strong or lasting leadership in 2002. Nonetheless, the Portfolio benefited from our decision to favor industrial stocks. 3M Co., which we praised in last year's annual report, was one of the Portfolio's largest positive contributors to returns. An emphasis on managing costs, coupled with strong productivity and capital discipline, produced solid results despite a tough environment. Other industrial companies that helped overall performance include PPG Industries, Inc. and E.I. du Pont de Nemours & Co.

The energy sector, which has provided solid gains over the last several years, produced mixed results in 2002. EnCana Corp., one of our top holdings, posted superb returns as investors "discovered" North America's largest and, in our opinion, highest quality oil and gas exploration and production company. In contrast, our position in ChevronTexaco Corp. was a disappointment as operational issues and poor investments detracted from results.

While the Portfolio remained underweighted in technology stocks during the year, we added technology exposure during the market swoons of July and September as, in our opinion, the selling became first emotional and then irrational. We added to large holdings in Microsoft Corp., International Business Machines Corp. and several smaller companies. We continue to look for technology companies that we believe have leading and growing market shares and are well positioned for an eventual rebound in spending.

The biggest disappointment of the year was AOL Time Warner, Inc. where we underestimated the deterioration in the AOL online business and overestimated the skills and prowess of the prior management team in achieving promised merger synergies.

PORTFOLIO MANAGER MARKET OUTLOOK

Even though the Portfolio outperformed its S&P 500 Index benchmark during the bear market of the past three years, it is of no consolation. On a more personal level, we do not want the Portfolio to suffer any declines in asset value during difficult markets. The problem in 2002 was that there simply was no place to hide in the stock market. Market declines in July, which were fueled by investors' perception that the system was flawed, took down virtually every investment style, industry group and capitalization range. In many cases, we believe that fund managers sold what they could, not what they should.

Accordingly, we believe the markets currently are more vulnerable to upside surprises than they are to further bad news. Because so much negativity is already priced into stocks, we can think of several scenarios that could lead to positive changes in sentiment. It is already known that the Federal Reserve Board is pumping tremendous liquidity into the economy. But, for example, what if the tensions over Iraq end without a shooting war? Perhaps some big companies, because of previous cost cutting, will come through with better-than-expected earnings. Maybe housing will stay strong because of low interest rates. Oil prices could decline enough to give consumers an effective boost in discretionary spending and industrial companies a boost from lower costs. Agreement could be reached on a health care plan that will alleviate concerns regarding health insurance coverage. Maybe the fiscal stimulus package out of Washington will have mass appeal and offer truly stimulative relief for the working poor. (We have long favored a cut in the payroll tax, because it is so devastating to the average worker trying to make ends meet. An end to double taxation of dividends would also be nice, but it needs to be accompanied by that payroll tax cut, as well as other pro-growth policies.)

It is possible that none of these flights of fancy will become reality. But, then again, none is expected, because investor sentiment currently is too negative. It is time, in our opinion, to start thinking about what could go right, instead of giving in to the incessant sense of foreboding that seems amply reflected in today's markets.

                                                                               5
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FUNDAMENTAL VALUE PORTFOLIO

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Fundamental Value Portfolio ("Portfolio") returned negative 21.30%. In comparison, the Portfolio's benchmark, the S&P 500 Index returned negative 22.09% and the Russell 3000 Index ("Russell 3000")(5) returned negative 21.54% for the same period.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth. Current income is a secondary consideration. The Portfolio invests primarily in common stocks and common stock equivalents of companies the managers believe are undervalued in the marketplace.

PORTFOLIO MANAGER ECONOMIC AND MARKET OVERVIEW

It is clear that the terrorist attacks of September 11, 2001 had a more lasting impact on business prospects in 2002 than many analysts originally thought. In addition, the final stages of the previous bull market included more than just excessive enthusiasm for common stocks and inflated valuations. A host of corporate governance issues developed within the business culture of the late 1990's that carried significant risk for investors. Accounting and other techniques were used to make companies' earnings look better than they were. Unfortunately, a few companies actually crossed the line into outright fraud. In early 2002, the investment community already knew about Enron Corp.'s troubles, and it was thought that Enron might be the only major "bad actor" in corporate America. However, with the WorldCom Inc. revelations in late June 2002, it became clear that there were other problems as well. As a result, valuations on Wall Street fell sharply, and there were few places to hide in the equity markets during the summer of 2002.

[STOCK AND BOND FUNDS FLOW GRAPH]

---------------
 5 The Russell 3000 measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.
 6
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Compounding these difficulties were substantial cash flows out of equity mutual funds. Instead, bond funds became the primary focus for many investors. In addition, risk-averse investors built up their holdings in money market funds. Although short-term interest rates approached 1%, a figure not seen in more than 40 years, money market fund assets as a percentage of the Wilshire 5000 Total Market Index ("Wilshire 5000 Index")(6), a very broad measure of the value of common stocks in the United States, reached 27%. In comparison, when short-term interest rates reached 20% about 20 years ago, money market fund assets comprised approximately 23% of the Wilshire 5000 Index.

[MONEY MARKET FUND ASSETS/WILSHIRE 500 GRAPH]

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

Since the spring of 2002, economically sensitive companies have performed worse than consumer stocks. Industrials, technology companies, some consumer discretionary businesses and selected healthcare companies have fallen substantially more than the overall market. We believe that consumer stocks held up well in 2002 because of lower interest rates and the benefits of a record volume of mortgage refinancings, which put additional cash in consumers' pockets. Going forward, we believe that interest rates are probably near their lows for the next ten years, and that consumer stocks may not benefit from additional rate reductions.

In our opinion, economically sensitive stocks should do much better on a relative and absolute basis over the next few years. Although we believe that this investment strategy is the correct one for the next three to five years, it probably penalized the Portfolio's results in 2002. Stocks that we regarded as attractive became even more reasonably priced, especially during the second quarter. After generally avoiding technology stocks since early 2000, in 2002 we determined that many technology stocks had reached price levels that, in our opinion, made them attractive once again.

Accordingly, we began to add to our technology holdings in 2002. We initiated or added to positions in Intel Corp., Agilent Technologies, Inc., Solectron Corp., 3Com Corp., Unisys Corp., Nokia Oyj, LSI Logic Corp., and Vodaphone Group PLC. Many of these companies are so-called growth stocks,(7) but their fall in price brought them into value-stock(8) territory.

---------------
 6 The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.
 7 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed-income investments but are subject to greater market fluctuations.
 8 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
                                                                               7
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Other significant purchases during the year included Nippon Telegraph &
Telephone Corp., arguably the cheapest telephone company in the world, Honeywell International Inc., Hasbro, Inc., Comcast Corp., Metro-Goldwyn-Mayer Inc., Abbott Laboratories, Cablevision Systems Corp., AOL Time Warner Inc., The St. Paul Cos., Inc., The Home Depot, Inc., Pfizer Inc., Eastman Kodak Co., Raytheon Co., Cabot Corp, Vulcan Materials Co., and SBC Communications Inc.

Significant sales or reductions during the year included The Gap, Inc., Scottish Power, Baker Hughes, Fluor, Coca-Cola Enterprises, Mellon Financial Corp., UnitedHealth Group Inc., Adobe Systems Inc., McKesson Corp., Varco International, Inc., Toys "R" Us, Inc., Countrywide Credit Industries, Inc., and El Paso Corp.

PORTFOLIO MANAGER MARKET OUTLOOK

We expect an improving stock market in 2003 to be driven by the monetary stimuli already in place as well as new fiscal initiatives. In a November 21, 2002, speech titled Deflation -- Making Sure It Doesn't Happen Here, Federal Reserve Board Governor Ben Bernanke outlined steps the Fed could take to counter deflationary forces, if interest rates were effectively at zero. It is apparent that the Bush Administration and the Fed are committed to getting the economy moving again, and they appear willing to employ extraordinary means to accomplish this.

Whether the U.S. moves into Iraq or not, we believe that the next step for oil prices is $20/barrel. For much of 2002, oil prices ranged between $28 and $30/barrel. If circumstances develop as we expect, lower oil prices may have the same effect on the world economy as a large tax reduction, especially within developing nations that are relatively dependent on oil. Currently, the prices of leading oil stocks appear to reflect prices of approximately $20/barrel.

A difficult market for U.S. Treasury bonds may develop in 2003 if, as we expect, interest rates move higher. Corporate and lower quality bonds may fare relatively well if reduced yield differences relative to U.S. Treasury securities, known as "spreads," offset rising interest rates.

With Treasury yields likely to move 75 to 100 basis points(9) higher, so too should mortgage rates, which generally are linked to the yield of the 10-year Treasury bond. As a result, the housing market may be less robust in 2003 than in recent years. If our forecast is correct, money should begin to flow toward stocks and away from real estate and high-quality, fixed-income securities.

When severe bear markets end, several things typically occur. First, new market leadership emerges as an improving stock market differs in important ways from the previous bull-market cycle. Second, the market's improved performance is usually restrained relative to long-term norms. There is, however, one important exception: The initial advance coming out of a severe bear market is often quite substantial. After reaching a bottom after the 1973 to 1974 bear market, the S&P 500 Index advanced 46% between December 6, 1974 and June 30, 1975. From there until early 1980, the market's annual gains averaged just 6.5%. Until now, the 1973 to 1974 market slump represented the "gold standard" for bear markets. However, we now believe the 2000-2002 bear market was worse in severity and duration.

We would not be surprised to see the market advance 25% sometime in 2003, which would represent sub-par performance in a historical context. When the initial market thrust is completed, we suspect that the market's average annual rise may be measured in the high single digits over the next few years.

---------------
9 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
 8
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It is interesting to note that the Commodity Research Bureau Index ("CRB
Index")(10) and gold futures appear to be breaking 22-year downtrends. In addition, our 100-year "houses vs. stocks" chart currently shows a buy signal for houses. These data suggest that the U.S. dollar may weaken, interest rates may rise over the next few years and inflation may pick up in 2004-2005. If inflationary pressures affect producer prices, market sectors that stand to benefit include basic materials, machinery and other hard-assets industries that limited their capital expenditures over the last decade.

[STOCKS VS. REAL ESTATE GRAPH]

As stated earlier, we believe that economically sensitive stocks may perform especially well in 2003. If legislation to mitigate the double taxation of dividends passes, companies providing secure yields above 3% may also represent an attractive segment of the stock market.

---------------

10 The CRB Index is an index that measures the overall direction of commodity sectors. The Index was designed to isolate and reveal the directional movement of prices in overall commodity trades. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/02 (UNAUDITED)
                                      [INTERMEDIATE HIGH GRADE PORTFOLIO LINE
                                      GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO     GOVERNMENT/CREDIT BOND INDEX
                                                             ---------------------------------     ----------------------------
12/92                                                                    10000.00                            10000.00
12/93                                                                    10800.00                            11103.00
12/94                                                                    10470.00                            10713.00
12/95                                                                    12330.00                            12775.00
12/96                                                                    12539.00                            13145.00
12/97                                                                    13626.00                            14428.00
12/98                                                                    14551.00                            15794.00
12/99                                                                    14015.00                            15454.00
12/00                                                                    15392.00                            17285.00
12/01                                                                    16530.00                            18756.00
12/02                                                                    17909.00                            20826.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/02 (UNAUDITED)
                                      [APPRECIATION PORTFOLIO LINE GRAPH]

                                                                   APPRECIATION PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
12/92                                                                      10000                              10000
12/93                                                                      10712                              11005
12/94                                                                      10592                              11150
12/95                                                                      13646                              15335
12/96                                                                      16344                              18854
12/97                                                                      20658                              25143
12/98                                                                      24613                              32334
12/99                                                                      27842                              39135
12/00                                                                      27727                              35573
12/01                                                                      26625                              31347
12/02                                                                      21959                              24421

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THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF
FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/02                    8.35%
     Five Years Ended 12/31/02              5.62
     Ten Years Ended 12/31/02               6.00
CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/31/92 through 12/31/02             79.09%
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Intermediate High Grade
Portfolio on December 31, 1992
through December 31, 2002 with
that of a similar investment in
the Lehman Brothers
Government/Credit Bond Index. The
Lehman Brothers Government/Credit
Bond Index is a weighted
composite of the Lehman Brothers
Government Bond Index, which is a
broad-based index of all public
debt obligations of the U.S.
government and its agencies and
has an average maturity of nine
years, and the Lehman Brothers
Credit Bond Index, which is
comprised of all public
fixed-rate non-convertible
investment-grade domestic
corporate debt, excluding
collateralized mortgage
obligations.

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Year Ended 12/31/02                (17.53)%
     Five Years Ended 12/31/02            1.23
     Ten Years Ended 12/31/02             8.18
CUMULATIVE TOTAL RETURN
--------------------------------------------------
     12/31/92 through 12/31/02           119.59%
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Appreciation Portfolio on
December 31, 1992 through
December 31, 2002 with that of a
similar investment in the S&P 500
Index. The S&P 500 Index is an
unmanaged index composed of 500
widely held common stocks listed
on the New York Stock Exchange,
American Stock Exchange and
over-the-counter market.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FUNDAMENTAL VALUE PORTFOLIO AS OF 12/31/02
(UNAUDITED)

                                      [TOTAL RETURN PORTFOLIO LINE GRAPH]

                                                                FUNDAMENTAL VALUE PORTFOLIO               S&P 500 INDEX
                                                                ---------------------------               -------------
12/3/93                                                                    10000                              10000
12/93                                                                      10300                              10121
12/94                                                                      11062                              10254
12/95                                                                      13832                              14103
12/96                                                                      17335                              17339
12/97                                                                      20254                              23124
12/98                                                                      21260                              29736
12/99                                                                      25943                              35991
12/00                                                                      31252                              32715
12/01                                                                      29607                              28829
12/31/02                                                                   23300                              22459

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/02                  (21.30)%
     Five Years Ended 12/31/02              2.84
     12/3/93* through 12/31/02              9.77
              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/3/93* through 12/31/02            133.00%
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Fundamental Value Portfolio on
December 3, 1993 (commencement of
operations) through December 31,
2002 with that of a similar
investment in the S&P 500 Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The S&P 500 Index is an
unmanaged index composed of 500
widely held common stocks listed
on the New York Stock Exchange,
American Stock Exchange and
over-the-counter market.

 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 50.6%
                                    U.S. Treasury Notes:
     $        225,000                 2.125% due 8/31/04........................................  $  227,575
              100,000                 7.875% due 11/15/04.......................................     111,699
              200,000                 6.750% due 5/15/05........................................     223,039
              150,000                 6.500% due 10/15/06.......................................     172,336
              150,000                 6.125% due 8/15/07........................................     172,535
              200,000               Federal Home Loan Bank, 5.125% due 3/6/06...................     217,505
                                    Federal Home Loan Mortgage Corp.:
              175,000                 Debentures, 5.000% due 1/15/04............................     181,664
              450,000                 Notes, 6.875% due 9/15/10.................................     537,541
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $1,688,758)........................................   1,843,894
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING(a)                             SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 30.1%
BANKS/SAVINGS AND LOANS -- 6.2%
   100,000              A           Bank of America Corp., Notes, 7.800% due 2/15/10............     119,118
   100,000              A+          Wells Fargo & Co., Notes, 6.625% due 7/15/04................     107,015
------------------------------------------------------------------------------------------------------------
                                                                                                     226,133
------------------------------------------------------------------------------------------------------------
COMPUTERS -- 3.0%
   100,000              A+          IBM Corp., Notes, 5.400% due 10/1/08........................     108,569
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 3.3%
   100,000              AA-         The Procter & Gamble Co., 6.875% due 9/15/09................     118,116
------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 11.5%
   100,000              BBB         Ford Motor Credit Co., Notes, 7.600% due 8/1/05.............     102,163
   100,000              AAA         General Electric Capital Corp., Notes, 5.450% due 1/15/13...     104,074
   100,000              A+          Merrill Lynch & Co., Inc., Notes, 5.350% due 6/15/04........     104,409
   100,000              A+          Morgan Stanley, Notes, 6.100% due 4/15/06...................     109,018
------------------------------------------------------------------------------------------------------------
                                                                                                     419,664
------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 3.0%
   100,000              A           PepsiCo Inc., Notes, 5.700% due 11/1/08.....................     109,934
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.1%
   100,000              AAA         Quebec Province, Notes, 8.625% due 1/19/05..................     112,681
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES (Cost -- $1,030,289)........   1,095,097
------------------------------------------------------------------------------------------------------------
                                                    FACE
                                                   AMOUNT     SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 16.3%
                                    Federal National Mortgage Association (FNMA):
   149,413                            7.000% due 1/1/13.........................................     159,231
   414,622                            6.000% due 6/1/13.........................................     435,794
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $563,002).........     595,025
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $3,282,049)..................   3,534,016
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
 110,$000                           Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
                                      maturity -- $110,006;
                                      (Fully collateralized by various U.S. Government Agency
                                      Obligations,
                                      0.000% to 7.450% due 8/15/03 to 11/15/17; Market
                                      value -- $112,200)
                                      (Cost -- $110,000)........................................  $  110,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100% (Cost -- $3,392,049**)............  $3,644,016
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service except for those identified by an asterisk (*) which are rated by Moody's Investors Service.
 ** Aggregate cost for Federal income tax purposes is $3,423,616.


   See page 22 for definition of ratings.


                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 89.1%
BASIC MATERIALS -- 7.4%
    135,700  Alcoa Inc. .................................................  $  3,091,246
    139,000  E.I. du Pont de Nemours & Co. ..............................     5,893,600
    174,550  Forest City Enterprises, Inc., Class A Shares (a)...........     5,821,242
    136,000  Newmont Mining Corp. .......................................     3,948,080
     95,500  Nucor Corp. ................................................     3,944,150
    167,800  PPG Industries, Inc. .......................................     8,415,170
    150,400  The St. Joe Co. ............................................     4,512,000
     18,600  Tejon Ranch Co. (b).........................................       552,420
     94,500  Weyerhaeuser Co. ...........................................     4,650,345
---------------------------------------------------------------------------------------
                                                                             40,828,253
---------------------------------------------------------------------------------------
CABLE, MEDIA AND BROADCASTING -- 8.0%
    272,225  AOL Time Warner, Inc. (b)...................................     3,566,146
    345,438  Cablevision Systems Corp. -- New York Group, Class A Shares
             (a)(b)......................................................     5,782,632
    327,900  Comcast Corp., Class A Shares (b)...........................     7,407,261
     74,700  Gannett Co., Inc. ..........................................     5,363,460
     96,300  Meredith Corp. .............................................     3,958,893
    150,400  SBS Broadcasting S.A. (a)(b)................................     2,183,958
    124,500  Shaw Communications, Inc. (a)...............................     1,279,860
    136,157  Viacom Inc., Class B Shares (b).............................     5,549,759
    544,100  The Walt Disney Co. ........................................     8,874,271
---------------------------------------------------------------------------------------
                                                                             43,966,240
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.1%
     54,000  Lockheed Martin Corp. ......................................     3,118,500
    102,731  Mettler-Toledo International Inc. (b).......................     3,293,556
     14,000  Northrop Gruman Corp. ......................................     1,358,000
    162,900  Waste Management, Inc.......................................     3,733,668
---------------------------------------------------------------------------------------
                                                                             11,503,724
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.6%
    164,000  Masco Corp. ................................................     3,452,200
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 9.9%
     61,631  Del Monte Foods Co. (b).....................................       474,557
    120,000  General Mills, Inc. ........................................     5,634,000
    338,980  The Gillette Co. ...........................................    10,291,433
    138,000  H.J. Heinz Co. .............................................     4,536,060
     37,550  Hershey Foods Corp. ........................................     2,532,372
    230,900  Kimberly-Clark Corp. .......................................    10,960,823
    203,380  PepsiCo, Inc. ..............................................     8,586,704
     68,000  The Procter & Gamble Co. ...................................     5,843,920
    108,200  Wm. Wrigley Jr. Co. ........................................     5,938,016
---------------------------------------------------------------------------------------
                                                                             54,797,885
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 6.3%
     54,000  Coinstar, Inc. (b)..........................................     1,223,100
    223,500  Costco Wholesale Corp. (b)..................................     6,271,410
    148,675  Fairmont Hotels & Resorts Inc. .............................     3,501,296
     95,600  First Data Corp. ...........................................     3,385,196

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 6.3% (CONTINUED)
     90,635  The Home Depot, Inc. .......................................  $  2,171,615
    216,500  USA Interactive (a)(b)......................................     4,962,180
    164,400  Walgreen Co. ...............................................     4,798,836
    163,748  Wal-Mart Stores, Inc. ......................................     8,270,911
---------------------------------------------------------------------------------------
                                                                             34,584,544
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 11.5%
     95,600  3M Co. .....................................................    11,787,480
        595  Berkshire Hathaway Inc., Class A Shares (b).................    43,286,250
    339,719  General Electric Co. .......................................     8,272,158
---------------------------------------------------------------------------------------
                                                                             63,345,888
---------------------------------------------------------------------------------------
ENERGY AND UTILITIES -- 9.1%
     68,000  Ameren Corp. ...............................................     2,826,777
     96,100  BP PLC, Sponsored ADR.......................................     3,906,465
     95,500  Canadian Natural Resources Ltd. ............................     2,833,485
    108,600  ChevronTexaco Corp. ........................................     7,219,728
    411,582  EnCana Corp. ...............................................    12,800,200
    340,718  Exxon Mobil Corp. ..........................................    11,904,687
     68,000  GlobalSantaFe Corp. ........................................     1,653,760
     25,000  Kerr-McGee Corp. ...........................................     1,107,500
     86,400  Schlumberger Ltd. ..........................................     3,636,576
    139,500  Suncor Energy, Inc. ........................................     2,185,965
---------------------------------------------------------------------------------------
                                                                             50,075,143
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.2%
    125,395  American International Group, Inc. .........................     7,254,101
    149,000  Bank One Corp. .............................................     5,445,950
    108,100  The Chubb Corp. ............................................     5,642,820
     41,000  M&T Bank Corp. .............................................     3,253,350
    137,500  Old Republic International Corp. ...........................     3,850,000
    481,500  The St. Paul Cos. ..........................................    16,395,075
    122,500  Washington Mutual, Inc. ....................................     4,229,925
     95,700  Wells Fargo & Co. ..........................................     4,485,459
---------------------------------------------------------------------------------------
                                                                             50,556,680
---------------------------------------------------------------------------------------
HEALTHCARE -- 8.8%
     94,650  Amgen Inc. (b)..............................................     4,575,381
     45,000  Dade Behring Holdings Inc. (b)..............................       702,000
     42,377  Eli Lilly & Co. ............................................     2,690,940
     67,500  IDEC Pharmaceuticals Corp. (a)(b)...........................     2,238,975
    174,308  Johnson & Johnson...........................................     9,362,083
     54,500  Martek Biosciences Corp. (a)(b).............................     1,371,220
    147,660  Merck & Co., Inc. ..........................................     8,359,033
     40,000  Millennium Pharmaceuticals, Inc. (b)........................       317,600
     68,000  Novartis AG.................................................     2,497,640
    406,636  Pfizer Inc. ................................................    12,430,863
     65,000  Shire Pharmaceuticals Group PLC, Sponsored ADR (a)(b).......     1,227,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
HEALTHCARE -- 8.8% (CONTINUED)
     58,750  Telik, Inc. (a)(b)..........................................  $    685,025
     25,345  Versicor Inc. (a)(b)........................................       273,473
     54,975  Wyeth.......................................................     2,056,065
---------------------------------------------------------------------------------------
                                                                             48,788,148
---------------------------------------------------------------------------------------
TECHNOLOGY -- 12.0%
    675,962  Agere Systems Inc., Class A Shares (b)......................       973,385
    207,000  American Power Conversion Corp. (b).........................     3,136,050
     54,000  Applied Materials, Inc. (b).................................       703,620
    238,000  AVX Corp. ..................................................     2,332,400
    139,500  Cirrus Logic, Inc. (b)......................................       401,760
    407,450  Cisco Systems, Inc. (b).....................................     5,337,595
    178,000  Comverse Technology, Inc. (b)...............................     1,783,560
    384,126  Corning Inc. (a)(b).........................................     1,271,457
    204,000  EMC Corp. (b)...............................................     1,252,560
    299,029  Intel Corp. ................................................     4,655,882
     88,350  International Business Machines Corp. ......................     6,847,125
    137,000  JDS Uniphase Corp. (a)(b)...................................       338,390
    270,000  Maxtor Corp. (b)............................................     1,366,200
    366,368  Microsoft Corp. (b).........................................    18,941,226
    164,000  Molex Inc. .................................................     3,261,960
     48,000  ScanSoft, Inc. (a)(b).......................................       249,600
    258,000  Solectron Corp. (b).........................................       915,900
    205,000  Sun Microsystems, Inc. (b)..................................       637,550
    205,000  Sybase, Inc. (b)............................................     2,747,000
    312,600  Texas Instruments Inc. .....................................     4,692,126
    203,500  Vishay Intertechnology, Inc. (a)(b).........................     2,275,130
    269,000  Western Digital Corp. (b)...................................     1,718,910
     41,500  Wind River Systems, Inc. (b)................................       170,150
---------------------------------------------------------------------------------------
                                                                             66,009,536
---------------------------------------------------------------------------------------
TELECOMMUNICATION -- 2.0%
    244,476  SBC Communications Inc. ....................................     6,627,744
     52,000  Verizon Communications Inc. ................................     2,015,000
    122,000  Vodafone Group PLC, Sponsored ADR...........................     2,210,640
---------------------------------------------------------------------------------------
                                                                             10,853,384
---------------------------------------------------------------------------------------
TRANSPORTATION -- 2.2%
    156,500  Burlington Northern Santa Fe Corp. .........................     4,070,565
    164,350  CP Railway Ltd. ............................................     3,237,695
    118,000  Delphi Corp. ...............................................       949,900
    136,800  Florida East Coast Industries, Inc., Class A Shares (a).....     3,173,760
     31,869  Florida East Coast Industries, Inc., Class B Shares (a).....       703,349
---------------------------------------------------------------------------------------
                                                                             12,135,269
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $488,880,628)...................   490,896,894
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             APPRECIATION PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.0%
FINANCIAL SERVICES -- 0.0%
$    40,000  Pemex Finance Ltd., Notes, 9.030% due 2/15/11
             (Cost -- $42,362)...........................................  $     47,243
---------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS (Cost -- $488,922,990)................   490,944,137
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.9%
 60,182,000  Morgan Stanley, 1.100% due 1/2/03; Proceeds at
               maturity -- $60,185,678;
               (Fully collateralized by U.S. Treasury Strips, 0.000% due
               5/15/13 to 5/15/15; Market value -- $61,987,506)
               (Cost -- $60,182,000).....................................    60,182,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $549,104,990*)...........  $551,126,137
---------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 12).
(b) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is $553,721,819.

    Abbreviation used in this schedule:
   ---------------------------------------
    ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 90.5%
BASIC MATERIALS -- 11.1%
         300,000        Alcoa Inc. .................................................  $  6,834,000
         330,750        Archer-Daniels-Midland Co. .................................     4,101,300
         350,000        Brush Engineered Materials Inc. (a).........................     1,925,000
         197,500        Cabot Corp..................................................     5,241,650
         200,000        The Dow Chemical Co. .......................................     5,940,000
         237,800        IMC Global Inc. ............................................     2,537,326
         136,900        Kaiser Aluminum Corp. (a)(b)................................         7,940
           5,970        Monsanto Co.................................................       114,923
          58,000        Newell Rubbermaid Inc. .....................................     1,759,140
         200,000        Ocean Energy Inc. ..........................................     3,994,000
         135,000        Pall Corp. .................................................     2,251,800
          95,000        Rohm and Haas Co. ..........................................     3,085,600
         180,000        RTI International Metals, Inc. (a)..........................     1,818,000
         242,000        Smurfit-Stone Container Corp. (a)...........................     3,724,622
          59,400        Vulcan Materials Co.........................................     2,227,500
         145,700        Weyerhaeuser Co.............................................     7,169,897
--------------------------------------------------------------------------------------------------
                                                                                        52,732,698
--------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 3.6%
         279,345        Cablevision Systems Corp. -- New York Group, Class A Shares
                        (a)(b)......................................................     4,676,235
         138,000        Comcast Corp., Class A Shares (a)...........................     3,117,420
         625,000        Liberty Media Corp., Class A Shares (a).....................     5,587,500
         300,000        Metro-Goldwyn-Mayer Inc. (a)(b).............................     3,900,000
--------------------------------------------------------------------------------------------------
                                                                                        17,281,155
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.1%
          26,000        Caterpillar Inc. ...........................................     1,188,720
          64,000        Deere & Co. ................................................     2,934,400
         174,000        Delphi Automotive Systems Corp. ............................     1,400,700
         310,000        Fleetwood Enterprises, Inc. (a)(b)..........................     2,433,500
         200,000        Honeywell International Inc. ...............................     4,800,000
          39,000        PACCAR Inc..................................................     1,799,070
--------------------------------------------------------------------------------------------------
                                                                                        14,556,390
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 7.4%
         548,000        3Com Corp. (a)..............................................     2,537,240
         146,000        Corning Inc. (a)(b) ........................................       483,260
         227,380        Ericsson (LM), Sponsored ADR (b)............................     1,532,541
          35,000        Mobile Telesystems, Sponsored ADR (b).......................     1,299,900
         292,500        Motorola, Inc...............................................     2,530,125
         225,000        The News Corp., Ltd., Sponsored ADR (b).....................     5,906,250
         285,000        Nippon Telegraph & Telephone Corp., Sponsored ADR...........     5,033,100
         350,000        Nokia Oyj, Sponsored ADR....................................     5,425,000
         300,000        SBC Communications Inc......................................     8,133,000
         125,000        Vodafone Group PLC, Sponsored ADR (b).......................     2,265,000
--------------------------------------------------------------------------------------------------
                                                                                        35,145,416
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 8.2%
         175,000        Callaway Golf Co. (b).......................................  $  2,318,750
         350,000        Carnival Corp. .............................................     8,732,500
          30,000        Federated Department Stores, Inc. (a).......................       862,800
         642,000        Hasbro, Inc. ...............................................     7,415,100
         172,900        The Home Depot, Inc.........................................     4,142,684
          63,200        Ingersoll-Rand Co., Class A Shares..........................     2,721,392
         250,000        Mattel, Inc. ...............................................     4,787,500
         125,000        Royal Caribbean Cruises Ltd. (b)............................     2,087,500
         350,000        The Walt Disney Co. ........................................     5,708,500
--------------------------------------------------------------------------------------------------
                                                                                        38,776,726
--------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.4%
         300,000        Waste Management, Inc. .....................................     6,876,000
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.5%
         350,000        McDonald's Corp.............................................     5,628,000
         144,500        PepsiCo, Inc................................................     6,100,790
--------------------------------------------------------------------------------------------------
                                                                                        11,728,790
--------------------------------------------------------------------------------------------------
ENERGY -- 7.5%
          38,800        Amerada Hess Corp. .........................................     2,135,940
         115,000        Anadarko Petroleum Corp. ...................................     5,508,500
         250,000        BJ Services Co. (a)(c)......................................     8,077,500
         115,000        ChevronTexaco Corp. ........................................     7,645,200
          29,600        El Paso Corp. ..............................................       206,016
         254,100        GlobalSantaFe Corp. ........................................     6,179,712
          60,000        Murphy Oil Corp. ...........................................     2,571,000
         132,500        Transocean Inc..............................................     3,074,000
--------------------------------------------------------------------------------------------------
                                                                                        35,397,868
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.9%
         167,800        The Allstate Corp. .........................................     6,206,922
          99,400        Ambac Financial Group, Inc. ................................     5,590,256
         200,000        American Express Co. .......................................     7,070,000
         180,600        The Bank of New York Co., Inc. .............................     4,327,176
         200,000        Bank One Corp. .............................................     7,310,000
          70,000        The Chubb Corp. ............................................     3,654,000
         185,400        Countrywide Financial Corp. ................................     9,575,910
         101,300        The Hartford Financial Services Group, Inc. ................     4,602,059
         185,050        MBIA, Inc. .................................................     8,116,293
             100        Mellon Financial Corp. .....................................         2,611
         135,500        MGIC Investment Corp. ......................................     5,596,150
         200,000        Radian Group Inc. (b).......................................     7,430,000
         179,500        The St. Paul Cos., Inc. ....................................     6,111,975
--------------------------------------------------------------------------------------------------
                                                                                        75,593,352
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 12.8%
         135,000        Abbott Laboratories.........................................     5,400,000
         441,200        Aphton Corp. (a)............................................     1,716,268
         124,400        Bentley Pharmaceuticals, Inc. (a)...........................     1,001,420

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 12.8% (CONTINUED)
         150,000        Bristol-Myers Squibb Co. ...................................  $  3,472,500
         800,000        Elan Corp. PLC, Sponsored ADR (a)(b)........................     1,968,000
         133,675        Enzo Biochem, Inc. (a)(b)...................................     1,871,450
         300,000        Health Net Inc. (a).........................................     7,920,000
         265,000        ICN Pharmaceuticals, Inc. (b)...............................     2,891,150
         100,000        Johnson & Johnson...........................................     5,371,000
         120,000        McKesson Corp. .............................................     3,243,600
         175,000        Pfizer Inc. ................................................     5,349,750
          35,000        Pharmacia Corp. ............................................     1,463,000
         275,000        Schering-Plough Corp. ......................................     6,105,000
         100,000        UnitedHealth Group Inc. ....................................     8,350,000
         118,400        Wyeth.......................................................     4,428,160
--------------------------------------------------------------------------------------------------
                                                                                        60,551,298
--------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 1.0%
         252,300        Utilities Select Sector SPDR Fund...........................     4,831,545
--------------------------------------------------------------------------------------------------
PHOTO EQUIPMENT AND SUPPLIES -- 1.2%
         156,300        Eastman Kodak Co. (b).......................................     5,476,752
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
          80,600        The St. Joe Co..............................................     2,418,000
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.3%
         150,000        Adobe Systems Inc. .........................................     3,720,150
         300,000        Agilent Technologies, Inc. (a)..............................     5,388,000
         720,700        AOL Time Warner Inc. (a)....................................     9,441,170
         100,000        Electronics for Imaging, Inc. (a)...........................     1,626,100
          50,000        Emerson Electric Co. .......................................     2,542,500
         160,000        Flextronics International Ltd. (a)..........................     1,310,400
         250,000        Hewlett-Packard Co. ........................................     4,340,000
         253,000        Intel Corp. ................................................     3,939,210
         250,000        Lattice Semiconductor Corp. (a).............................     2,192,500
         500,000        LSI Logic Corp. (a)(b)......................................     2,885,000
       1,209,000        Lucent Technologies Inc. (a)(b).............................     1,523,340
         300,000        Maxtor Corp. (a)(b).........................................     1,518,000
         556,000        Micromuse Inc. (a)..........................................     2,123,920
         150,000        Raytheon Co., Class B Shares................................     4,612,500
         485,000        RealNetworks, Inc. (a)......................................     1,847,850
          25,000        S1 Corp. (a)................................................       111,500
          19,300        Sabre Holdings Corp. (a)....................................       349,523
       1,700,000        Solectron Corp. (a)(b)......................................     6,035,000
         520,700        Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
                        (a).........................................................     3,670,935
         175,000        Texas Instruments Inc. .....................................     2,626,750
         600,000        Unisys Corp. (a)............................................     5,940,000
--------------------------------------------------------------------------------------------------
                                                                                        67,744,348
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $458,901,470)...................   429,110,338
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.0%
         417,734        Solectron Corp., Exchangeable 7.250% (Cost -- $8,184,016)...  $  4,887,488
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.4%
         130,000        Rio Tinto PLC...............................................     2,594,514
         100,000        SONY CORP. .................................................     4,176,490
--------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN STOCK (Cost -- $6,984,405)....................     6,771,004
--------------------------------------------------------------------------------------------------
   CONTRACTS                                   SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
OPTIONS PURCHASED -- 0.0%
           2,500        BJ Services Co., Put @ $32.50, Expires 1/18/03
                        (Cost -- $566,880)..........................................        18,750
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $474,636,771)................   440,787,580
--------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                    SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.1%
    $ 33,542,000        Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
                          maturity -- $33,543,957;
                          (Fully collateralized by various U.S. Government Agency
                          Obligations, 0.000% to 7.450% due 8/15/03 to 11/15/17;
                          Market value -- $34,212,850)
                          (Cost -- $33,542,000).....................................    33,542,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $508,178,771*)...........  $474,329,580
--------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 12).
(c) This security is segregated for open purchased put option contracts.
 *  Aggregate cost for Federal income tax purposes is $509,217,257.

    Abbreviation used in this schedule:
   ---------------------------------------
    ADR -- American Depository Receipt.

 SCHEDULE OF OPTIONS WRITTEN                                   DECEMBER 31, 2002

                                                                                               STRIKE
      CONTRACTS                                                                   EXPIRATION   PRICE      VALUE
-----------------------------------------------------------------------------------------------------------------
           2,500        BJ Services Co. ........................................   1/18/03     $32.50   $(737,500)
-----------------------------------------------------------------------------------------------------------------
                        TOTAL OPTIONS WRITTEN
                        (Premiums received -- $545,243).........................                        $(737,500)
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC, CC and C are regarded, on balance,
CCC,              as predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba" where 1 is the highest and
3 the lowest rating within its generic category.
Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements:
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002

                                                              INTERMEDIATE                    FUNDAMENTAL
                                                               HIGH GRADE     APPRECIATION       VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost....................................     $3,282,049     $488,922,990    $474,636,771
  Repurchase agreements, at cost..........................        110,000       60,182,000      33,542,000
  Foreign currency, at cost...............................             --               --          46,895
----------------------------------------------------------------------------------------------------------
  Investments, at value...................................     $3,534,016     $490,944,137    $440,787,580
  Repurchase agreements, at value.........................        110,000       60,182,000      33,542,000
  Foreign currency, at value..............................             --               --          48,429
  Cash....................................................            264            1,870             692
  Dividends and interest receivable.......................         48,872          741,545         747,125
  Collateral for securities on loan (Note 12).............             --       14,187,699      34,621,852
  Receivable for Fund shares sold.........................             --           17,486         264,704
----------------------------------------------------------------------------------------------------------
  TOTAL ASSETS............................................      3,693,152      566,074,737     510,012,382
----------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.......................          6,002          209,427           9,739
  Investment advisory fees payable........................          1,229          259,623         333,662
  Administration fees payable.............................            613           94,367          82,256
  Payable for securities on loan (Note 12)................             --       14,187,699      34,621,852
  Payable for securities purchased........................             --        2,599,323       1,226,104
  Written options, at value (Premiums
     received -- $545,243) (Note 6).......................             --               --         737,500
  Accrued expenses........................................         19,472           69,650          54,811
----------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.......................................         27,316       17,420,089      37,065,924
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................................     $3,665,836     $548,654,648    $472,946,458
----------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest..............     $      397     $     31,209    $     32,478
  Capital paid in excess of par value.....................      3,933,409      609,520,677     536,618,590
  Undistributed (overdistributed) net investment income...        (29,886)         154,568         149,287
  Accumulated net realized loss from security
     transactions,
     futures contracts and options........................       (490,051)     (63,072,289)    (29,813,983)
  Net unrealized appreciation (depreciation) of
     investments,
     options and foreign currencies.......................        251,967        2,020,483     (34,039,914)
----------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS........................................     $3,665,836     $548,654,648    $472,946,458
----------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING........................................        396,629       31,208,950      32,477,688
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE................................          $9.24           $17.58          $14.56
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2002

                                                             INTERMEDIATE                      FUNDAMENTAL
                                                              HIGH GRADE     APPRECIATION         VALUE
                                                              PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................      $201,397        $ 1,276,874      $ 1,236,147
  Dividends..............................................            --          7,366,777        6,108,838
  Less: Foreign withholding tax..........................            --            (45,983)         (59,619)
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................       201,397          8,597,668        7,285,366
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal........................................        25,983             28,692           34,022
  Custody................................................        16,225             42,206           40,255
  Investment advisory fees (Note 3)......................        15,644          3,280,135        2,745,287
  Administration fees (Note 3)...........................         7,822          1,192,777          998,286
  Shareholder and system servicing fees..................         4,994              5,387            4,614
  Shareholder communications.............................         3,346             46,047           51,101
  Trustees' fees.........................................         2,839             13,444            5,540
  Other..................................................         1,944              1,156            1,141
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................        78,797          4,609,844        3,880,246
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................       122,600          3,987,824        3,405,120
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCIES (NOTES
4, 5 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).......................................        55,029        (36,068,160)     (28,747,949)
     Futures contracts...................................            --            (94,388)              --
     Options written.....................................            --                 --           26,423
     Foreign currency transactions.......................            --              4,481           (8,715)
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................        55,029        (36,158,067)     (28,730,241)
-----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  From:
     Security transactions...............................       126,152        (87,943,282)    (100,098,280)
     Foreign currency transactions.......................            --               (664)           1,534
-----------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)...       126,152        (87,943,946)    (100,096,746)
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
  OPTIONS AND FOREIGN CURRENCIES.........................       181,181       (124,102,013)    (128,826,987)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........      $303,781      $(120,114,189)   $(125,421,867)
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2002

                                                              INTERMEDIATE                    FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION        VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   122,600    $   3,987,824   $   3,405,120
  Net realized gain (loss)..................................       55,029      (36,158,067)    (28,730,241)
  Changes in net unrealized appreciation (depreciation).....      126,152      (87,943,946)   (100,096,746)
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      303,781     (120,114,189)   (125,421,867)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (426,903)      (8,932,946)     (5,637,699)
  Net realized gains........................................           --               --      (8,995,184)
----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (426,903)      (8,932,946)    (14,632,883)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
  Net proceeds from sale of shares..........................      343,720       84,985,993     159,834,889
  Net asset value of shares issued for reinvestment of
     dividends..............................................      426,903        8,932,946      14,632,883
  Cost of shares reacquired.................................   (1,552,861)     (54,648,490)    (34,881,801)
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................     (782,238)      39,270,449     139,585,971
----------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS......................................     (905,360)     (89,776,686)       (468,779)
NET ASSETS:
  Beginning of year.........................................    4,571,196      638,431,334     473,415,237
----------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 3,665,836    $ 548,654,648   $ 472,946,458
----------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:................................................     $(29,886)        $154,568        $149,287
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 2001

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   259,021    $  5,098,509   $  2,479,192
  Net realized gain (loss)..................................       80,921     (15,040,596)     8,765,679
  Increase (decrease) in net unrealized appreciation........       67,001     (15,897,171)   (29,712,958)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      406,943     (25,839,258)   (18,468,087)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (418,417)     (6,937,257)    (2,642,014)
  Net realized gains........................................           --              --    (39,009,933)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (418,417)     (6,937,257)   (41,651,947)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
  Net proceeds from sale of shares..........................      338,779      73,256,287    158,044,483
  Net asset value of shares issued for reinvestment of
     dividends..............................................      418,417       6,937,257     41,651,947
  Net asset of shares issued in connections with the
     transfer of CitiSelect VIP Folio 200 Conservative and
     CitiSelect VIP Folio 300 Balanced Portfolios (Note
     15)....................................................           --      19,975,331             --
  Cost of shares reacquired.................................   (2,732,944)    (39,462,979)   (24,008,885)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,975,748)     60,705,896    175,687,545
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,987,222)     27,929,381    115,567,511
NET ASSETS:
  Beginning of year.........................................    6,558,418     610,501,953    357,847,726
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,571,196    $638,431,334   $473,415,237
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $264,662      $5,095,209     $2,390,581
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Fundamental Value and Appreciation Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Salomon Brothers Variable Money Market Fund, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Emerging Growth Fund, and Salomon Brothers Variable International Equity Fund. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report. The Portfolios and the other investment portfolios of the Fund are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Intermediate High Grade and Fundamental Value Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Intermediate High Grade Portfolio, a portion of accumulated net realized loss amounting to $214,002 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Intermediate High Grade Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Intermediate High Grade Portfolio adopted this requirement effective January 1, 2001 and recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $39,367 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Smith Barney Fund Management LLC ("SBFM"). SBFM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Fundamental Value Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SBFM. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the year ended December 31, 2002, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $38,761.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

     No officer, Director or employee of Citigroup or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     All officers and one Director of the Fund are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  1,010,395   $  1,814,078
Appreciation................................................   436,437,054    369,849,970
Fundamental Value...........................................   233,006,182     88,250,995
-----------------------------------------------------------------------------------------

     At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                                           NET UNREALIZED
                                                                                            APPRECIATION
                         PORTFOLIO                           APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $   222,787    $    (2,387)    $    220,400
Appreciation...............................................   49,154,725    (51,750,407)      (2,595,682)
Fundamental Value..........................................   51,555,794    (86,443,471)     (34,887,677)
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2002, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2002, the Fundamental Value Portfolio held purchased put option contracts with a total cost of $566,880. The Intermediate High Grade Portfolio did not hold any purchased call or put option contracts.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases.

     The following covered written call option transactions occurred in the Fundamental Value Portfolio during the year ended December 31, 2002:

                                                              NUMBER OF
                                                              CONTRACTS      PREMIUMS
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2001...........       --       $         0
Options written.............................................    7,615         1,205,736
Options cancelled in closing purchase transactions..........   (3,260)         (334,593)
Options expired.............................................   (1,855)         (325,900)
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2002...........    2,500       $   545,243
-----------------------------------------------------------------------------------------

     During the year ended December 31, 2002, the Intermediate High Grade Portfolio did not enter into any written call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2002, the Portfolio did not enter into any reverse repurchase agreements.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2002, the Portfolios did not hold any TBA securities.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 2002, the Portfolio did not have any open mortgage roll transactions.

     11.  SHORT SALES AGAINST THE BOX

     The Fundamental Value Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2002, the Portfolio did not have any open short sale transactions.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     12.  LENDING OF SECURITIES
     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2002, the Appreciation and Fundamental Value Portfolios loaned securities having a market value of $13,244,813 and $31,613,100, respectively, and received cash collateral amounting to $14,187,699 and $34,621,852, respectively, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

     Income earned by the Appreciation and Fundamental Value Portfolios from securities loaned for the year ended December 31, 2002 were $33,583 and $70,702, respectively.

     At December 31, 2002, the Intermediate High Grade Portfolio did not have any securities on loan.

     13.  CAPITAL LOSS CARRYFORWARDS
     At December 31, 2002, the Intermediate High Grade, Appreciation and Fundamental Value Portfolios had, for Federal income tax purposes, capital loss carryforwards of approximately $490,000, $52,193,000 and $17,400,000, respectively, available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                             2004     2005      2006       2007        2008         2009          2010
----------------------------------------------------------------------------------------------------------
Intermediate High Grade...  $4,000   $25,000   $84,000   $110,000   $  267,000            --            --
Appreciation..............      --        --        --         --    7,977,000   $14,099,000   $30,117,000
Fundamental Value.........      --        --        --         --           --            --    17,400,000
----------------------------------------------------------------------------------------------------------

     In addition, the Appreciation and Fundamental Value Portfolios had capital losses realized of $6,262,212 and 11,375,947, respectively, after October 31, 2002, which were deferred for tax purposes to the first day of the following year.

     14.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS
     At December 31, 2002, the tax basis components of distributable earnings were:

                                                               UNDISTRIBUTED    ACCUMULATED       UNREALIZED
                                                                 ORDINARY         CAPITAL        APPRECIATION
PORTFOLIO                                                         INCOME            LOSS        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................      $  3,013       $   (490,051)    $    220,400
--------------------------------------------------------------------------------------------------------------
Appreciation...............................................       157,033        (52,193,247)      (2,596,346)
--------------------------------------------------------------------------------------------------------------
Fundamental Value..........................................       151,838        (17,399,550)     (35,078,400)
--------------------------------------------------------------------------------------------------------------

     For the Intermediate High Grade Portfolio, Appreciation Portfolio and Fundamental Portfolio, the difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale and other loss deferrals.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                                 ORDINARY       LONG-TERM
PORTFOLIO                                                         INCOME      CAPITAL GAINS       TOTAL
----------------------------------------------------------------------------------------------------------
Intermediate High Grade.....................................    $  426,903     $       --      $   426,903
----------------------------------------------------------------------------------------------------------
Appreciation................................................     8,932,946             --        8,932,946
----------------------------------------------------------------------------------------------------------
Fundamental Value...........................................     5,637,699      8,995,184       14,632,883
----------------------------------------------------------------------------------------------------------

     15.  TRANSFER OF NET ASSETS
     On April 20, 2001, the Appreciation Portfolio acquired the assets and liabilities of the CitiSelect VIP Folio 200 Conservative and 300 Balanced Portfolios ("CitiSelect Portfolios") pursuant to a plan or reorganization approved by the CitiSelect Portfolios' shareholders. Total shares issued by the Appreciation Portfolio, the total net assets of the CitiSelect Portfolios and the total net assets of the Appreciation Portfolio on the date of the transfer are as follows:

                                                                       TOTAL NET ASSETS
                                              SHARES ISSUED BY THE     OF THE CITISELECT    TOTAL NET ASSETS OF THE
ACQUIRED PORTFOLIOS                          APPRECIATION PORTFOLIO       PORTFOLIOS        APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
CitiSelect VIP Folio 200 Conservative....           379,246               $ 8,605,094            $610,126,655
CitiSelect VIP Folio 300 Balanced........           501,112                11,370,237             610,126,655
-------------------------------------------------------------------------------------------------------------------

     Total net assets of the Appreciation Portfolio immediately after the transfer were $630,101,986. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

     16.  SHARES OF BENEFICIAL INTEREST
     At December 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................         35,706              35,148
Shares issued on reinvestment...............................         45,710              44,846
Shares reacquired...........................................       (160,430)           (277,727)
---------------------------------------------------------------------------------------------------
Net Decrease................................................        (79,014)           (197,733)
---------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      4,190,186           3,358,348
Shares issued on reinvestment...............................        497,784             318,515
Net asset value of shares issued in connection with the
  transfer of CitiSelect VIP Folio 200 Conservative and
  CitiSelect VIP Folio 300 Balanced (Note 15)...............             --             880,358
Shares reacquired...........................................     (2,949,823)         (1,845,708)
---------------------------------------------------------------------------------------------------
Net Increase................................................      1,738,147           2,711,513
---------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE PORTFOLIO
Shares sold.................................................      8,930,932           7,972,119
Shares issued on reinvestment...............................        964,168           2,144,797
Shares reacquired...........................................     (2,226,233)         (1,175,717)
---------------------------------------------------------------------------------------------------
Net Increase................................................      7,668,867           8,941,199
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

INTERMEDIATE HIGH GRADE PORTFOLIO                   2002(1)       2001(1)       2000(1)         1999        1998(1)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............         $9.61         $9.74         $9.69        $10.90        $10.89
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)....................          0.30          0.46          0.54          0.77          0.65
  Net realized and unrealized gain
     (loss)(2)................................          0.48          0.23          0.35         (1.17)         0.07
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........          0.78          0.69          0.89         (0.40)         0.72
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................         (1.15)        (0.82)        (0.84)        (0.81)        (0.71)
--------------------------------------------------------------------------------------------------------------------
Total Distributions...........................         (1.15)        (0.82)        (0.84)        (0.81)        (0.71)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................         $9.24         $9.61         $9.74         $9.69        $10.90
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................          8.35%         7.39%         9.83%        (3.69)%        6.79%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)................        $3,666        $4,571        $6,558        $8,821       $13,242
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................          2.02%         1.19%         0.98%         1.22%         0.93%
  Net investment income(2)....................          3.14          4.63          5.72          5.46          5.82
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            27%           57%           42%           71%           60%
--------------------------------------------------------------------------------------------------------------------

APPRECIATION PORTFOLIO                              2002(1)       2001(1)       2000(1)         1999        1998(1)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $21.66        $22.81        $23.39        $21.16        $18.73
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................          0.13          0.18          0.27          0.13          0.27
  Net realized and unrealized gain (loss).....         (3.92)        (1.09)        (0.37)         2.62          3.24
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........         (3.79)        (0.91)        (0.10)         2.75          3.51
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................         (0.29)        (0.24)        (0.17)        (0.16)        (0.22)
  Net realized gains..........................            --            --         (0.31)        (0.36)        (0.86)
--------------------------------------------------------------------------------------------------------------------
Total Distributions...........................         (0.29)        (0.24)        (0.48)        (0.52)        (1.08)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $17.58        $21.66        $22.81        $23.39        $21.16
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................        (17.53)%       (3.97)%       (0.41)%       13.12%        19.15%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)................      $548,655      $638,431      $610,502      $529,419      $245,680
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................          0.77%         0.77%         0.78%         0.79%         0.80%
  Net investment income.......................          0.67          0.83          1.18          1.18          1.36
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            71%           59%           64%           53%           22%
--------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, net investment income, net realized and unrealized gain per share and the ratio of net investment income to average net assets would have been $0.50, $0.19 and 5.06%, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

FUNDAMENTAL VALUE PORTFOLIO                      2002(1)       2001        2000        1999       1998(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $19.08      $22.55      $20.14      $17.55      $17.62
----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................      0.11        0.08        0.20        0.42        0.49
  Net realized and unrealized gain (loss)......     (4.16)      (1.22)       3.73        3.37        0.38
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............     (4.05)      (1.14)       3.93        3.79        0.87
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................     (0.18)      (0.15)      (0.39)      (0.48)      (0.43)
  Net realized gains...........................     (0.29)      (2.18)      (1.13)      (0.72)      (0.51)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (0.47)      (2.33)      (1.52)      (1.20)      (0.94)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $14.56      $19.08      $22.55      $20.14      $17.55
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................    (21.30)%     (5.27)%     20.47%      22.02%       4.97%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S).................  $472,946    $473,415    $357,848    $330,297    $298,215
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................      0.78%       0.77%       0.79%       0.79%       0.79%
  Net investment income........................      0.68        0.64        0.83        2.07        2.79
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        20%         32%         36%         41%         72%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Intermediate High Grade, Appreciation, and Fundamental Value Portfolios ("Portfolios") of Greenwich Street Series Fund ("Fund") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            [KPMG LLP SIGNATURE]

New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT DIRECTORS AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Fund") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                             TERM OF                                       NUMBER OF
                                           OFFICE* AND                                   PORTFOLIOS IN
                            POSITION(S)     LENGTH OF                                    FUND COMPLEX              OTHER
      NAME, ADDRESS          HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY           TRUSTEESHIPS
         AND AGE               FUND          SERVED             PAST FIVE YEARS             TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES:

Herbert Barg               Trustee          Since        Retired                               44        None
1460 Drayton Lane                            1995
Wynnewood, PA 19096
Age 79

Dwight B. Crane            Trustee          Since        Professor, Harvard Business           51        None
Harvard Business School                      1995        School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett            Trustee          Since        President of Dorsett McCabe           28        None
201 East 62nd Street                         1991        Capital Management Inc.;
New York, NY 10021                                       Former Chief Investment
Age 72                                                   Officer of Leeb Capital
                                                         Management, Inc.

Elliot S. Jaffe            Trustee          Since        Chairman of The Dress Barn            28        Zweig Total Return Fund;
The Dress Barn Inc.                          1991        Inc.                                            Zweig Fund, Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman         Trustee          Since        Attorney                              62        None
Stephen E. Kaufman PC                        1995
277 Park Avenue, 47th
Floor
New York, NY 10172
Age 71

Joseph J. McCann           Trustee         Since 1995    Retired                               28        None
200 Oak Park Place
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.     Trustee          Since        Chief Executive Officer of            28        None
Meadowbrook Village                          1991        Performance Learning Systems
Building 1, Apt. 6
West Lebanon, NH 03784
Age 70

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                             TERM OF                                       NUMBER OF
                                           OFFICE* AND                                   PORTFOLIOS IN
                            POSITION(S)     LENGTH OF                                    FUND COMPLEX              OTHER
      NAME, ADDRESS          HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY           TRUSTEESHIPS
         AND AGE               FUND          SERVED             PAST FIVE YEARS             TRUSTEE           HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

R. Jay Gerken**            Chairman,        Since        Managing Director of SSB;            227        None
Salomon Smith Barney Inc.  President and     2002        Chairman, President and Chief
("SSB")                    Chief                         Executive Officer of Smith
399 Park Avenue, 4th       Executive                     Barney Fund Management LLC
Floor                      Officer                       ("SBFM"), Travelers Investment
New York, NY 10022                                       Adviser, Inc. ("TIA") and Citi
Age 51                                                   Fund Management Inc.

OFFICERS:

Lewis E. Daidone           Senior Vice      Since        Managing Director of SSB;            N/A        N/A
SSB                        President and     1995        Former Chief Financial Officer
125 Broad Street, 11th     Chief                         and Treasurer of mutual funds
  Floor                    Administrative                affiliated with Citigroup
New York, NY 10004         Officer                       Inc.; Director and Senior Vice
Age 45                                                   President of SBFM and TIA

Richard L. Peteka          Chief            Since        Director of SSB; Director and        N/A        N/A
SSB                        Financial         2002        Head of Internal Control for
125 Broad Street, 11th     Officer and                   Citigroup Asset Management
Floor                      Treasurer                     U.S. Mutual Fund
New York, NY 10004                                       Administration from 1999-2002;
Age 41                                                   Vice President and Head of
                                                         Mutual Fund Administration and
                                                         Treasurer at Oppenheimer
                                                         Capital from 1996-1999

Sandip A. Bhagat, CFA      Vice             Since        Managing Director of SSB;            N/A        N/A
Travelers Investment       President and     1994        President and Investment
Management Company         Investment                    Officer of TIMCO
("TIMCO")                  Officer
100 First Stamford Place
Stamford, CT 06902
Age 42

Harry D. Cohen             Vice             Since        Managing Director of SSB;            N/A        N/A
SSB                        President and     1991        Investment Officer of SBFM
339 Park Avenue            Investment
New York, NY 10022         Officer
Age 62

Denis Doherty              Vice             Since        Director of SSB; Investment          N/A        N/A
SSB                        President and     1998        Officer of SBFM
339 Park Avenue            Investment
New York, NY 10022         Officer
Age 39

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                              TERM OF                                       NUMBER OF
                                            OFFICE* AND                                   PORTFOLIOS IN
                                             LENGTH OF                                    FUND COMPLEX              OTHER
      NAME, ADDRESS         POSITION(S)        TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY           TRUSTEESHIPS
         AND AGE           HELD WITH FUND     SERVED             PAST FIVE YEARS             TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Scott Glasser              Vice President    Since        Managing Director of SSB;            N/A        N/A
SSB                        and Investment     1996        Investment Officer of SBFM
339 Park Avenue            Officer
New York, NY 10022
Age 37

John G. Goode              Vice President    Since        Managing Director of SSB;            N/A        N/A
SSB                        and Investment     1993        Investment Officer of SBFM
One Sansome Street         Officer
San Francisco, CA 94104
Age 58

Martin R. Hanley           Vice President    Since        Director of SSB; Investment          N/A        N/A
SSB                        and Investment     2001        Officer of SBFM
399 Park Avenue            Officer
New York, NY 10022
Age 38

Michael A. Kagan           Vice President    Since        Managing Director of SSB;            N/A        N/A
SSB                        and Investment     2000        Investment Officer of SBFM
339 Park Avenue            Officer
New York, NY 10022
Age 42

John Lau                   Vice President    Since        Vice President of SSB;               N/A        N/A
Travelers Investment       and Investment     2000        Investment Officer of TIMCO
Management Company         Officer
100 First Stamford Place
Stamford, CT 06902
Age 36

Roger M. Lavan             Vice President   Since 2002    Managing Director of SBAM            N/A        N/A
SSB                        and Investment
399 Park Avenue            Officer
New York, NY 10022
Age 39

Beth A. Semmel             Vice President   Since 2002    Managing Director of SBAM            N/A
SSB                        and Investment
399 Park Avenue            Officer
New York, NY 10022
Age 41

Peter J. Wilby, CFA        Vice President   Since 2002    Managing Director and Chief          N/A        N/A
SSB                        and Investment                 Investment Officer of SBAM
399 Park Avenue            Officer
New York, NY 10022
Age 43

David M. Zahn              Vice President   Since 2002    Investment Officer of Global         N/A        N/A
Global Capital Management  and Investment                 Capital Management
Citigroup Centre           Officer
Canada Square
Canary Wharf, London
E14 5LB
Age 31

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                              TERM OF                                       NUMBER OF
                                            OFFICE* AND                                   PORTFOLIOS IN
                                             LENGTH OF                                    FUND COMPLEX              OTHER
      NAME, ADDRESS         POSITION(S)        TIME       PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY           TRUSTEESHIPS
         AND AGE           HELD WITH FUND     SERVED             PAST FIVE YEARS             TRUSTEE           HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Olivier Asselin            Vice President   Since 2002    Investment Officer at Global         N/A        N/A
Global Capital Management  and Investment                 Capital Management
Citigroup Centre           Officer
Canada Square
Canary Wharf, London
E14 5LB
Age 39

Andrew Beagly              Chief            Since 2002    Director, Salomon Smith Barney       N/A        N/A
SBAM                       Anti-Money                     (since 2000); Director of
399 Park Avenue            Laundering                     Compliance, North America,
4th Floor                  Compliance                     Citigroup Asset Management
New York, NY 10022         Officer                        (since 2000); Director of
Age 41                                                    Compliance, Europe, the Middle
                                                          East and Africa, Citigroup
                                                          Asset Management (from 1999 to
                                                          2000); Compliance Officer,
                                                          Salomon Brothers Asset
                                                          Management Limited, Smith
                                                          Barney Global Capital
                                                          Management Inc., Salomon
                                                          Brothers Asset Management Asia
                                                          Pacific Limited (from 1997 to
                                                          1999).

Kaprel Ozsolak             Controller       Since 2002    Vice President of SSB                N/A        N/A
SSB
125 Broad Street, 11th
Floor
New York, NY 10004
Age 37

Christina T. Sydor         Secretary         Since        Managing Director of SSB;            N/A        N/A
SSB                                           2000        General Counsel and Secretary
300 First Stamford Place                                  of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

---------------
 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr.
   Gerken is an officer of SBFM and certain of its affiliates.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

- Percentages of ordinary dividends paid as qualifying for the dividends received deduction:
     Appreciation Portfolio.................................        91.64%
     Fundamental Value Portfolio............................          100
- Total long-term capital gain distributions paid:
     Fundamental Value Portfolio............................  $ 8,995,184

A total of 27.77% of the ordinary dividends paid by the Intermediate High Grade Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Salomon Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S-6223-1 H (2/03)                03-4482

                GREENWICH STREET SERIES FUND ANNUAL REPORT FOR
                                SYMPHONY

                        A TAX-DEFERRED VARIABLE ANNUITY


[HARP GRAPHIC]



                           EQUITY  INDEX PORTFOLIO

                    DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                 SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

                 SALOMON BROTHERS VARIABLE MONEY MARKET FUND

                SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

             SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

                SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND


                                                        DECEMBER 31, 2002

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Greenwich
Street Series Fund ("Fund"), replacing Heath B.
McLendon, who has been appointed Chairman of Salomon
Smith Barney Inc.'s new Equity Research Policy
Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney
Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup
Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Greenwich Street Series Fund -- Salomon Brothers
Variable Money Market Fund, Diversified Strategic Income
Portfolio, Salomon Brothers Variable All Cap Value Fund,
Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Emerging Growth Fund and Salomon Brothers Variable International Equity Fund ("Portfolio(s)")(1) for the year ended December 31, 2002. In this report, the Portfolios' managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolios' investment strategy. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

          Performance of the Greenwich Street Series Fund for the Year Ended December 31, 2002(2)

Salomon Brothers Variable Money Market Fund.................    0.52%
Diversified Strategic Income Portfolio......................    4.84
Salomon Brothers Variable All Cap Value Fund................  (30.65)
Equity Index Portfolio
  Class I Shares............................................  (22.17)
  Class II Shares...........................................  (22.37)
Salomon Brothers Variable Growth & Income Fund..............  (23.35)
Salomon Brothers Variable Emerging Growth Fund..............  (32.65)
Salomon Brothers Variable International Equity Fund.........  (21.82)

MARKET AND ECONOMIC REVIEW

When the first quarter of 2002 commenced, the U.S. economy and financial markets appeared on pace toward recovery from the shock of the tragic terrorist attacks on September 11, 2001. However, questionable corporate accounting practices, softening economic data and the prospect of conflict in Iraq increased investors' fears. Consequently, most of the stock markets around the world were plagued by volatility, prompting many equity investors to seek safer havens in fixed-income

---------------

1 Each Portfolio is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

2 The performance returns cited above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity or life contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of each Portfolio.

securities. Although most bonds benefited from this move of investment capital, U.S. Treasury securities were among the most notable fixed-income investments that provided exceptional returns during 2002 as prices on these government issues, which move inversely to these securities' yields, rose to levels not seen in decades.

The Federal Open Market Committee ("FOMC")(3) surprised the market with a larger-than-expected reduction in its short-term interest rate target on November 6, 2002 to 1.25% to help the economy work through its current soft spot. The reduction marked the FOMC's first change to its short-term rate target in almost a year. Although stocks initially reacted positively to the rate reduction, stocks faltered and bonds rallied at the end of the year, thus completing a difficult year for equities and a terrific one for many fixed-income securities classes. Bonds outperformed stocks for the third year in a row, marking the first time that bonds beat equities for three consecutive years since the 1939 to 1941 period.

Going forward, the economy looks to continue a modest, albeit below-trend, pace of growth in 2003. For all of 2002, Gross Domestic Product ("GDP")(4) growth was around 2.6%, indicating a slow recovery, but a recovery nonetheless. Although we believe the economy is still facing challenges, growth is expected to be somewhat stronger in 2003 than in 2002. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending. Corporate financial health appears to be slowly improving. Modest gains in profits have been observed in an environment of very little pricing power and consequently, of low inflation. We believe that cost cutting has generally resulted in large gains in productivity, and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters of 2002, the outlook for continued capital spending remains clouded by near-term uncertainty.

Thank you for your investment in the Greenwich Street Series Fund. We look forward to continuing to help you meet your investment objective.

Sincerely,

[/s/ R. JAY GERKEN]

R. Jay Gerken
Chairman, President and
Chief Executive Officer

January 29, 2003

The information provided in the following commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 20 through 60 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

---------------

3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4 GDP is a market value of goods and services produced by labor and property in a given country.
 2

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LETTER FROM THE MANAGER

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

INVESTMENT STRATEGY

The Salomon Brothers Variable Money Market Fund ("Portfolio") seeks maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in short-term money market securities, including U.S. government securities, repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers' acceptances and high-quality commercial paper and short-term corporate debt obligations of U.S. and foreign issuers, including variable-rate and floating-rate securities. The Portfolio invests only in securities purchased with and payable in U.S. dollars.

PERFORMANCE UPDATE

The Portfolio's seven-day current yield as of December 31, 2002 was 0.25%. The Portfolio generated a seven-day effective yield of 0.25%(1) as of December 31, 2002. (Both numbers are the same due to rounding.)

Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PORTFOLIO MANAGER MARKET OVERVIEW

Macroeconomic fundamentals such as perceptions of benign inflation, slow economic growth and historically low interest rates prompted many investors concerned about equity market volatility to shift their money from equities into fixed-income investment instruments during 2002. U.S. Treasury securities particularly benefited from this "flight-to-quality" buying as investor demand pushed their prices higher.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

Supply of investment-grade commercial paper contracted during 2002. Many corporations had less of a need to borrow capital, as they had cut back on business investment and capital expenditures. Still, other firms focused more on liquidity and repairing their financial health as short-term debt was termed out and maturities were extended. In terms of our investment approach given these market considerations, we purchased high-quality bank certificates of deposits, government securities and asset-backed securities. In the government market, especially during the latter part of 2002, we observed an increase in short-dated government agency discount notes to replace maturing medium-dated callable securities.

PORTFOLIO MANAGER MARKET OUTLOOK

As 2003 gets underway, the U.S. economy is facing many obstacles on its course towards establishing a more solid growth path. However, we believe the seeds continue to be sown for what could be a stronger rebound than anticipated toward the latter part of the year. Monetary and fiscal policies are extremely stimulative and selected economic indicators have improved over prior periods (e.g., manufacturing data from the Institute of Supply Management ("ISI") and jobless claims data). Commodity prices have risen quite sharply versus prior periods, and mortgage refinancings continue to be reported at a strong pace, positively impacting consumer balance sheets. We believe these factors bode well for a strong recovery beginning in the middle of 2003. We believe that U.S. Federal Reserve Board ("Fed") policy will essentially remain stable over the next several months and that the next move in short-term interest rates may be higher rather than lower. Given that prices of fixed-income securities, particularly those with longer-term maturities, move inversely to interest rates and yields, we believe that in anticipation of a rate hike, the combination of scenarios above could likely lead to a steeper yield curve(2) (i.e., the gap between yields on fixed-income securities with longer-term maturities versus those on shorter-term issues will likely widen) during the first half of 2003.

---------------

1 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The seven-day effective yield will be slightly higher than the seven-day current yield because of the effect of the assumed reinvestment.

2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

PORTFOLIO MANAGER PORTFOLIO OUTLOOK

Currently, the short-term yield curve is fairly flat and we do not believe that investing in issues with extended maturities would generate significant rewards for investors. In our view, a series of critical events have added uncertainty to the marketplace, and the potential for war with Iraq is at the forefront. The sooner this issue can be resolved, the more focused investors may become on the economy. Given our aforementioned market outlook, our investment tactics call for maintaining neutral average maturities in the Portfolio and seeking issues with extended maturities only when more competitive yields present themselves.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

INVESTMENT STRATEGY

The Diversified Strategic Income Portfolio ("Portfolio") seeks high current income. The Portfolio invests primarily in three types of fixed-income securities: (1) U.S. government and mortgage-related securities, (2) foreign government securities(3) and (3) corporate debt securities and non-convertible, preferred stocks rated below investment-grade.(4)

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned 4.84%. In comparison, the Lehman Brothers Aggregate Bond Index(5) returned 10.25% for the same period. The "Blended Index," reflecting 35% of the average annual total returns of the Merrill Lynch GNMA Master Index,(6) 35% of the Merrill Lynch Global Bond Index(7) and 30% of the Merrill Lynch High-Yield Master II Index ("Merrill High-Yield Master Index"),(8) returned 8.32% for the period.

PORTFOLIO MARKET AND PORTFOLIO OVERVIEW

INVESTMENT-GRADE

Equity market volatility throughout the period prompted nervous investors to seek out safer havens in fixed-income securities. Consequently, the market for U.S. Treasury securities provided exceptional returns during 2002 as prices on these government issues, which move inversely to the securities' yields, rose, dropping their yields to levels not seen in decades.

When the first quarter of 2002 commenced, the U.S. economy and financial markets appeared on pace toward recovery from the shock of the tragic terrorist attacks on September 11, 2001. However, in the second quarter, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). However, perhaps even more of a significant contributor to the performance of fixed-income securities markets was the decline in equities during the period. Mortgage rates also began their steep descent, which provided further impetus for the decline in bond yields as old mortgages were refinanced.

By the time summer arrived, economic data were softening across more industries and corporate accounting scandal headlines continued to relentlessly plague the stock markets. As the equity market plunged in July, anticipation of Fed action grew. Equity market volatility subsequently ensued and bond yields fell to low levels for the year as the third quarter ended.

In November, the Federal Open Market Committee ("FOMC")(9) cut short-term interest rates, equities rebounded and corporate spreads(10) narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically

---------------

 3 Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

 4 Investments in non-investment grade securities involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.

 5 The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset- backed issues, rated investment-grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.

 6 The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"). Please note that an investor cannot invest directly in an index.

 7 The Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. Please note that an investor cannot invest directly in an index.

 8 The Merrill High-Yield Master Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default. Please note that an investor cannot invest directly in an index.

 9 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

10 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
 4
narrowing the margin between yields on corporate issues and U.S. Treasuries). Many investors began to increase their appetite for credit risk in consideration of the historically wide spreads between yields on corporate bonds and U.S. Treasury securities, favorable market technical conditions, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003.

During the quarter, U.S. Treasury bond yields rose irregularly (although yields declined toward the end of the year as prices advanced to an extent). North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In conclusion, U.S. Treasury security returns for the fourth quarter were reasonable for shorter-term Treasury securities and negative for longer-term bonds scheduled to mature at later dates.

HIGH-YIELD

Although a series of challenges weighed upon the high-yield market, particularly during the first half of the reporting period, performance improved as the period progressed as reflected by the return of the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Index"),(11) which returned negative 1.52% for 2002 as a whole.

Encouraging economic data and a large amount of inflows of capital into high-yield mutual funds helped propel the high-yield market higher during the first half of the period, despite increased market volatility that ensued following reports of bankruptcies in the corporate sector, corporate integrity concerns and a sizeable number of credit downgrades of corporate debt by major debt-rating agencies. The rally proved short-lived, however, as additional reported discoveries of fraudulent accounting practices at several high-profile companies and earnings restatements further weakened investor confidence, which had already been hovering at fragile levels. These developments caused credit markets to re-price lower.

During this final quarter, when the FOMC cut short-term interest rates, increased optimism about the investment environment prompted by: an equity market rally, improvement in economic data, and an increased possibility of avoiding war with Iraq at the time, helped drive the high-yield market higher.

Looking back over calendar year 2002 as a whole, the high-yield market's top-performing categories included containers, restaurants, consumer products, gaming, broadcast/outdoor and paper/forest products. The worst performing categories included those related to wireline telecommunications, cable, airlines, utilities, wireless telecommunications, tower and supermarkets/drugstores.

EMERGING MARKETS

Towards the fourth quarter of 2002, we introduced emerging markets debt to the Portfolio and it accounted for approximately 5% of the Portfolio as of December 31, 2002. We believe that combining high-yield and emerging market debt securities can enhance the absolute and relative returns of a stand-alone high-yield portfolio over the long term.

Emerging markets debt returned 14.24% for the Portfolio's annual period ended December 31, 2002, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+").(12) During the year, EMBI+ sovereign spreads widened by 34 basis points(13) closing at 765 basis points over U.S. Treasuries. Return volatility for emerging markets debt for this period was 10.02%, substantially below long-term historical levels of 15-16%.

LATIN AMERICA

Latin America as a region returned 7.17% for the year, sharply underperforming the non-Latin American region during this period. In particular, the region was affected by the political and fiscal uncertainty in Brazil, Argentina's economic difficulties post-default, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")(14) and deteriorating fundamentals in Venezuela. Despite political instability and economic turmoil Venezuela was the best-performing Latin credit market in the EMBI+ returning 18.74% for the fiscal year.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries returned 25.57% during the Portfolio's fiscal year. In Europe, two major obstacles to the process of European Union ("EU") enlargement were removed in October. First, in a referendum, Ireland voted in favor of

---------------

11 The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

12 The EMBI+ is a total return index that tracks the traded market for U.S.
   dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

13 A basis point is one one-hundredth (1/100 or 0.01) of one percent.

14 The IMF is an international organization of various member countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

enlargement. Second, and perhaps more important, the EU reached agreement on its agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. Eventual inclusion of emerging countries including Bulgaria and Turkey in the EU will be an important development for the market.

Gaining 35.86% for the Portfolio's annual period, Russia was the best EMBI+ performer. High oil prices during the period continued to strengthen Russia's credit fundamentals.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

INVESTMENT-GRADE

When the FOMC met on January 28-29, 2003, it opted not to change its federal funds rate ("fed funds rate")(15) target. Looking ahead, we continue to anticipate that the FOMC will keep both its monetary policy and its bias unchanged with more stimulus coming out of Washington D.C. in 2003. We believe that a substantial amount of steepening (i.e., rise in yields) has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and tempered negotiations with North Korea over its nuclear capabilities. It is possible that the FOMC could raise interest rates swiftly if business conditions improve in 2003. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003.

HIGH-YIELD

We think that short-term interest rates may potentially rise within the year or so. Although prices of bonds typically move opposite to yields, high-yield bonds, while subject to interest rate movements, are more highly correlated to equity market performance and potential corporate credit rating changes than higher-rated investment-grade taxable bonds with secure credit ratings. We remain somewhat cautious in terms of credit risk but believe the credit risk environment will be moderate in 2003.

We believe that the high-yield market overall is attractive based upon the recent yields of securities in this market, which in many cases exceeded 12%. (Note: High-yield bonds are subject to additional credit risk over higher-rated issues, such as the increased risk of default, because of their lower credit quality). We believe that current valuations discount many of the negative news of the past year and that many of these concerns are likely to abate over the coming year. In our view, the worst news with regard to corporate accounting scandals should be over, and a potential war with Iraq appears to be discounted to a significant extent into the fixed-income securities market. As these concerns ease and equity markets stabilize, after an extremely volatile year, we believe the high-yield bond market should perform favorably.

In light of the outlook above, we continue to focus on opportunities in the single-B rated sector(16) on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are selectively adding a moderate amount of credit risk to the portfolio by seeking suitable opportunities in lower-quality investment-grade and crossover
(investment-grade/high-yield) bonds.

EMERGING MARKETS

EMBI+ sovereign spreads closed the fiscal period at 765 basis points over U.S. Treasuries. Assuming that the worst of the global risk aversion of 2002 is behind us, we think that these spread levels should support emerging markets debt in the upcoming year. Our main concern at this point would be increased global risk volatility related to uncertainty regarding possible military action in Iraq. We remain vigilant in monitoring this risk as it pertains to our market.

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

INVESTMENT STRATEGY

The Salomon Brothers Variable All Cap Value Fund ("Portfolio") seeks, primarily, long-term growth of capital and, secondarily, current income. The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible(17) into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in

---------------

15 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

16 There is additional credit risk for debt issues in this lower credit category versus issues that have higher credit ratings.

17 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.
 6
securities of large, well-known companies but may also invest a significant portion of its assets in securities of small-to-medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio generated a total return of negative 30.65%. In comparison, the benchmark Russell 3000 Index(18) returned negative 21.54% and the S&P 500 Index(19) returned negative 22.09% for the period.

PORTFOLIO MANAGER MARKET OVERVIEW

It is clear that the terrorist attacks of September 11, 2001 had a more lasting impact on business prospects in 2002 than many analysts originally thought. In addition, the final stages of the previous bull market included more than just excessive enthusiasm for common stocks and inflated valuations. A host of corporate governance issues developed within the business culture of the late 1990s that carried significant risk for investors. Accounting and other techniques were used to make companies' earnings look better than they were. Unfortunately, a few companies actually crossed the line into outright fraud. In early 2002, we already knew about Enron's troubles, and it was thought that this might be the only major "bad actor" in corporate America. However, with the WorldCom revelations in late June, 2002, it became clear that there were other problems as well. As a result, valuations on Wall Street fell sharply, and there were few places to hide in the equity markets during the summer of 2002. (Please note that the Portfolio held neither Enron nor WorldCom in 2002).

                                Funds Flow Chart

Compounding these difficulties were substantial cash flows out of equity mutual funds. Instead, bond funds became the primary focus for many investors. In addition, risk-averse investors built up their holdings in money market funds. Although short-term interest rates approached 1%, a figure not seen in more than 40 years, money market fund assets as a percentage of the Wilshire 5000 Total Market Index ("Wilshire 5000 Index"),(20) a very broad measure of the value of common stocks in the United States, reached 27%. In comparison, when short-term interest rates reached 20% about 20 years ago, money market fund assets comprised approximately 23% of the Wilshire 5000 Index.

---------------

18 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
   companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.

19 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
20 The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.

                               Fund Assets Chart

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

Since the spring of 2002, economically sensitive companies have performed worse than consumer stocks. Industrials, technology companies, some consumer discretionary businesses and selected healthcare companies have fallen substantially more than the overall market. We believe that consumer stocks held up well in 2002 because of lower interest rates and the benefits of a record volume of mortgage refinancings, which put additional cash in consumers' pockets. Going forward, we believe that interest rates are probably near their lows for the next ten years, and consumer stocks may not benefit from additional rate reductions. In our opinion, economically sensitive stocks should do much better on a relative and absolute basis over the next few years.

Although we believe that this investment strategy is the correct one for the next 3 to 5 years, it probably penalized the Portfolio's results in 2002. Stocks that we regarded as attractive became even more reasonably priced, especially during the second quarter. After generally avoiding technology stocks since early 2000, in 2002 we determined that many technology stocks had reached price levels that, in our opinion, made them attractive once again.

Accordingly, we began to add to our technology holdings in 2002. We initiated or added to positions in Intel Corp., Agilent Technologies, Inc., Solectron Corp., 3Com Corp., Unisys Corp., Nokia Oyj, LSI Logic Corp., Motorola, Inc., Taiwan Semiconductor Manufacturing Co., Ltd. and Lattice Semiconductor Corp. Many of these companies are so-called growth stocks,(21) but their fall in price brought them into value-stock(22) territory.

Other significant purchases during the year included Nippon Telegraph & Telephone Corp., which we believe to be one of the cheapest telephone companies in the world, Honeywell International Inc., Hasbro, Inc., Comcast Corp., Metro-Goldwyn-Mayer, Inc., Abbott Laboratories, Cablevision Systems New York Group, AOL Time Warner Inc., St. Paul Cos., Inc., Pfizer Inc., Eastman Kodak Co., Raytheon Co., Cabot Corp., Vulcan Materials Co. and SBC Communications Inc.

Significant sales or reductions during the year included Georgia-Pacific Corp., Golden State Bancorp Inc., Countrywide Credit Industries, Inc., El Paso Corp., Varco International Inc. and Agere Systems Inc.

PORTFOLIO MANAGER OUTLOOK

We expect an improving stock market in 2003 to be driven by the monetary stimuli already in place as well as new fiscal initiatives. In a November 21, 2002 speech titled Deflation -- Making Sure It Doesn't Happen Here, Fed Governor Ben Bernanke outlined steps the Fed could take to counter deflationary forces, if interest rates were effectively at zero. It is apparent that the Bush Administration and the Fed are committed to getting the economy moving again, and they appear willing to employ extraordinary means to accomplish this goal.

---------------

21 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed-income investments but are subject to greater market fluctuations and risks.

22 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.
 8

Whether the U.S. moves into Iraq or not, we believe that the next step for oil prices is $20/barrel. For much of 2002, oil prices ranged between $28 and $30/barrel. If circumstances develop as we expect, lower oil prices may have the same effect on the world economy as a large tax reduction, especially within developing nations that are relatively dependent on oil. Currently, the prices of leading oil stocks appear to reflect prices of approximately $20/barrel.

A difficult market for U.S. Treasury bonds may develop in 2003 if, as we expect, interest rates move higher. Corporate and lower quality bonds may fare relatively well if reduced yield differences relative to U.S. Treasury securities, known as "spreads," offset rising interest rates. We believe that, with Treasury yields likely to move 75 to 100 basis points higher, so too should mortgage rates, which generally are linked to the yield of the 10-year Treasury bond. As a result, the housing market may be less robust in 2003 than in recent years. If our forecast is correct, money should begin to flow toward stocks and away from real estate and high-quality, fixed-income securities.

When severe bear markets end, several things typically occur. First, new market leadership emerges as an improving stock market differs in important ways from the previous bull-market cycle. Second, the market's improved performance is usually restrained relative to long-term norms. There is, however, one important exception: The initial advance coming out of a severe bear market is often quite substantial. After reaching a bottom after the 1973 to 1974 bear market, the S&P 500 Index advanced 46% between December 6, 1974 and June 30, 1975. From there until early 1980, the market's annual gains averaged just 6.5%. Until now, the 1973 to 1974 market slump represented the "gold standard" for bear markets. However, we now believe the 2000-2002 bear market was worse in severity and duration.

We would not be surprised to see the market advance 25% sometime in 2003, which would represent sub-par performance in a historical context. When the initial market thrust is completed, we suspect that the market's average annual rise may be measured in the high single digits over the next few years.

It is interesting to note that the Commodity Research Bureau Index ("CRB")(23) and gold futures appear to be breaking 22-year downtrends. In addition, we believe that our 100-year "houses vs. stocks" chart currently shows a buy signal for houses. These data suggest that the U.S. dollar may weaken, interest rates may rise over the next few years and inflation may pick up in 2004-2005. If inflationary pressures affect producer prices, market sectors that stand to benefit include basic materials, machinery and other hard-assets industries that limited their capital expenditures over the last decade.

                          Stock vs. Real Estate Chart

---------------
23 The CRB is an index that measures the overall direction of commodity sectors.
   The Index was designed to isolate and reveal the directional movement of prices in overall commodity trades. Please note that an investor cannot invest directly in an index.

As stated earlier, we believe that economically sensitive stocks may perform especially well in 2003. If legislation to mitigate the double taxation of dividends passes, companies providing secure yields above 3% may also represent an attractive segment of the stock market.

EQUITY INDEX PORTFOLIO

INVESTMENT STRATEGY

The Equity Index Portfolio ("Portfolio") seeks investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Portfolio will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments, with similar economic characteristics, including in the S&P 500 Index. The Portfolio invests at least 90% of its assets in common stocks included in the S&P 500 Index.

PERFORMANCE UPDATE

For the year ended December 31, 2002, Class I shares of the Portfolio returned negative 22.17% and Class II shares returned negative 22.37%. In comparison, the S&P 500 Index returned negative 22.09% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

The U.S. economy has followed an erratic, up-and-down pattern since late 2001. Overall, however, the economy appears to have grown at a 2.6% annual rate in 2002 -- a slow recovery, but a recovery nonetheless.

In the first quarter of 2002, the U.S. economy grew at a robust, inventory-driven 5% annualized rate. Because the 2001 recession was mild by historic measures, the economy continued to operate well below its potential output level and was able to absorb such strong growth in the first quarter without igniting inflationary pressures.

Economic growth slowed to 1.1% in the second quarter. Factors contributing to the slowdown included slower consumer spending, a surge in imports, slower inventory adjustment and a decline in state and local government spending. However, business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

The third quarter was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession, as growing uncertainty translated into weaker business spending and slower job growth.

The U.S. economy barely grew in the fourth quarter of 2002. Nonetheless, CEO certification of financial statements and anticipation of added fiscal stimulus through more tax cuts triggered a sharp stock market rally even as economic growth remained sluggish.

In this environment, small cap stocks modestly outperformed their large cap counterparts in 2002, while value stocks substantially outperformed growth stocks. During the twelve months ending in December 2002, the Russell 2000 Index(24) returned negative 20.48% while the S&P 500 Index returned negative 22.09%. The Russell 2000 Value Index(25) returned negative 11.43%, ahead of the Russell 2000 Growth Index's(26) return of negative 30.26%.

PORTFOLIO MANAGER MARKET OUTLOOK

Although the U.S. economy continues to face headwinds, growth is expected to be somewhat stronger in 2003 than it was in 2002. The primary source of growth appears set to shift from the consumer sector to a more balanced mix of business investment and consumer spending.

We believe that low inflation, uncertainties related to Iraq, and an economic recovery that is too slow to create significant numbers of new jobs give the Fed the latitude necessary to keep monetary policy in its current highly accommodative stance. The Fed has called the current stance of monetary policy "accommodative" in policy statements released following every FOMC meeting in 2002, including the November meeting that resulted in the Fed easing another 50 basis points to 1.25%.

---------------
24 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
25 The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
26 The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
 10

The Fed's "bias" was changed back to neutral following the November FOMC meeting. The statement released after that meeting pointed toward heightened uncertainties from geopolitical risks that have acted to slow spending, investment and job creation. We believe that the unexpectedly large size of the ease, the shift to a neutral bias and the FOMC's characterization of the current state of economic growth as a "soft spot" have led to expectations that the Fed is done easing for the foreseeable future.

Corporate financial health appears to be slowly improving. Modest gains in profits have been accomplished in an environment of very little pricing power and consequently low inflation. We believe that cost cutting has resulted in large gains in productivity and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters of 2002, the outlook for continued capital spending remains clouded by near-term uncertainty. Excess capacity in office and manufacturing space appears likely to continue to depress commercial construction activity well into 2003.

The bottom line is that we feel the economy may continue to grow modestly and at a below-trend pace in 2003. Although we expect consumer spending to slow somewhat, the corporate sector appears poised to take up the slack. Federal government spending strength should largely offset weakness in state and local spending. Inventories, still at very low levels, are expected to add only modestly to growth. The weaker dollar and improvement in the technology sector may allow exports to grow fast enough to offset import growth, but not much more.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW AND OUTLOOK

The Portfolio is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The Portfolio matches the composition of the S&P 500 Index and owns the constituent index stocks at the same appropriate weight as the Index. The Portfolio, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. During the reporting period, the Portfolio performed roughly in line with the S&P 500 Index.

The possibility of reduced tax rates on dividends and increased allowances for capital losses are expected to rank among the key policy issues during the early part of 2003. In addition, we believe that investors will pay close attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although the risks of accounting irregularities have been mitigated due to unprecedented scrutiny, we believe that geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that investor's aversion to risk has derailed the long-term economic recovery, which appears to be progressing gradually and steadily. Nevertheless, investors could face increased market volatility as global political events influence oil prices and other economic factors.

The recent recovery in stock prices was led by lower quality, higher risk speculative companies. We have observed a zigzag pattern of investor sentiment for several months, in which bursts of optimism based on stimulative policy have alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if expectations of a continued economic recovery are realized during 2003. We have maintained our dual focus on low valuations and rising earnings expectations as the key stock selection parameters during this difficult market environment.

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

INVESTMENT STRATEGY

The Salomon Brothers Variable Growth & Income Fund ("Portfolio") seeks income and long-term capital growth. The Portfolio invests primarily in equity securities, including convertible securities that provide dividend or interest income. However, it may also invest in non-income producing stocks for potential appreciation in value. The Portfolio emphasizes U.S. stocks with large market capitalizations. The Portfolio may purchase below investment-grade securities (commonly known as "junk bonds").

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 23.35%. In comparison, the S&P 500 Index returned negative 22.09% and the Russell 1000 Index(27) returned negative 10.13% for the period.

---------------
27 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

PORTFOLIO MANAGER MARKET OVERVIEW

In our opinion, the stock market was terrible during 2002. Returns for the third quarter of 2002 were the worst since 1987, and the fall from the market's peak in March 2000 to its trough in October 2002 represented the worst decline since the Great Depression.

Dramatic moves in the market usually reflect inflection points in major economic variables. What do the awful returns of the past three years tell us? We do not believe that they forecast dire economic conditions. The early, aggressive response by the Fed and the resilience of the American consumer led the U.S. economy out of recession during the first quarter of 2002 and has kept it growing since. Unemployment, one of the best indicators of the economy's health, peaked in the spring of 2002 and has since declined slowly.

Rather, we believe that the market is indicating that several favorable trends that powered the great bull market of 1982-2000 have come to an end and that economic growth is likely to be slower during the coming decade than it was during the 1990's. The 1990's economic boom was helped greatly by successive waves of mortgage refinancing, which gave consumers cash to fuel consumption. The next decade will have no such help, in our view. The consumer's balance sheet is stretched and needs to be rebuilt. While these factors do not make us negative in our outlook for the economy, they temper our view on how robust the recovery will be.

Another significant change is the emergence of China as a world economic power. China is now the U.S.'s largest economic partner, having eclipsed Mexico early in 2002. The growth in Chinese manufacturing capacity and the expansion in Chinese exports have put downward pressure on prices. Industries that the U.S. has long dominated, such as chemicals, are losing market share to the Chinese. Other industries will benefit from Chinese growth, however. China lacks a domestic source of copper, and its alumina (the key raw material for aluminum) reserves are inferior. We are positioning the Portfolio to reflect what we see as the risks and opportunities that China's growth provides.

Consumer stocks were the market's leaders during 2002. Despite a strong fourth quarter of 2001, technology stocks performed poorly in 2002. Telecommunications stocks represented the market's worst sector. The Portfolio was helped by its positions in Teva Pharmaceutical Industries Ltd., Amgen, Inc. and The Southern Co. The Bank of New York Co., Inc., Sun Microsystems, Inc. and OM Group Inc. detracted from the Portfolio's performance. The Portfolio remains highly diversified, with holdings in every sector of the market.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW AND OUTLOOK

Despite recent economic data, we believe that the U.S. economy is likely to recover slowly in 2003. We have attempted to "barbell" the Portfolio's holdings with an overweighted position in defensive stocks, such as regulated utilities and healthcare companies, offset by an overweighted position in economically sensitive basic materials and technology stocks.

In addition, we believe that dividend yields will constitute a greater portion of stock returns over the next decade than they did during the 1990's. It also looks likely to us that the U.S. government will reduce or eliminate the double taxation of dividends in 2003. As a result, we favorably view those companies with above-average dividend yields.

The Portfolio has maintained a relatively defensive posture towards technology stocks during the past two years. The Portfolio was, in general, underweight in the technology sector in favor of less volatile stocks. However, because of the enormous decline in valuations of technology stocks and because investor sentiment toward the sector was so poor, we initiated many technology positions during the third quarter and early October of 2002. We saw opportunities in companies that were trading at low multiples of cash or, in the case of Comverse Technology, Inc., below net cash. These stocks have had a tremendous run since early October, so we have pared the Portfolio's positions back a bit. However, because fundamentals for the technology sector seem to be bottoming, we are likely to maintain a more aggressive position in technology stocks going forward than we did over the past two years.

Basic materials stocks have historically been strong performers coming out of recessions. Capacity utilization in alumina is tightening, but capacity utilization in ethylene is loosening. Therefore, we are overweight in aluminum companies and are generally avoiding the large commodity chemicals companies.

The market's concern over softening retail sales created what we believe is an opportunity in high-quality retailers, and we are overweight in the sector. The Home Depot, Inc. is no longer the great growth story that it once was, but we consider its stock a compelling value. Electronics retailers Best Buy Co., Inc. and Circuit City Stores -- Circuit City Group should benefit in 2003 from new product cycles in consumer electronics.

The heavy truck segment of the capital goods sector appears to offer unusually attractive investment opportunities, and the Portfolio holds positions in Cummins Inc., PACCAR Inc. and Navistar International Corp.

We like the valuations and high dividend yields of many international oil companies. These stocks are reflecting oil prices of only $18 to $20 per barrel, compared to oil prices of about $29 per barrel as of year-end 2002. By contrast, supply and demand fundamentals are poor for natural gas, in our view, because inventories are at record highs. Accordingly, the Portfolio is overweight in international oil companies, but it holds no natural gas exploration and production exposure.

We believe that regulated utility companies, such as Consolidated Edison Inc. and The Southern Co., should offer secure dividends of more than 5% and modest growth of 2% to 3% even in a recession. On the other hand, we have avoided utilities with large unregulated businesses, because we are concerned about their prospects for returns. Overall, the Portfolio is overweight in the utility sector.

In the healthcare sector, we believe that rising costs make HMOs and ethical pharmaceutical companies unattractive investments. We reduced the Portfolio's position in HCA Inc. by half, because we feel the hospital cycle is aging and valuations are no longer compelling. The Portfolio is significantly underweight in ethical drug companies, but it owns a large position in Teva Pharmaceutical Industries Ltd., which we believe is the largest and highest quality generic drug company. We believe that ethical drug prices will be pressured by recent state laws reducing Medicaid reimbursement. In addition, patent litigation expected to go before the Supreme Court could damage the business models of the ethical pharmaceutical companies.

SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

INVESTMENT STRATEGY

The Salomon Brothers Variable Emerging Growth Fund ("Portfolio") seeks capital appreciation. The Portfolio invests primarily in common stocks of emerging-growth companies without regard to market capitalization. These are domestic or foreign companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies, which comprise the S&P 500 Index. The Portfolio may invest up to 20% of its assets in securities of foreign issuers.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2002, the Portfolio returned negative 32.65%. In comparison, the Nasdaq Composite Index ("Nasdaq")(28) returned negative 31.53% for the same period and the Russell 3000 Growth Index(29) returned negative 28.03%.

PORTFOLIO MANAGER MARKET AND PORTFOLIO REVIEW

Although the fourth quarter of 2002 witnessed an improvement in the stock market compared to the first nine months of the year, much of that gain dissipated as the year drew to a close. In fact, following the recovery from its low point in early October, the market rallied dramatically through November before recording the weakest December performance since 1931. The stock market, as measured by the major indices, recorded a third consecutive year of negative returns for the first time since the 1940s. When one places this market in historical context, the S&P 500 Index fell nearly 49% from its 2000 high to its low point in October, 2002, for a more severe decline than the bear market of 1973-74. The Nasdaq declined approximately 79% from its 2000 high to its nadir in October, 2002, the third most severe decline ever recorded for a major U.S. stock market average. This was exceeded only by the declines in the Dow Jones Industrial Average ("DJIA")(30) and S&P 500 Index during the Great Depression years of 1929-32. The Nasdaq registered its first three-year consecutive decline since its inception in 1972.

Following strong absolute and relative performance in 2000 and strong relative returns in 2001, 2002 was a disappointing year for the Portfolio. While the fourth quarter witnessed an improvement in its performance, and its longer-term results remain well ahead of the benchmark, we are unhappy that the Portfolio suffered a decline in principal in 2002.

Perhaps the most noteworthy characteristic of the stock market in 2002 was the breadth of the decline. In most previous market declines, certain sectors and industries enjoyed positive returns. In 2002, however, few areas were immune. In fact, only 27% of the stocks that comprise the S&P 500 Index posted gains for the full year. We believe that this broad-based weakness was due primarily to geopolitical concerns and investor skepticism following the much-publicized corporate scandals and accounting frauds among a handful of U.S. companies. We believe that corporate distrust hit its peak in July,

---------------
28 The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
29 The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
30 The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue- chip companies. Please note that an investor cannot directly invest in an index.

coinciding with the year's first market bottom. The market's plunge in the summer led to a reduction in consumer and business confidence, which contributed to a slowdown in the nascent business recovery and contributed to the market hitting its low point in October.

Interestingly, while the Portfolio's performance was negative for the full year, many of its holdings' businesses ended the year in as good or better condition than they began the year. In the healthcare sector, a number of the Portfolio's holdings (including IDEC Pharmaceuticals Corp., Chiron Corp., Amgen Inc. and Forest Laboratories, Inc.) posted strong sales throughout the year, especially in the biotechnology and specialty pharmaceutical industries. These companies also continued to make progress with their product pipelines, advancing new treatments to fight a variety of life-altering illnesses. While the economic backdrop remained challenging, several of the Portfolio's holdings in the cable/media and electronic technology sectors delivered solid operating results and took positive steps to improve their market position and strengthen their balance sheets.

We have maintained that our aim is for the Portfolio to own companies that are fundamentally strong and produce growing earnings and/or cash flows at above market rates. We look to buy and hold companies that are able to prepare for and manage its businesses well through various economic cycles. We believe that the companies that the Portfolio currently owns exhibit these characteristics, and we remain comfortable that the stocks of these companies will be rewarded over the longer term.

PORTFOLIO MANAGER MARKET OUTLOOK

While predicting the short-term direction of the stock market is difficult, we expect 2003 to be an improvement over 2002 and provide positive returns for equity investors. Historically, market bottoms and eventual recoveries have often occurred after reaching points of maximum pessimism and uncertainty. Such a period occurred in early 1991 after the U.S. invasion of Iraq, which was the culmination of seven months of apprehension leading up to the event.

We believe that the fundamentals in the economy -- and more specifically, earnings -- to improve later in 2003, provided that the lows reached by the market in October 2002 turn out to have been the final lows of this bear market. However, we expect questions of domestic security and the potential conflict in Iraq to remain significant uncertainties, and we expect headlines regarding these unknowns to cause the market to remain quite volatile. We intend to respond to these periods of heightened volatility by adding to the Portfolio's positions in companies whose outlooks we believe are solid and not reflected in their share prices.

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Salomon Brothers Variable International Equity Fund ("Portfolio") seeks total return on its assets from growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowing for investment purposes, in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

PERFORMANCE UPDATE

For the year ended December 31, 2002, the Portfolio returned negative 21.82%. In comparison, the MSCI EAFE Index(31) returned negative 15.94% for the same period.

PORTFOLIO MANAGER MARKET OVERVIEW

For the second consecutive year, the Portfolio's value contracted significantly. Equity investors have experienced the worst bear market of the past quarter century, compounded by the uncertainties of terrorism and military intervention. International equity diversification has provided little refuge for U.S. investors because of problems in certain regions, particularly in Latin America and Japan, and the rising correlation of many non-U.S. stock markets with the U.S. market.

Investors are justifiably anxious, upset and concerned. The global economic upturn, which provided optimism in mid-year, hit a plateau in many economies. Global policymakers recognize the challenge of providing supportive economic conditions and have responded with a policy of low short-term interest rates, especially in the United States. However, corporate profits, which depend on global growth, have disappointed across a broad swath of industries compared to expectations held earlier this year. Capital spending has yet to provide the economic lift that some hoped for at this stage in the recovery.

---------------
31 The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 14

Other key factors affecting the non-U.S. equity markets in 2002 included:

- The accounting frauds, which were concentrated in the U.S. but cast a negative trend over all equity markets.

- The trading value of the new European currency, the euro,(32) which began a halting march toward parity with the U.S. dollar.

- Energy prices rose sharply in 2002 and provided strong headwinds to the nascent global economic recovery. While prices have begun to decline in recent weeks, the potential for a military-induced production disruption must be kept in mind.

- The default of the Argentine government and collapse of that economy along with the election of leftist leadership in Brazil has called into question the value of the Latin operations of many multinational corporations.

PORTFOLIO MANAGER PORTFOLIO OVERVIEW

Candidly, we underestimated the erosion of confidence and demand that the collapse of several visible companies caused. Accounting frauds and misstatements exacerbated financial losses. Declining asset values further pressured the valuations of public companies as businesses with decent assets, but overbearing debts, were forced to divest divisions in a "buyer's market." Pricing in many industries has been very tough. Foreign financial services firms, especially those exposed to the capital markets, have suffered debilitating losses of assets and earnings power.

The shift of investor appetite from sectors with complexity to defensive sectors left the Portfolio comparatively underweighted in the defensive stocks, which have been the best performers of the past year. Companies with clarity, transparency and steady demand for products or services were prized. Sectors favored in the Portfolio in the past, such as telecommunications and segments of the technology industry, remained under pressure as business capital investment continued to show signs of restraint.

In addition, we took steps in 2002 to control risk more effectively in the Portfolio. In conjunction with our quantitative analysts, we have instituted risk objectives to constrain the Portfolio's volatility and limit over- or under-weighted positions in any particular market sector or geography. For example, for many years the Portfolio has been absent from the energy sector, given a stronger growth profile of other sectors in the mid-to-late 1990s. We boosted the Portfolio's position in the sector during the past six months, adding BP PLC, Total Fina Elf S.A. and Royal Dutch Petroleum Co. Similarly, for many years we maintained significant exposure to the broadly defined business services sector, including government and business outsourcing investments. We trimmed those commitments recently to fund other opportunities.

As a result of increased weightings in Japan to reduce portfolio risk, the composition of the Portfolio shifted during the reporting period. The Portfolio's position of 64.4% Europe, 27.2% Asia, and 8.4% Canada, Latin America and other emerging markets at the end of last year changed to 57.5% Europe, 32% in Asia, and 10.5% in Canada, Latin America, cash and other emerging markets by year-end.

The Portfolio's top holdings as of December 31, 2002, reflect an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, large business opportunities and stable, visionary management:

- TERUMO CORP. of Japan is a leading healthcare products provider. The company produces a broad array of essential medical products and equipment, pharmaceuticals, and home healthcare products.

- METTLER-TOLEDO INTERNATIONAL INC. of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demand Mettler's sophisticated instruments and information management solutions.

- HUTCHISON WHAMPOA LTD. of Hong Kong is a conglomerate with special strengths in telecommunications, property development and port operation. Management has an uncanny ability to capture value opportunistically in a diverse host of business sectors.

- BANK OF IRELAND is one of the two leading financial institutions in that high growth economy. The bank has emphasized its domestic strengths with a variety of financial services targeting both individual and corporate customers, primarily in Ireland.

- SERCO GROUP PLC of the United Kingdom is a leader in contract government outsourcing. Serco operates a diverse range of central government functions, including defense maintenance and training, transportation and logistics systems and research facilities.

---------------
32 The euro is the single European currency unit referred to in European Council
   Regulation (EC) No. 974/98 of May 3, 1998.

- IRISH CONTINENTAL GROUP PLC is a shipping, transport and leisure group principally engaged in the transport of passengers and cars, roll-on roll-off freight and container lift-on lift-off freight on routes between Ireland, the United Kingdom and Continental Europe. The company also offers travel and holiday packages primarily in France, Britain and Ireland.

- WAL-MART DE MEXICO S.A. DE CV of Mexico is the dominant retailer in Mexico. With a number of different formats, the company captures a significant share of Mexican retail spending.

- NOKIA OYJ is Finland's leading exporter, with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless communications industry. The stock has been a core holding for eleven years.

- SINGAPORE PRESS HOLDINGS LTD. is the dominant media company in Singapore, publishing the leading daily newspaper and having interests in other electronic communications media.

- CAPITA GROUP PLC is a leader in business process outsourcing in the United Kingdom to the private sector and local government institutions. A host of services are provided to clients, including customer service functions, human resources, training and software solutions.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

The move of many investors from equities into cash, government bonds and alternate investments has led to the emergence of strong absolute valuations in equities, in our opinion. We believe that many stocks now offer reasonable dividend yields and absolute values along with the potential for long-term appreciation, compared with fixed-income alternatives. The policy environment remains supportive in many economies. Companies are responding to the more constrained financing environment with capital rationing, enhanced cost discipline and a renewed mandate to return cash to shareholders through dividends and share repurchases.

Looking forward, we have attempted to reposition the Portfolio to participate in any upswing of financial markets while better protecting our investors in deteriorating or unforeseeable conditions. Thank you for your investment in the Portfolio and your confidence in our investment approach.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------

    Year Ended 12/31/02                   4.84%
    Five Years Ended 12/31/02             3.78
    Ten Years Ended 12/31/02              6.28

              CUMULATIVE TOTAL RETURN
              -----------------------
    12/31/92 through 12/31/02            83.90%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on December 31, 1992 through December 31, 2002, with that of a similar investment in the Lehman Brothers Aggregate Bond Index and the Blended Index. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"). The Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

                                                                                                        BLENDED INDEX (35% OF THE
                                             DIVERSIFIED STRATEGIC INCOME        LEHMAN BROTHERS           MERRILL LYNCH GNMA
                                                      PORTFOLIO               AGGREGATE BOND INDEX            MASTER INDEX,
                                             ----------------------------     --------------------      -------------------------
12/92                                                   10000                         10000                       10000
12/93                                                   11256                         10975                       10385
12/94                                                   10940                         10655                       10562
12/95                                                   12710                         12623                       11088
12/96                                                   14129                         13242                       11769
12/97                                                   15279                         14519                       12351
12/98                                                   16259                         15781                       12849
12/99                                                   16538                         15652                       12994
12/00                                                   17002                         17473                       13311
12/01                                                   17541                         18949                       13758
12/02                                                   18390                         20893                       14891

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND AS OF 12/31/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Year Ended 12/31/02                   (30.65)%
    Five Years Ended 12/31/02              (5.19)
    Ten Years Ended 12/31/02                2.80
             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/92 through 12/31/02              31.80%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable All Cap Value Fund on December 31, 1992 through December 31, 2002, with that of a similar investment in the Variable Annuity Lipper Multi-Cap Value Funds Peer Group Average, Russell 3000 Index and S&P 500 Index. During the third quarter of 2002, the Fund changed its Lipper Peer Group category from the Variable Annuity Lipper Equity Income Funds Peer Group Average to the Variable Annuity Lipper Multi-Cap Value Funds Peer Group Average. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

The Variable Annuity Lipper Multi-Cap Value Funds Peer Group
Average is composed of 91 funds as of December 31, 2002, which underlie variable annuities.

                                                                                                               VARIABLE ANNUITY
                                          SALOMON BROTHERS                                                     LIPPER MULTI-CAP
                                          VARIABLE ALL CAP                                                     VALUE FUNDS PEER
                                             VALUE FUND           S&P 500 INDEX        RUSSELL 3000 INDEX       GROUP AVERAGE
                                          ----------------        -------------        ------------------      ----------------
12/92                                          10000                  10000                  10000                  10000
12/93                                          11041                  11008                  11088                  11458
12/94                                           9921                  11152                  11109                  11418
12/95                                          13142                  15339                  15197                  15029
12/96                                          13930                  17131                  18513                  18140
12/97                                          17206                  22846                  24397                  22776
12/98                                          20128                  29379                  30286                  25258
12/99                                          19172                  35558                  36616                  27121
12/00                                          22730                  32322                  33884                  29999
12/01                                          19004                  28482                  30001                  29617
12/02                                          13180                  22189                  23541                  24037

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 12/31/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Year Ended 12/31/02                   (22.17)%
    Five Years Ended 12/31/02              (0.73)
    Ten Years Ended 12/31/02                8.72

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/92 through 12/31/02             130.66%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on December 31, 1992 through December 31, 2002, with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The performance of the Portfolio's other class may be greater or less than the Class I share's performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

                                                              EQUITY INDEX PORTFOLIO (CLASS I
                                                                          SHARES)                         S&P 500 INDEX
                                                              -------------------------------             -------------
12/92                                                                      10000                              10000
12/93                                                                      10866                              11008
12/94                                                                      10958                              11152
12/95                                                                      14882                              15339
12/96                                                                      18108                              18859
12/97                                                                      23931                              25151
12/98                                                                      30741                              32343
12/99                                                                      37098                              39146
12/00                                                                      33724                              35583
12/01                                                                      29636                              31356
12/02                                                                      23066                              24428

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND AS OF 12/31/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Year Ended 12/31/02                   (23.35)%
    Five Years Ended 12/31/02              (2.94)
    Ten Years Ended 12/31/02                5.75

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/92 through 12/31/02              74.87%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Growth & Income Fund on December 31, 1992 through December 31, 2002, with that of a similar investment in the Variable Annuity Lipper Large-Cap Core Funds Peer Group Average, S&P 500 Index and Russell 1000 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Variable Annuity Lipper Large-Cap Core Funds Peer Group Average is composed of 197 large-cap funds as of December 31, 2002, which underlie variable annuities.

                                                                 VARIABLE ANNUITY
                                          SALOMON BROTHERS       LIPPER LARGE-CAP
                                         VARIABLE GROWTH &       CORE FUNDS PEER
                                            INCOME FUND           GROUP AVERAGE          S&P 500 INDEX        RUSSELL 1000 INDEX
                                         -----------------       ----------------        -------------        ------------------
12/92                                          10000                  10000                  10000                  10000
12/93                                          10909                  11083                  11008                  11018
12/94                                          10560                  10948                  11152                  11061
12/95                                          13780                  14296                  15339                  15239
12/96                                          16513                  15766                  17131                  18660
12/97                                          20300                  19868                  22846                  24790
12/98                                          22711                  23019                  29379                  31491
12/99                                          25132                  25948                  35558                  38076
12/00                                          26267                  26309                  32322                  35111
12/01                                          22815                  22925                  28482                  30740
12/02                                          17487                  17608                  22189                  24084

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND AS OF 12/31/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Year Ended 12/31/02                   (32.65)%
    Five Years Ended 12/31/02              18.18
    12/3/93* through 12/31/02              18.11

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/3/93* through 12/31/02             352.98%
    * Commencement of operations.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Emerging Growth Fund on December 3, 1993 (commencement of operations) through December 31, 2002, with that of a similar investment in the Nasdaq Composite Index ("Nasdaq"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Nasdaq is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System. Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2500 Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

                                          SALOMON BROTHERS
                                         VARIABLE EMERGING       NASDAQ COMPOSITE     RUSSELL 3000 GROWTH    RUSSELL 2500 GROWTH
                                            GROWTH FUND               INDEX                  INDEX*                 INDEX*
                                         -----------------       ----------------     -------------------    -------------------
12/3/93                                        10000                  10000                  10000                  10000
12/93                                          10410                  10297                  10193                  10440
12/94                                           9631                   9968                  10658                  10307
12/95                                          13761                  13947                  14229                  11652
12/96                                          16215                  17115                  17342                  13408
12/97                                          19646                  20819                  22325                  15386
12/98                                          26943                  29071                  30143                  15863
12/99                                          55810                  53949                  40337                  24666
12/00                                          71031                  32750                  31294                  20696
12/01                                          67254                  25856                  25153                  18454
12/31/02                                       45298                  17704                  18101                  13086

* It is the opinion of management that the Russell 3000 Growth Index more accurately reflects the current composition of the Salomon Brothers Variable Emerging Growth Fund than the Russell 2500 Growth Index. In future reporting, the Russell 3000 Growth Index will be used as a basis of comparison of total return performance rather than the Russell 2500 Growth Index.

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND AS OF 12/31/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Year Ended 12/31/02                   (21.82)%
    Five Years Ended 12/31/02              (2.82)
    12/3/93* through 12/31/02               0.34

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/3/93* through 12/31/02               3.09%
    * Commencement of operations.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable International Equity Fund on December 3, 1993 (commencement of operations) through December 31, 2002, with that of a similar investment in the Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE Index"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The MSCI EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East.

                                                                 SALOMON BROTHERS VARIABLE
                                                                 INTERNATIONAL EQUITY FUND               MSCI EAFE INDEX
                                                                 -------------------------               ---------------
12/3/93                                                                    10000                              10000
12/93                                                                      10050                              10724
12/94                                                                       9210                              10850
12/95                                                                      10020                              12103
12/96                                                                      12163                              12873
12/97                                                                      11897                              13120
12/98                                                                      14138                              15744
12/99                                                                      23498                              19989
12/00                                                                      19056                              17158
12/01                                                                      13187                              13479
12/31/02                                                                   10309                              11332

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002

                  SALOMON BROTHERS VARIABLE MONEY MARKET FUND

        FACE                                                                            ANNUALIZED
       AMOUNT                                      SECURITY                                YIELD         VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.3%
      $150,000           U.S. Treasury Bill matures 1/2/03 (Cost -- $149,996)........      1.00%       $  149,996
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 65.8%
       360,000           Federal Farm Credit Bank mature 1/3/03 to 1/14/03...........  1.25 to 1.28       359,936
       249,000           Federal Home Loan Bank matures 1/7/03.......................      1.25           248,948
       100,000           Federal Home Loan Mortgage Corp. matures 1/30/03............      1.27            99,898
       350,000           Federal National Mortgage Association mature 1/2/03 to
                           1/10/03...................................................  1.00 to 1.25       349,947
-----------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
                         (Cost -- $1,058,729)........................................                   1,058,729
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 24.9%
       100,000           ANZ (Delaware) Inc. matures 1/15/03.........................      1.38            99,946
       100,000           Credit Agricole Indousez N.A. matures 1/13/03...............      1.33           100,000
       100,000           HBOS Treasury Services PLC matures 1/21/03..................      1.35            99,925
       100,000           Nordea N.A. Inc. matures 1/16/03............................      1.33            99,945
-----------------------------------------------------------------------------------------------------------------
                         TOTAL COMMERCIAL PAPER (Cost -- $399,816)...................                     399,816
-----------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $1,608,541*).............                  $1,608,541
-----------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 49.2%
                          Federal Home Loan Bank:
$ 3,000,000                 3.375% due 5/14/04 (a)....................................  $ 3,077,263
  1,815,963                 6.500% due 9/1/31 (a).....................................    1,893,020
                          Federal Home Loan Mortgage Corp. (FHLMC):
    561,539                 7.000% due 2/1/15 through 5/1/16..........................      597,544
  2,500,000                 6.500% due 1/15/32 (b)+...................................    2,603,905
                          Federal National Mortgage Association (FNMA):
    537,212                 5.500% due 12/1/16........................................      557,927
    422,039                 7.500% due 2/1/30 through 7/1/31..........................      448,264
  2,000,000                 5.500% due 1/1/32 (b)+....................................    2,040,000
  2,000,000                 6.000% due 1/1/32 (b)+....................................    2,067,500
  5,983,825                 6.500% due 3/1/16 through 3/1/32 (a)......................    6,254,353
  7,245,189                 6.000% due 8/1/16 through 4/1/32 (a)......................    7,523,353
  4,170,494                 7.000% due 5/1/30 through 4/1/32 (a)......................    4,387,968
                          Government National Mortgage Association (GNMA):
    739,242                 7.000% due 6/15/28 through 2/15/31........................      784,395
  2,145,411                 6.500% due 9/15/28 through 2/15/31........................    2,255,210
                          U.S. Treasury Notes:
  1,100,000                 5.875% due 11/5/04++......................................    1,188,388
  3,000,000                 3.250% due 8/15/07........................................    3,075,238
  2,500,000                 4.375% due 8/15/12........................................    2,613,965
---------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT SECTOR (Cost -- $40,089,350)..........   41,368,293
---------------------------------------------------------------------------------------------------



   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 29.4%
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 28.0%
---------------------------------------------------------------------------------------------------
ADVERTISING -- 0.1%
    100,000     B+        RH Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due
                            12/15/12 (d)..............................................      109,500
---------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.2%
     85,000     CCC+      Dunlop Standard Aerospace Holdings PLC, Sr. Notes, 11.875%
                            due 5/15/09...............................................       87,231
     80,000     CCC+      Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............       68,000
     25,000     B-        Transdigm Inc., 10.375% due 12/1/08.........................       26,000
---------------------------------------------------------------------------------------------------
                                                                                            181,231
---------------------------------------------------------------------------------------------------
AIRLINE -- 0.3%
     80,000     B-        Air Canada, Sr. Notes, 10.250% due 3/15/11..................       45,200
                          Continental Airlines Inc., Pass-Through Certificates:
    100,000     BB-         Class D, 7.568% due 12/1/06...............................       46,056
     29,447     BBB-        Series 00-2, Class C, 8.312% due 4/2/11...................       17,827
     70,000     BBB-        Series 99-2, Class C-2, 7.434% due 3/15/06................       38,870

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
AIRLINE -- 0.3% (CONTINUED)
                          United Air Lines, Inc., Pass-Through Certificates:
$    23,260     B+          Series 00-1, Class B, 8.030% due 7/1/11 (e)...............  $     8,155
     49,094     BB-         Series 00-2, Class B, 7.811% due 10/1/09 (e)..............       19,430
     45,000     B-          Series 01-1, Class C, 6.831% due 9/1/08 (e)...............       12,632
     41,462     BBB+      US Airways, Inc., Pass-Through Trust, Secured Notes, 8.360%
                            due 7/20/20 (f)...........................................       33,550
---------------------------------------------------------------------------------------------------
                                                                                            221,720
---------------------------------------------------------------------------------------------------
ALTERNATIVE POWER GENERATION -- 0.3%
                          AES Corp.:
     55,000     B-          Sr. Notes, 9.500% due 6/1/09..............................       33,962
     50,000     B-          Sr. Sub. Notes, 10.250% due 7/15/06.......................       24,250
    175,000     B+        Calpine Canada Energy Finance ULC, Sr. Sub. Notes, 8.500%
                            due 5/1/08................................................       77,000
                          Calpine Corp., Sr. Notes:
     40,000     B+          8.750% due 7/15/07........................................       17,600
    285,000     B+          8.625% due 8/15/10........................................      122,550
---------------------------------------------------------------------------------------------------
                                                                                            275,362
---------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR -- 0.5%
                          Levi Strauss & Co.:
    140,000     BB-         7.000% due 11/1/06........................................      122,500
     85,000     BB-         Sr. Notes, 11.625% due 1/15/08............................       83,512
     60,000     BBB-      Tommy Hilfiger USA Inc., 6.500% due 6/1/03..................       60,429
     60,000     B         Tropical Sportswear International Corp., Sr. Sub. Notes,
                            Series A, 11.000% due 6/15/08.............................       60,900
     50,000     B         William Carter Co., Sr. Sub. Notes, Series B, 10.875% due
                            8/15/11...................................................       54,750
---------------------------------------------------------------------------------------------------
                                                                                            382,091
---------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR - RETAIL -- 0.2%
                          The Gap Inc., Sr. Notes:
     20,000     BB+         8.150% due 12/15/05.......................................       21,350
     75,000     BB+         10.550% due 12/15/08......................................       82,125
     65,000     Caa1*     J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                            10/15/07..................................................       54,925
---------------------------------------------------------------------------------------------------
                                                                                            158,400
---------------------------------------------------------------------------------------------------
AUTO PARTS: OEM -- 0.3%
     25,000     BB        Arvin Capital Trust I, Jr. Sub. Notes, 9.500% due 2/1/27....       24,630
     45,000     B1*       Collins & Aikman Corp., 10.750% due 12/31/11................       43,087
                          Dana Corp.:
     35,000     BB          10.125% due 3/15/10.......................................       35,612
     75,000     BB          9.000% due 8/15/11........................................       72,750
     20,000     B-        Eagle Picher Industries, Inc., 9.375% due 3/1/08............       14,200
      5,000     CCC       LDM Technologies Inc., Sr. Sub. Notes, 10.750% due
                            1/15/07...................................................        3,775
     25,000     B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12 (d).....       25,750
---------------------------------------------------------------------------------------------------
                                                                                            219,804
---------------------------------------------------------------------------------------------------
BEVERAGES/NON-ALCOHOLIC -- 0.1%
     40,000     B+        Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11....       42,600
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
BROADCASTING -- 0.6%
$   190,000     B-        Emmis Communications Corp., Sr. Discount Notes, step bond to
                            yield 12.489% due 3/15/11.................................  $   153,425
    140,000     B         LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                            12.427% due 3/1/08........................................      146,125
                          Paxson Communications Corp.:
     65,000     B-          Sr. Sub. Discount Notes, step bond to yield 11.326% due
                               1/15/09................................................       41,600
     45,000     B-          Sr. Sub. Notes, 10.750% due 7/15/08.......................       44,606
     60,000     B         Sinclair Broadcast Group, Inc., Sr. Sub. Notes, 8.750% due
                            12/15/11..................................................       64,875
     35,000     B-        Spanish Broadcasting Systems, Inc., Sr. Sub. Notes, 9.625%
                            due 11/1/09...............................................       36,400
---------------------------------------------------------------------------------------------------
                                                                                            487,031
---------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     20,000     B         Associated Materials Inc., Sr. Sub. Notes, 9.750% due
                            4/15/12...................................................       21,200
     75,000     B-        Atrium Cos. Inc., Sr. Sub. Notes, Series B, 10.500% due
                            5/1/09....................................................       73,125
     75,000     B-        Brand Services Inc., Sr. Sub. Notes, 12.000% due 10/15/12
                            (d).......................................................       79,125
     40,000     CCC+      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09......       20,600
---------------------------------------------------------------------------------------------------
                                                                                            194,050
---------------------------------------------------------------------------------------------------
CABLE/SATELLITE TV -- 1.8%
    115,000     NR        Adelphia Communications Corp., Sr. Discount Notes, Series B,
                            zero coupon bond to yield 10.350% due 1/15/08 (g)(h)......       17,250
                          Charter Communications Holdings, LLC:
                            Sr. Discount Notes:
    430,000     CCC-           Step bond to yield 11.703% due 1/15/10.................      129,000
    125,000     CCC-           Step bond to yield 11.043% due 1/15/11.................       33,125
    100,000     CCC-           Step bond to yield 11.747% due 5/15/11.................       25,500
                            Sr. Notes:
    150,000     CCC-           10.750% due 10/1/09....................................       68,625
     75,000     CCC-           11.125% due 1/15/11....................................       34,312
                          CSC Holdings Inc.:
     30,000     BB-         Sr. Notes, Series B, 7.625% due 4/1/11....................       28,312
    250,000     B+          Sr. Sub. Debentures, 10.500% due 5/15/16..................      249,062
                          EchoStar DBS Corp., Sr. Notes:
    155,000     B1*         10.375% due 10/1/07.......................................      168,562
    135,000     B+          9.125% due 1/15/09........................................      142,762
    110,000     B+          9.375% due 2/1/09.........................................      116,875
    130,000     B-        Insight Communications Co., Inc., Sr. Discount Notes, step
                            bond to yield 12.269% due 2/15/11.........................       72,312
    125,000     B+        Mediacom Communications Corp., Sr. Notes, 9.500% due
                            1/15/13...................................................      113,125
                          Pegasus Communications Corp.:
     40,000     CCC-        Sr. Discount Notes, step bond to yield 18.184% due
                               3/1/07.................................................       12,200
                            Sr. Notes, Series B:
     10,000     CCC-           9.625% due 10/1/05.....................................        5,350
     30,000     CCC-           9.750% due 12/1/06.....................................       16,050
    185,000     Ba1*      Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due
                            12/1/15...................................................      192,400
    125,000     BBB+      Time Warner Inc., 6.625% due 5/15/29........................      115,337
---------------------------------------------------------------------------------------------------
                                                                                          1,540,159
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
          y
CASINOS/GAMING -- 1.4%
$    55,000     B         Alliance Gaming Corp., Sr. Sub. Notes, Series B, 10.000% due
                            8/1/07....................................................  $    57,750
     40,000     B         Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due
                            2/15/09...................................................       44,000
    175,000     B+        Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11........      186,156
     75,000     B+        Horseshoe Gaming Holding Corp., Series B, 8.625% due
                            5/15/09...................................................       80,062
                          Mandalay Resort Group:
     30,000     BB-         Sr. Sub. Debentures, 7.625% due 7/15/13...................       30,150
     80,000     BB-         Sr. Sub. Notes, Series B, 10.250% due 8/1/07..............       88,200
                          MGM MIRAGE:
     40,000     BB+         9.750% due 6/1/07.........................................       44,400
    210,000     BB+         Sr. Sub. Notes, 8.375% due 2/1/11.........................      227,325
                          Park Place Entertainment Corp., Sr. Sub. Notes:
     75,000     BB+         8.875% due 9/15/08........................................       79,881
    115,000     BB+         8.125% due 5/15/11........................................      119,887
     80,000     B+        Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08...       83,600
    135,000     NR        Venetian Casino Resort LLC, Second Mortgage Notes, 11.000%
                            due 6/15/10 (d)...........................................      141,750
---------------------------------------------------------------------------------------------------
                                                                                          1,183,161
---------------------------------------------------------------------------------------------------
CHEMICALS - AGRICULTURAL -- 0.2%
     80,000     BB        IMC Global Inc., Sr. Notes, 11.250% due 6/1/11..............       86,400
                          Terra Capital Inc.:
    105,000     B           Sr. Notes, Series B, 10.500% due 6/15/05..................       96,075
     10,000     BB-         Sr. Secured Notes, 12.875% due 10/15/08...................       10,800
---------------------------------------------------------------------------------------------------
                                                                                            193,275
---------------------------------------------------------------------------------------------------
CHEMICALS - MAJOR DIVERSIFIED -- 0.6%
                          FMC Corp.:
     50,000     BB+         6.750% due 5/5/05.........................................       48,835
    100,000     BB+         Debentures, 7.750% due 7/1/11.............................       96,665
                          Huntsman International LLC:
     35,000     B           9.875% due 3/1/09.........................................       35,175
    785,000     B-          Sr. Discount Notes, zero coupon bond to yield 13.588% due
                               12/31/09...............................................      180,550
     80,000     BB        Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12...       79,200
     90,000     CCC+      Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due
                            7/1/06....................................................       58,950
---------------------------------------------------------------------------------------------------
                                                                                            499,375
---------------------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 0.4%
     45,000     Ba2*      Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11............       48,825
     75,000     B-        Avecia Group PLC, 11.000% due 7/1/09........................       58,875
     80,000     BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due
                            7/1/11....................................................       83,200
     75,000     B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due
                            12/15/09..................................................       65,625
     85,000     BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............       90,525
     45,000     B-        OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11.........       24,525
---------------------------------------------------------------------------------------------------
                                                                                            371,575
---------------------------------------------------------------------------------------------------
COAL -- 0.1%
     60,000     BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............       64,575
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.1%
$    90,000     B-        Nortek Holdings, Inc., Sr. Sub. Notes, Series B, 9.875% due
                            6/15/11...................................................  $    90,562
---------------------------------------------------------------------------------------------------
CONSUMER SPECIALTIES -- 0.2%
                          American Greetings Corp.:
     65,000     BBB-        Sr. Notes, 6.100% due 8/1/28..............................       60,775
     35,000     BB+         Sr. Sub. Notes, 11.750% due 7/15/08.......................       38,500
     10,000     B-        Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......        7,900
     60,000     BB-       Sola International Inc., Sr. Notes, 6.875% due 3/15/08......       54,061
---------------------------------------------------------------------------------------------------
                                                                                            161,236
---------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.9%
    100,000     B-        Berry Plastics Corp., 10.750% due 7/15/12...................      107,000
    155,000     BB        Brockway-Illinois, Inc., 8.875% due 2/15/09.................      160,425
     45,000     B+        Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05.........       43,481
     35,000     B-        Packaged Ice Inc., Sr. Notes, Series B, 9.750% due 2/1/05...       27,518
     10,000     B-        Pliant Corp., Sr. Sub. Notes, 13.000% due 6/1/10............        9,225
     25,000     B2*       Radnor Holdings Inc., Series B, 10.000% due 12/1/03.........       21,375
     75,000     BBB       Sealed Air Corp., 6.950% due 5/15/09 (d)....................       76,872
    210,000     B         Stone Container Corp., Sr. Notes, 11.500% due 8/15/06 (d)...      223,650
     80,000     Caa2*     Sweetheart Cup Co., Inc., Sr. Sub. Notes, 10.500% due
                            9/1/03....................................................       51,600
     60,000     B-        Tekni-Plex Inc., Sr. Sub. Notes, Series B, 12.750% due
                            6/15/10...................................................       56,400
---------------------------------------------------------------------------------------------------
                                                                                            777,546
---------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.1%
     80,000     BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....       86,800
---------------------------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.4%
    252,000     BBB-      J.C. Penney Co., Inc., 9.000% due 8/1/12 (d)................      258,300
     92,000     BB        Saks Inc., 9.875% due 10/1/11...............................       96,600
---------------------------------------------------------------------------------------------------
                                                                                            354,900
---------------------------------------------------------------------------------------------------
DRUGSTORE CHAINS -- 0.3%
                          Rite Aid Corp., Sr. Notes:
     35,000     B-          7.625% due 4/15/05........................................       32,200
     75,000     B-          7.125% due 1/15/07........................................       62,250
    150,000     B-          11.250% due 7/1/08........................................      139,500
---------------------------------------------------------------------------------------------------
                                                                                            233,950
---------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
     45,000     BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08..................       44,493
                          CMS Energy Corp., Sr. Notes:
     50,000     B+          7.625% due 11/15/04.......................................       45,523
     40,000     B+          9.875% due 10/15/07.......................................       38,042
     75,000     BB-       Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08.......       36,375
    140,000     B-        Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10...      101,500
---------------------------------------------------------------------------------------------------
                                                                                            265,933
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.2%
$    30,000     CCC       Imax Corp., Sr. Notes, 7.875% due 12/1/05...................  $    23,287
    115,000     Baa2*     Thomas & Betts Corp., Sr. Notes, 6.625% due 5/7/08..........      105,135
---------------------------------------------------------------------------------------------------
                                                                                            128,422
---------------------------------------------------------------------------------------------------
ELECTRONICS/APPLIANCES -- 0.2%
    160,000     CCC       Remington Products Co. LLC, Sr. Sub. Notes, Series D,
                            11.000% due 5/15/06.......................................      132,200
                          Salton Inc., Sr. Sub. Notes:
     10,000     B           10.750% due 12/15/05......................................        9,763
     55,000     B           12.250% due 4/15/08.......................................       54,519
---------------------------------------------------------------------------------------------------
                                                                                            196,482
---------------------------------------------------------------------------------------------------
ELECTRONICS DISTRIBUTORS -- 0.1%
     85,000     BBB-      Arrow Electronics, Inc., Sr. Notes, 6.875% due 6/1/18.......       77,270
---------------------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 0.1%
     45,000     BB        Case Corp., Notes, 7.250% due 8/1/05........................       38,276
     20,000     BB        Case Credit Corp., 6.750% due 10/21/07......................       15,317
---------------------------------------------------------------------------------------------------
                                                                                             53,593
---------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.3%
                          Allied Waste North America Inc., Sr. Notes:
    115,000     BB-         8.500% due 12/1/08........................................      116,150
     60,000     BB-         7.875% due 1/1/09.........................................       59,400
     50,000     B+          10.000% due 8/1/09........................................       49,875
---------------------------------------------------------------------------------------------------
                                                                                            225,425
---------------------------------------------------------------------------------------------------
FINANCE/RENTAL/LEASING -- 0.4%
    115,000     BBB-      Avis Group Holdings, Inc., Sr. Sub. Notes, 11.000% due
                            5/1/09....................................................      126,500
     75,000     A3*       Ford Motor Credit Co., 7.250% due 10/25/11..................       72,992
     75,000     A2*       General Motors Acceptance Corp., 6.875% due 8/28/12.........       74,060
     40,000     B         Penhall International Inc., Sr. Notes, 12.000% due 8/1/06...       23,000
     70,000     B         Williams Scotsman Inc., Sr. Notes, 9.875% due 6/1/07........       65,100
---------------------------------------------------------------------------------------------------
                                                                                            361,652
---------------------------------------------------------------------------------------------------
FINANCIAL CONGLOMERATES -- 0.3%
    806,500     NR        The FINOVA Group Inc., 7.500% due 11/15/09..................      282,275
---------------------------------------------------------------------------------------------------
FOOD DISTRIBUTORS -- 0.3%
    170,000     CCC       Aurora Foods Inc., Sr. Sub. Notes, Series B, 9.875% due
                            2/15/07...................................................       85,000
    140,000     B         Fleming Cos., Inc., Sr. Sub. Notes, Series D, 10.625% due
                            7/31/07...................................................       91,700
    125,000     Ba2*      SC International Services Inc., Sr. Sub. Notes, Series B,
                            9.250% due 9/1/07.........................................       75,625
---------------------------------------------------------------------------------------------------
                                                                                            252,325
---------------------------------------------------------------------------------------------------
FOOD RETAIL -- 0.0%
     20,000     B+        The Great Atlantic & Pacific Tea Co., Inc., 7.750% due
                            4/15/07...................................................       14,500
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
FOODS - MAJOR DIVERSIFIED -- 0.2%
$    45,000     BB-       Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17............  $    40,608
     30,000     B+        Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11..........       16,800
     70,000     B2*       Michael Foods, Inc., Sr. Sub. Notes, Series B, 11.750% due
                            4/1/11....................................................       78,750
     30,000     Caa1*     Mrs. Fields' Original Cookies, Inc., Sr. Sub. Notes, Series
                            B, 10.125% due 12/1/04....................................       16,913
---------------------------------------------------------------------------------------------------
                                                                                            153,071
---------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.2%
    140,000     Ba2*      Louisiana Pacific Corp., Sr. Sub. Notes, 10.875% due
                            11/15/08..................................................      151,200
     20,000     B+        Millar Western Forest Products Ltd., Sr. Notes, 9.875% due
                            5/15/08...................................................       19,100
---------------------------------------------------------------------------------------------------
                                                                                            170,300
---------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.0%
     25,000     B-        Home Interiors & Gifts, Inc., 10.125% due 6/1/08............       23,375
     10,000     B-        Sealy Mattress Co., Series B, step bond to yield 9.110% due
                            12/15/07..................................................        9,750
---------------------------------------------------------------------------------------------------
                                                                                             33,125
---------------------------------------------------------------------------------------------------
HOMEBUILDING -- 0.6%
     40,000     BB        Beazer Homes USA Inc., Sr. Notes, 8.625% due 5/15/11........       41,400
     40,000     Ba2*      D.R. Horton Inc., Sr. Sub. Notes, 9.375% due 3/15/11........       40,400
     60,000     BB-       KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11.................       63,900
     70,000     BBB-      Lennar Corp., Sr. Notes, Series B, 9.950% due 5/1/10........       76,650
     45,000     Ba3*      Meritage Corp., Sr. Notes, 9.750% due 6/1/11................       47,250
     60,000     BB+       The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10........       66,000
     70,000     Ba2*      Schuler Homes Inc., Sr. Sub. Notes, 10.500% due 7/15/11.....       72,100
                          Standard Pacific Corp.:
     50,000     BB          Sr. Notes, 8.500% due 4/1/09..............................       50,750
     35,000     Ba3*        Sr. Sub. Notes, 9.250% due 4/15/12........................       33,950
---------------------------------------------------------------------------------------------------
                                                                                            492,400
---------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.2%
    140,000     BBB-      HCA Inc., Debentures, 8.360% due 4/15/24....................      148,685
     85,000     CC        Magellan Health Services, Inc., Sr. Sub. Notes, 9.000% due
                            2/15/08...................................................       21,887
---------------------------------------------------------------------------------------------------
                                                                                            170,572
---------------------------------------------------------------------------------------------------
HOTELS/RESORTS/CRUISELINES -- 0.9%
     70,000     B1*       Courtyard by Marriott II L.P., Sr. Secured Notes, Series B,
                            10.750% due 2/1/08........................................       71,662
    150,000     BB-       FelCor Lodging L.P., 8.500% due 6/1/11......................      148,500
                          Hilton Hotels Corp.:
     25,000     BBB-        7.625% due 12/1/12........................................       25,290
     70,000     BBB-        Sr. Notes, 7.950% due 4/15/07.............................       72,788
                          HMH Properties Inc., Sr. Notes:
     80,000     BB-         Series A, 7.875% due 8/1/05...............................       79,200
    125,000     BB-         Series C, 8.450% due 12/1/08..............................      124,062
    225,000     BBB-      Starwood Hotels and Resorts Worldwide, Inc., 7.875% due
                            5/1/12 (d)................................................      223,875
---------------------------------------------------------------------------------------------------
                                                                                            745,377
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
HOUSEHOLD/PERSONAL CARE -- 0.1%
$    30,000     B+        AKI, Inc., Sr. Notes, 10.500% due 7/1/08....................  $    29,287
     60,000     B-        Revlon Consumer Products Corp., Sr. Secured Notes, 12.000%
                            due 12/1/05...............................................       58,200
---------------------------------------------------------------------------------------------------
                                                                                             87,487
---------------------------------------------------------------------------------------------------
INDUSTRIAL SPECIALTIES -- 0.0%
                          Foamex International Inc.:
     35,000     B           Sr. Secured Notes, 10.750% due 4/1/09 (d).................       24,675
     35,000     B-          Sr. Sub. Notes, 9.875% due 6/15/07........................       11,025
---------------------------------------------------------------------------------------------------
                                                                                             35,700
---------------------------------------------------------------------------------------------------
JEWELRY RETAIL -- 0.3%
    225,000     B+        Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.....      212,625
---------------------------------------------------------------------------------------------------
MAJOR TELECOMMUNICATIONS -- 1.5%
    100,000     CCC       American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........       78,500
    400,000     BBB+      AT&T Corp., 6.500% due 3/15/13..............................      402,140
                          Qwest Corp.:
    195,000     Ba3*        8.875% due 3/15/12 (d)....................................      190,125
     73,000     CCC+        14.000% due 12/15/14 (d)..................................       78,475
    125,000     Ba3*        Debentures, 6.875% due 9/15/33............................       96,875
                          Sprint Capital Corp.:
    225,000     BBB-        6.875% due 11/15/28.......................................      181,701
    275,000     BBB-        8.750% due 3/15/32........................................      262,046
---------------------------------------------------------------------------------------------------
                                                                                          1,289,862
---------------------------------------------------------------------------------------------------
MEDICAL/HOSPITALS -- 0.2%
     50,000     BBB-      Tenet Healthcare Corp., Sr. Notes, 5.375% due 11/15/06......       45,797
    100,000     B3*       Vanguard Health Systems, Inc., 9.750% due 8/1/11............       96,000
---------------------------------------------------------------------------------------------------
                                                                                            141,797
---------------------------------------------------------------------------------------------------
MEDICAL/NURSING SERVICES -- 0.1%
     50,000     NR        Extendicare Health Services Inc., Sr. Notes, 9.500% due
                            7/1/10 (d)................................................       48,750
     75,000     B+        Per-Se Technologies, Inc., Sr. Notes, Series B, 9.500% due
                            2/15/05...................................................       72,750
---------------------------------------------------------------------------------------------------
                                                                                            121,500
---------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.2%
     20,000     B3*       Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due
                            6/15/09...................................................       20,700
    100,000     B-        Insight Heath Services Corp., Series B, 9.875% due
                            11/1/11...................................................       96,500
     80,000     B-        Universal Hospital Services, Inc., Sr. Notes, 10.250% due
                            3/1/08....................................................       76,200
---------------------------------------------------------------------------------------------------
                                                                                            193,400
---------------------------------------------------------------------------------------------------
MISCELLANEOUS COMMERCIAL SERVICES -- 0.3%
    200,000     B         Iron Mountain, Inc., 8.625% due 4/1/13......................      210,000
     50,000     BB-       Mail-Well, Inc., 9.625% due 3/15/12.........................       44,750
    180,000     Ca*       Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due
                            11/1/06 (g)(h)............................................        2,700
---------------------------------------------------------------------------------------------------
                                                                                            257,450
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.2%
$    50,000     NR        Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08..........  $    37,500
    110,000     CCC+      Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due
                            12/1/07...................................................       72,050
     30,000     BB-       Wolverine Tube Inc., 10.500% due 4/1/09.....................       30,750
---------------------------------------------------------------------------------------------------
                                                                                            140,300
---------------------------------------------------------------------------------------------------
MOVIES/ENTERTAINMENT -- 0.5%
                          AMC Entertainment Inc., Sr. Sub. Notes:
    110,000     CCC+        9.500% due 3/15/09........................................      109,450
     55,000     CCC+        9.500% due 2/1/11.........................................       54,450
    245,000     B         Premier Parks, Inc., Sr. Discount Notes, step bond to yield
                            9.647% due 4/1/08.........................................      238,263
---------------------------------------------------------------------------------------------------
                                                                                            402,163
---------------------------------------------------------------------------------------------------
OIL AND GAS PIPELINES -- 0.2%
     60,000     BB-       El Paso Energy Partners L.P., Sr. Sub. Notes, 8.500% due
                            6/1/11 (d)................................................       55,950
     95,000     BB-       Leviathan Gas Pipeline Partners L.P., Sr. Sub. Notes, Series
                            B, 10.375% due 6/1/09.....................................       96,900
---------------------------------------------------------------------------------------------------
                                                                                            152,850
---------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCTION -- 1.3%
    155,000     NR        Canadian Forest Oil Corp., 10.500% due 1/15/06..............      164,300
     20,000     B         Denbury Management Inc., Sr. Sub. Notes, 9.000% due
                            3/1/08....................................................       20,775
    210,000     B+        Magnum Hunter Resources Inc., 9.600% due 3/15/12............      224,175
     65,000     B         Nuevo Energy Corp., Sr. Sub. Notes, Series B, 9.500% due
                            6/1/08....................................................       67,275
     35,000     BB+       Ocean Energy Inc., Sr. Sub. Notes, Series B, 8.375% due
                            7/1/08....................................................       37,012
     40,000     NR        Plains Exploration and Production Co., Sr. Sub. Notes,
                            8.750% due 7/1/12 (d).....................................       41,800
                          Pogo Producing Co., Sr. Sub. Notes, Series B:
     15,000     BB          10.375% due 2/15/09.......................................       16,331
     20,000     BB          8.250% due 4/15/11........................................       21,200
     75,000     B-        Range Resources Corp., Sr. Sub. Notes, 8.750% due 1/15/07...       75,937
    125,000     B+        Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07......      130,625
     30,000     B         Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12.........       29,250
                          Vintage Petroleum, Inc.:
     50,000     BB-         Sr. Notes, 8.250% due 5/1/12..............................       52,250
                            Sr. Sub. Notes:
     40,000     B1*            9.750% due 6/30/09.....................................       41,800
     25,000     B1*            7.875% due 5/15/11.....................................       24,500
    100,000     Ba3*      Westport Resources Corp., Sr. Sub. Notes, 8.250% due 11/1/11
                            (d).......................................................      105,500
---------------------------------------------------------------------------------------------------
                                                                                          1,052,730
---------------------------------------------------------------------------------------------------
OIL REFINING MARKETING -- 0.1%
     42,000     AAA       Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08...       52,080
     50,000     B         Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12...       32,750
---------------------------------------------------------------------------------------------------
                                                                                             84,830
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 0.4%
$    10,000     B-        Argo-Tech Corp., Sr. Sub. Notes, 8.625% due 10/1/07.........  $     6,950
     80,000     BB        Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625%
                            due 11/15/07..............................................       70,800
     65,000     B         Flowserve Corp., 12.250% due 8/15/10........................       71,175
     30,000     B+        NMGH Holding Co., 10.000% due 5/15/09.......................       30,150
     35,000     BB-       Superior Energy Services Inc., LLC, Sr. Notes, 8.875% due
                            5/15/11...................................................       35,875
     75,000     B         Terex Corp., 8.875% due 4/1/08..............................       67,969
     25,000     B         Trico Marine Services Inc., 8.875% due 5/15/12..............       23,250
---------------------------------------------------------------------------------------------------
                                                                                            306,169
---------------------------------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 0.4%
                          Service Corp. International:
     55,000     BB-         Debentures, 7.875% due 2/1/13.............................       49,294
                            Sr. Notes:
     55,000     BB-            6.875% due 10/1/07.....................................       50,600
    195,000     BB-            6.500% due 3/15/08.....................................      175,500
     90,000     B+        Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/08....................................................       99,900
---------------------------------------------------------------------------------------------------
                                                                                            375,294
---------------------------------------------------------------------------------------------------
OTHER METALS/MINERALS -- 0.1%
     75,000     BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11............       77,712
---------------------------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.1%
     65,000     Ba1*      Markel Capital Trust I, Jr. Sub. Notes, Series B, 8.710% due
                            1/1/46....................................................       50,183
     45,000     BB+       PXRE Capital Trust I, 8.850% due 2/1/27.....................       33,090
---------------------------------------------------------------------------------------------------
                                                                                             83,273
---------------------------------------------------------------------------------------------------
PUBLISHING - BOOKS/MAGAZINES -- 0.2%
    185,000     B         Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11.........      171,356
     50,000     B         Yell Finance B.V., Sr. Discount Notes, step bond to yield
                            12.263% due 8/1/11........................................       35,500
---------------------------------------------------------------------------------------------------
                                                                                            206,856
---------------------------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS -- 0.6%
    100,000     B         Dex Media East, LLC, Sr. Sub. Notes, 12.125% due 11/15/12
                            (d).......................................................      111,250
     40,000     B+        Garden State Newspapers Inc., Sr. Sub. Notes, Series B,
                            8.750% due 10/1/09........................................       40,800
                          Hollinger International Publishing Inc.:
    163,284     B-          Sr. Notes, 12.125% due 11/15/10 (d).......................      154,303
    195,000     NR          Sr. Sub. Notes, 9.250% due 3/15/07........................      204,506
---------------------------------------------------------------------------------------------------
                                                                                            510,859
---------------------------------------------------------------------------------------------------
PULP AND PAPER -- 0.4%
                          Buckeye Technologies Inc., Sr. Sub. Notes:
     35,000     B+          9.250% due 9/15/08........................................       30,275
    135,000     B+          8.000% due 10/15/10.......................................      109,687
    200,000     BB+       Tembec Industries, Inc., 8.500% due 2/1/11..................      202,500
---------------------------------------------------------------------------------------------------
                                                                                            342,462
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
$   130,000     BB-       Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07...........  $   132,600
---------------------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.1%
     75,000     B-        Icon Health & Fitness, Inc., 11.250% due 4/1/12.............       65,625
---------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.2%
     35,000     CCC+      Advantica Restaurant Group, Sr. Notes, 11.250% due
                            1/15/08...................................................       26,775
     25,000     B-        American Restaurant Group Inc., Sr. Secured Notes, Series D,
                            11.500% due 11/1/06.......................................       20,125
     25,000     CCC+      CKE Restaurants Inc., Sr. Sub. Notes, 9.125% due 5/1/09.....       22,125
     20,000     B-        Friendly Ice Cream Corp., Sr. Notes, 10.500% due 12/1/07....       19,850
     25,000     B+        Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                            10.125% due 12/15/07......................................       21,875
     60,000     B+        Sbarro Inc., Sr. Sub. Notes, 11.000% due 9/15/09............       56,100
---------------------------------------------------------------------------------------------------
                                                                                            166,850
---------------------------------------------------------------------------------------------------
SAVINGS BANK -- 0.1%
    100,000     B3*       Ocwen Capital Trust I, Jr. Sub. Notes, 10.875% due 8/1/27...       80,000
---------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 4.8%
                          Federal Republic of Brazil:
    350,000     B+          11.250% due 7/26/07.......................................      269,500
    150,000     B+          11.500% due 3/12/08.......................................      114,750
    400,000     B+          12.000% due 4/15/10.......................................      292,000
    350,000     B+          12.250% due 3/6/30........................................      245,000
    150,000     B+          Unsub. Notes, 14.500% due 10/15/09........................      125,250
    238,095     BB        Republic of Bulgaria, Series A, 2.688% due 7/28/12..........      227,083
                          Republic of Colombia:
     90,000     BB          10.000% due 1/23/12.......................................       91,350
     20,000     BB          11.750% due 2/25/20.......................................       21,500
    200,000     BB          Unsub. Notes, 7.625% due 2/15/07..........................      194,750
    500,000     CCC+      Republic of Ecuador, Series REGS, 6.000% due 8/15/30........      210,000
                          Republic of Panama:
     66,666     Ba1*        Series 18 Years, 5.000% due 7/17/14.......................       59,666
     28,636     Ba1*        Series 20 Years, 2.750% due 7/17/16.......................       22,837
                          Republic of Peru, Series 20 Years:
     60,000     BB-         4.000% due 3/7/17.........................................       42,750
     58,800     BB-         4.500% due 3/7/17.........................................       46,415
                          Republic of the Philippines:
     25,000     BB+         8.375% due 3/12/09........................................       25,125
    125,000     BB+         9.875% due 1/15/19........................................      124,375
                          Republic of Turkey:
    125,000     B1*         11.500% due 1/23/12.......................................      129,375
    100,000     B1*         Sr. Unsub. Notes, 11.875% due 1/15/30.....................      105,500
                          Republic of Uruguay:
    100,000     B-          7.875% due 3/25/09........................................       54,000
    275,000     B-          7.625% due 1/20/12........................................      140,250
    100,000     B-          7.875% due 7/15/27........................................       49,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 4.8% (CONTINUED)
                          Russian Federation, Unsub. Notes:
$   150,000     BB          12.750% due 6/24/28.......................................  $   199,312
    600,000     BB          5.000% due 3/31/30........................................      477,750
                          United Mexican States:
    100,000     Baa2*       8.375% due 1/14/11........................................      113,250
    650,000     Baa2*       Series A, 8.000% due 9/24/22..............................      674,375
---------------------------------------------------------------------------------------------------
                                                                                          4,055,163
---------------------------------------------------------------------------------------------------
STORES - SPECIALTY -- 0.2%
     25,000     B         Advance Stores Co., Sr. Sub. Notes, Series B, 10.250% due
                            4/15/08...................................................       26,625
     60,000     B-        Jo-Ann Stores Inc., Sr. Sub. Notes, 10.375% due 5/1/07......       62,625
     25,000     B-        Petro Stopping Centers L.P., Sr. Notes, 10.500% due
                            2/1/07....................................................       23,375
     30,000     B         Von Hoffman Corp., 10.250% due 3/15/09......................       28,200
---------------------------------------------------------------------------------------------------
                                                                                            140,825
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.1%
     45,000     B+        Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09...........       40,950
     50,000     B         Northern Telecom Capital Corp., 7.875% due 6/15/26..........       25,750
---------------------------------------------------------------------------------------------------
                                                                                             66,700
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.1%
     50,000     NR        GT Group Telecom Inc., Sr. Discount Notes, step bond to
                            yield 15.233% due 2/1/10 (g)(h)...........................            5
    155,000     NR        Metromedia Fiber Network, Inc., Sr. Notes, 14.000% due
                            3/15/07 (g)(h)............................................       34,875
     75,000     B         Nortel Networks Ltd., 6.875% due 9/1/23.....................       38,625
---------------------------------------------------------------------------------------------------
                                                                                             73,505
---------------------------------------------------------------------------------------------------
TOBACCO -- 0.2%
    139,000     BB+       Standard Commercial Corp., 8.875% due 8/1/05................      143,865
---------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.0%
     45,000     Baa2*     Windsor Petroleum Transportation Corp., Notes, 7.840% due
                            1/15/21 (d)...............................................       38,266
---------------------------------------------------------------------------------------------------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.2%
    175,000     Baa1*     Ford Motor Co., 7.450% due 7/16/31..........................      152,637
     50,000     BB-       Navistar International Corp., Sr. Sub. Notes, Series B,
                            9.375% due 6/1/06.........................................       48,250
---------------------------------------------------------------------------------------------------
                                                                                            200,887
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.0%
     95,000     Caa2*     AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to
                            yield 13.775% to 10/1/09..................................       10,925
     65,000     CCC-      Alamosa PCS Holdings, Inc., Sr. Discount Notes, step bond to
                            yield 17.473% due 2/15/10.................................       12,025
                          AT&T Wireless Services Inc.:
    150,000     BBB         8.125% due 5/1/12.........................................      151,043
    150,000     BBB         Sr. Notes, 8.750% due 3/1/31..............................      147,454
                          Crown Castle International Corp.:
    140,000     CCC         Sr. Discount Notes, step bond to yield 10.869% due
                               5/15/11................................................       91,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.0% (CONTINUED)
                            Sr. Notes:
$    25,000     CCC            9.000% due 5/15/11.....................................  $    20,125
     85,000     CCC            10.750% due 8/1/11.....................................       74,800
     40,000     CCC-      Horizon PCS, Inc., Sr. Discount Notes, step bond to yield
                            15.504% due 10/1/10.......................................        3,000
    325,000     B         Nextel Communications, Inc., Sr. Discount Notes, step bond
                            to yield 15.960% due 2/15/08..............................      299,000
     65,000     CCC+      Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09......       58,825
---------------------------------------------------------------------------------------------------
                                                                                            868,897
---------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $25,989,211).......   23,560,127
---------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 0.9%
---------------------------------------------------------------------------------------------------
COMPUTER PROCESSING HARDWARE -- 0.2%
165,000....   B3*         Vitesse Semiconductor Corp., Sr. Sub. Notes, 4.000% due
                          3/15/05.....................................................      138,600
---------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.0%
     10,000     B-        Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04..........        9,288
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.3%
     90,000     Ba2*      Celestica Inc., Sr. Sub. Notes, zero coupon bond to yield
                            10.961% due 8/1/20........................................       41,737
    135,000     Ba3*      LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05..............      120,825
    260,000     B1*       Sanmina-SCI Corp., Sr. Notes, zero coupon bond to yield
                            10.305% due 9/12/20.......................................      107,250
     18,000     BB        Solectron Corp., Sr. Notes, zero coupon bond to yield 3.646%
                            due 5/8/20................................................       11,138
---------------------------------------------------------------------------------------------------
                                                                                            280,950
---------------------------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.1%
     85,000     B3*       Amkor Technologies, Inc., Sr. Notes, 5.000% due 3/15/07.....       41,969
---------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.1%
     75,000     Ba3*      Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........       68,344
---------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.1%
    115,000     B         Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due
                            5/15/09...................................................      115,431
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.1%
     80,000     NR        TriQuint Semiconductor Inc., Sub. Notes, 4.000% due
                            3/1/07....................................................       62,300
---------------------------------------------------------------------------------------------------
                          TOTAL CONVERTIBLE CORPORATE NOTES (Cost -- $722,488)........      716,882
---------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS (I) -- 0.5%
---------------------------------------------------------------------------------------------------
CORPORATE DEBT -- 0.3%
    250,000     NR        Xerox Corp., 6.340% due 4/30/05 (Merrill Lynch & Co., Inc.,
                            Lehman Brothers Inc. and Goldman, Sachs & Co.)............      236,250
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(C)                             SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 0.2%
$   150,000     Ba1*      Kingdom of Morocco, Tranche A, 2.562% due 1/2/09
                            (CS First Boston Corp.)...................................  $   137,625
     80,000     A2*       People's Democratic Republic of Algeria, Tranche I, 2.625%
                            due 9/4/06 (CS First Boston Corp.)........................       75,200
---------------------------------------------------------------------------------------------------
                                                                                            212,825
---------------------------------------------------------------------------------------------------
                          TOTAL LOAN PARTICIPATIONS (Cost -- $441,191)................      449,075
---------------------------------------------------------------------------------------------------
  SHARES                                            SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCK (H) -- 0.0%
---------------------------------------------------------------------------------------------------
FOODS - MAJOR DIVERSIFIED -- 0.0%
      3,630               Aurora Foods Inc. ..........................................        2,831
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.0%
         66               McLeodUSA Inc...............................................           55
      5,226               Song Networks Holdings, ADR.................................           78
---------------------------------------------------------------------------------------------------
                                                                                                133
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
        721               Crown Castle International Corp. ...........................        2,704
---------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $12,078)........................        5,668
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
---------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.0%
         50               Northrop Grumman Corp., Equity Security Units, 7.250% due
                            11/16/04..................................................        5,387
---------------------------------------------------------------------------------------------------
MAJOR TELECOMMUNICATIONS -- 0.0%
         75               Broadwing Communications, Inc., 12.500% due 8/15/09.........        6,844
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.0%
        300               Global Crossing Ltd., 6.750% due 4/15/12 (h)(j).............            3
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
        700               Crown Castle International Corp., 6.250% due 8/15/12........       14,175
         62               Dobson Communications Corp., payment-in-kind, 13.000% due
                            5/1/09....................................................        2,991
        200               Motorola Inc., Equity Security Units, 7.000% due 11/16/04...        6,400
---------------------------------------------------------------------------------------------------
                                                                                             23,566
---------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $156,910)....................       35,800
---------------------------------------------------------------------------------------------------
 WARRANTS                                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
WARRANTS (H) -- 0.0%
---------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
        450               UIH Australia Inc., Expire 5/15/06..........................            5
---------------------------------------------------------------------------------------------------
COMMERCIAL PRINTING/FORMS -- 0.0%
         60               Merrill Corp., Expire 5/1/09................................            6
---------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         10               Pliant Corp., Expire 6/1/10 (d).............................           11
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

 WARRANTS                                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.0%
         60               Cybernet Internet Services International, Inc., Expire
                            7/1/09....................................................  $         0
         90               WAM!NET Inc., Expire 3/1/05.................................            1
---------------------------------------------------------------------------------------------------
                                                                                                  1
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.0%
         50               GT Group Telecom Inc., Expire 2/1/10 (d)....................           50
        150               RSL Communications Ltd., Expire 11/15/06....................           21
---------------------------------------------------------------------------------------------------
                                                                                                 71
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
         40               Horizon PCS, Inc., Expire 10/1/10 (d).......................            2
        100               Iridium World Communications Ltd., Expire 7/15/05 (d).......            1
         50               IWO Holdings Inc., Expire 1/15/11 (d).......................            1
---------------------------------------------------------------------------------------------------
                                                                                                  4
---------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $22,109)............................           98
---------------------------------------------------------------------------------------------------
                          TOTAL HIGH YIELD SECTOR (Cost -- $27,343,987)...............   24,767,650
---------------------------------------------------------------------------------------------------
   FACE
 AMOUNT(K)                                          SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 9.1%
---------------------------------------------------------------------------------------------------
BONDS -- 9.1%
---------------------------------------------------------------------------------------------------
AUSTRIA -- 1.0%
    800,000(EUR)          Republic of Austria, 3.400% due 10/20/04....................      848,838
---------------------------------------------------------------------------------------------------
CANADA -- 0.9%
  1,100,000               Canada Government, 5.000% due 9/1/04 (a)....................      718,304
---------------------------------------------------------------------------------------------------
DENMARK -- 2.1%
 12,000,000               Kingdom of Denmark, 5.000% due 8/15/05 (a)..................    1,766,429
---------------------------------------------------------------------------------------------------
GERMANY -- 1.1%
    800,000(EUR)          Bundesobligation, 5.000% due 8/19/05 (a)....................      880,561
---------------------------------------------------------------------------------------------------
NEW ZEALAND -- 0.6%
  1,000,000               New Zealand Government, 6.500% due 2/15/05..................      531,512
---------------------------------------------------------------------------------------------------
SUPERNATIONAL -- 2.0%
    500,000(GBP)          European Investment Bank, 7.000% due 12/8/03 (a)............      826,844
    500,000(GBP)          Inter-American Development Bank, 7.125% due 11/26/04 (a)....      850,068
---------------------------------------------------------------------------------------------------
                                                                                          1,676,912
---------------------------------------------------------------------------------------------------
SWEDEN -- 1.2%
  9,000,000               Swedish Government, 3.500% due 4/20/06 (a)..................    1,019,461
---------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.2%
    335,000(EUR)          COLT Telecom Group PLC, Sr. Notes, 2.000% due 4/3/07 (d)....      153,578
    105,000(EUR)          Telewest Communication PLC, 5.250% due 2/19/07 (d)(g).......       30,456
---------------------------------------------------------------------------------------------------
                                                                                            184,034
---------------------------------------------------------------------------------------------------
                          TOTAL INTERNATIONAL SECTOR (Cost -- $5,466,862).............    7,626,051
---------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $72,900,199).................   73,761,994
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.3%
$10,391,000                Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
                             maturity -- $10,391,606; (Fully collateralized by Federal
                             Farm Credit Bank, Federal Home Loan Bank, Freddie Mac,
                             Fannie Mae and Sallie Mae Notes, Bonds and Debentures,
                             0.000% to 7.450% due 8/15/03 to 11/15/17;
                             Market value -- $10,598,823) (Cost -- $10,391,000)........  $10,391,000
----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $83,291,199**)...........  $84,152,994
----------------------------------------------------------------------------------------------------

(a)   All or a portion of this security has been segregated for
      open forward foreign currency and/or futures contracts
      commitments.
(b)   Security is traded on a to-be-announced basis (See Note 12).
(c)   All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(d)   Security is exempt from registration under Rule 144A of the
      Securities Act of 1933. This security may be resold in
      transactions that are exempt from registration, normally to qualified institutional buyers.
(e)   On December 9, 2002, the company filed for bankruptcy.
(f)   On August 11, 2002, the company filed for bankruptcy.
(g)   Security is currently in default.
(h)   Non-income producing security.
(i)   Participation interest was acquired through the financial
      institutions indicated parenthetically.
(j)   On January 28, 2002, the company filed for bankruptcy.
(k)   Face amount represents local currency, unless otherwise
      indicated.
 +    Mortgage dollar roll (See Note 13).
 ++   A portion of this security is segregated as collateral for futures contracts.
 **   Aggregate cost for Federal income tax purposes is
      $83,912,795.

      Abbreviations used in this schedule:
      ------------------------------------------------------------
      ADR -- American Depository Receipt.
      EUR  -- Euro.
      GBP  -- British Pound.

      See page 61 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 100%
----------------------------------------------------------------------------------------
BANKS -- 1.2%
   1,500      Bank One Corp. .............................................    $   54,825
----------------------------------------------------------------------------------------
CAPITAL GOODS -- 4.4%
   3,000      Honeywell International Inc. ...............................        72,000
     700      Ingersoll-Rand Co., Class A Shares..........................        30,142
   3,400      Raytheon Co. ...............................................       104,550
----------------------------------------------------------------------------------------
                                                                                 206,692
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.1%
     200      Sabre Holdings Corp.+.......................................         3,622
----------------------------------------------------------------------------------------
CONSUMER DURABLES AND APPAREL -- 5.4%
   1,700      Eastman Kodak Co. ..........................................        59,568
   4,800      Fleetwood Enterprises, Inc.+................................        37,680
   7,600      Hasbro, Inc. ...............................................        87,780
   3,800      Mattel, Inc. ...............................................        72,770
----------------------------------------------------------------------------------------
                                                                                 257,798
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 4.9%
   3,800      American Express Co. .......................................       134,330
   1,900      Countrywide Credit Industries, Inc. ........................        98,135
----------------------------------------------------------------------------------------
                                                                                 232,465
----------------------------------------------------------------------------------------
ENERGY -- 6.3%
     400      Amerada Hess Corp. .........................................        22,020
   2,900      Anadarko Petroleum Corp. ...................................       138,910
   1,000      ChevronTexaco Corp. ........................................        66,480
   3,000      GlobalSantaFe Corp. ........................................        72,960
----------------------------------------------------------------------------------------
                                                                                 300,370
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.2%
   3,600      McDonald's Corp. ...........................................        57,888
----------------------------------------------------------------------------------------
INSURANCE -- 14.4%
   3,400      Allstate Corp. .............................................       125,766
   2,200      Ambac Financial Group, Inc. ................................       123,728
   2,500      The Chubb Corp. ............................................       130,500
   1,100      The Hartford Financial Services Group, Inc. ................        49,973
   2,300      MBIA Inc. ..................................................       100,878
   1,400      MGIC Investment Corp. ......................................        57,820
   2,700      St. Paul Cos., Inc. ........................................        91,935
----------------------------------------------------------------------------------------
                                                                                 680,600
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
MATERIALS -- 12.0%
   5,400      Alcoa, Inc. ................................................    $  123,012
   6,000      Brush Engineered Materials, Inc.+...........................        33,000
   2,300      Cabot Corp. ................................................        61,042
   1,900      The Dow Chemical Co. .......................................        56,430
   5,900      Engelhard Corp. ............................................       131,865
   4,000      Smurfit-Stone Container Corp.+..............................        61,564
     700      Vulcan Materials Co. .......................................        26,250
   1,500      Weyerhaeuser Co. ...........................................        73,815
----------------------------------------------------------------------------------------
                                                                                 566,978
----------------------------------------------------------------------------------------
MEDIA -- 9.2%
   5,100      AOL Time Warner Inc.+.......................................        66,810
   3,644      Cablevision Systems New York Group, Class A Shares+.........        61,000
   1,700      Comcast Corp., Class A Shares+..............................        38,403
   8,800      Liberty Media Corp., Class A Shares+........................        78,672
   3,900      Metro-Goldwyn-Mayer, Inc.+..................................        50,700
   1,900      News Corp., Ltd., Sponsored ADR.............................        49,875
   5,700      The Walt Disney Co. ........................................        92,967
----------------------------------------------------------------------------------------
                                                                                 438,427
----------------------------------------------------------------------------------------
PHARMACEUTICALS AND BIOTECHNOLOGY -- 13.7%
   1,800      Abbott Laboratories.........................................        72,000
  10,000      Aphton Corp.+...............................................        38,900
   2,500      Bristol-Myers Squibb Co. ...................................        57,875
   3,000      Enzo Biochem, Inc.+.........................................        42,000
   1,300      Johnson & Johnson...........................................        69,823
   1,400      Pfizer Inc. ................................................        42,798
   3,100      Pharmacia Corp. ............................................       129,580
   4,800      Schering-Plough Corp. ......................................       106,560
2,400...      Wyeth.......................................................        89,760
----------------------------------------------------------------------------------------
                                                                                 649,296
----------------------------------------------------------------------------------------
RETAILING -- 1.0%
   1,900      The Home Depot, Inc. .......................................        45,524
----------------------------------------------------------------------------------------
SOFTWARE AND SERVICES -- 3.0%
  10,700      Micromuse, Inc.+............................................        40,874
   9,700      RealNetworks, Inc.+.........................................        36,957
   6,600      Unisys Corp.+...............................................        65,340
----------------------------------------------------------------------------------------
                                                                                 143,171
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
TECHNOLOGY, HARDWARE AND EQUIPMENT -- 18.3%
   7,300      3Com Corp.+.................................................    $   33,799
   5,500      Agilent Technologies, Inc.+.................................        98,780
   1,900      Electronics For Imaging, Inc.+..............................        30,896
   8,000      Ericsson (LM) Telephone Co., Sponsored ADR..................        53,920
   3,700      Hewlett-Packard Co. ........................................        64,232
   4,500      Intel Corp. ................................................        70,065
     750      International Business Machines Corp. ......................        58,125
  10,100      Lattice Semiconductor Corp.+................................        88,577
   7,800      LSI Logic Corp.+............................................        45,006
  20,400      Lucent Technologies, Inc.+..................................        25,704
   3,900      Motorola, Inc. .............................................        33,735
   2,900      Nokia Oyj, Sponsored ADR....................................        44,950
   3,300      Scientific-Atlanta, Inc. ...................................        39,138
  19,400      Solectron Corp.+............................................        68,870
   5,900      Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
              ADR+........................................................        41,595
   4,800      Texas Instruments, Inc. ....................................        72,048
----------------------------------------------------------------------------------------
                                                                                 869,440
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 4.9%
   4,800      Nippon Telegraph & Telephone Corp., Sponsored ADR...........        84,768
   3,000      SBC Communications Inc. ....................................        81,330
   3,600      Vodafone Group PLC, Sponsored ADR...........................        65,232
----------------------------------------------------------------------------------------
                                                                                 231,330
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $6,011,303*).............    $4,738,426
----------------------------------------------------------------------------------------

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is
     $6,025,166.

     Abbreviation used in this schedule:
     ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
---------------------------------------------------------------------------------------------
AUTO AND TRANSPORTATION -- 1.8%
16,533.....      AMR Corp.+..................................................    $    109,118
     41,926      Burlington Northern Santa Fe Corp. .........................       1,090,495
      8,155      Cooper Tire & Rubber Co. ...................................         125,098
     23,547      CSX Corp. ..................................................         666,616
      4,561      Cummins Inc. ...............................................         128,301
     16,357      Dana Corp. .................................................         192,358
     61,281      Delphi Corp. ...............................................         493,312
     13,318      Delta Air Lines, Inc. ......................................         161,148
      7,808      Eaton Corp. ................................................         609,883
     32,837      FedEx Corp. ................................................       1,780,422
    200,407      Ford Motor Co. .............................................       1,863,785
     61,605      General Motors Corp. .......................................       2,270,760
     19,160      Genuine Parts Co. ..........................................         590,128
     18,924      The Goodyear Tire & Rubber Co. .............................         128,872
     10,052      ITT Industries, Inc. .......................................         610,056
      9,782      Johnson Controls, Inc. .....................................         784,223
6,567......      Navistar International Corp.+...............................         159,644
     42,931      Norfolk Southern Corp. .....................................         858,191
     12,784      PACCAR Inc. ................................................         589,726
      6,892      Ryder System, Inc. .........................................         154,656
      6,577      Snap-on Inc. ...............................................         184,879
     85,103      Southwest Airlines Co. .....................................       1,182,932
     27,743      Union Pacific Corp. ........................................       1,660,973
     14,198      Visteon Corp.  .............................................          98,818
---------------------------------------------------------------------------------------------
                                                                                   16,494,394
---------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.2%
6,360......      Alberto-Culver Co., Class B Shares..........................         320,544
     44,886      Albertson's, Inc. ..........................................         999,162
      7,115      American Greetings Corp., Class A Shares+...................         112,417
    491,030      AOL Time Warner Inc.+++.....................................       6,432,493
     19,179      Apollo Group., Inc., Class A Shares+........................         843,876
     10,898      AutoZone, Inc.+.............................................         769,944
     25,930      Avon Products, Inc. ........................................       1,396,849
     32,037      Bed Bath & Beyond Inc.+.....................................       1,106,238
     35,473      Best Buy Co., Inc.+.........................................         856,673
     12,760      Big Lots, Inc.+.............................................         168,815
     10,025      Brunswick Corp. ............................................         199,096
     64,574      Carnival Corp. .............................................       1,611,121
    114,170      Cendant Corp.+..............................................       1,196,502
     18,755      Cintas Corp. ...............................................         858,041
     23,578      Circuit City Stores -- Circuit City Group...................         174,949
     67,306      Clear Channel Communications, Inc.+.........................       2,509,841
     25,310      The Clorox Co. .............................................       1,044,037
     59,802      Colgate-Palmolive Co. ......................................       3,135,419
    252,396      Comcast Corp., Class A Shares+..............................       5,948,974
     19,194      Convergys Corp.+............................................         290,789

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.2% (CONTINUED)
     50,167      Costco Wholesale Corp.+.....................................    $  1,407,686
     43,057      CVS Corp. ..................................................       1,075,133
     18,707      Darden Restaurants, Inc. ...................................         382,558
      6,777      Deluxe Corp. ...............................................         285,312
      9,382      Dillard's Inc., Class A Shares..............................         148,799
     36,414      Dollar General Corp. .......................................         435,147
      9,224      Dow Jones & Co., Inc. ......................................         398,753
     32,129      Eastman Kodak Co. ..........................................       1,125,800
     33,613      eBay Inc.+..................................................       2,279,634
     46,216      Equity Office Properties Trust..............................       1,154,476
     30,436      Equity Residential Properties Trust.........................         748,117
     18,925      Family Dollar Stores, Inc. .................................         590,649
     22,279      Federated Department Stores, Inc.+..........................         640,744
     29,386      Gannett Co., Inc. ..........................................       2,109,915
     96,040      The Gap, Inc. ..............................................       1,490,541
    116,346      The Gillette Co. ...........................................       3,532,265
     33,288      Harley-Davidson, Inc. ......................................       1,537,906
     12,269      Harrah's Entertainment, Inc.+...............................         485,852
     19,392      Hasbro, Inc. ...............................................         223,977
     41,470      Hilton Hotels Corp. ........................................         527,084
    259,397      The Home Depot, Inc. .......................................       6,215,152
     10,447      International Flavors & Fragrances Inc. ....................         366,690
      9,494      International Game Technology+..............................         720,784
     41,996      The Interpublic Group of Cos., Inc. ........................         591,304
     29,241      J.C. Penney Co., Inc. ......................................         672,835
     14,179      Jones Apparel Group, Inc.+..................................         502,504
     56,934      Kimberly-Clark Corp. .......................................       2,702,657
      9,223      Knight-Ridder, Inc. ........................................         583,355
     37,093      Kohl's Corp.+...............................................       2,075,353
     86,915      The Kroger Co. .............................................       1,342,837
     21,505      Leggett & Platt, Inc. ......................................         482,572
     57,123      Limited Brands..............................................         795,723
     11,695      Liz Claiborne, Inc. ........................................         346,757
     20,443      Loews Cos., Inc. ...........................................         908,896
     26,677      Marriott International, Inc., Class A Shares................         876,873
     47,910      Mattel, Inc. ...............................................         917,476
     31,847      The May Department Stores Co. ..............................         731,844
      8,710      Maytag Corp. ...............................................         248,235
    140,532      McDonald's Corp. ...........................................       2,259,755
     21,365      The McGraw-Hill Cos., Inc. .................................       1,291,301
      5,437      Meredith Corp. .............................................         223,515
     17,181      Moody's Corp. ..............................................         709,403
     16,668      The New York Times Co., Class A Shares......................         762,228
     29,549      Newell Rubbermaid Inc. .....................................         896,221
     29,470      NIKE, Inc., Class B Shares..................................       1,310,531
     14,705      Nordstrom, Inc. ............................................         278,954
     34,188      Office Depot, Inc.+.........................................         504,615
     20,757      Omnicom Group Inc. .........................................       1,340,902

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 17.2% (CONTINUED)
     17,560      Pactiv Corp.+...............................................    $    383,862
     41,220      Paychex, Inc. ..............................................       1,150,038
    143,079      The Proctor & Gamble Co. ...................................      12,296,209
     12,333      R.R. Donnelley & Sons Co. ..................................         268,489
     18,811      RadioShack Corp. ...........................................         352,518
      6,498      Reebok International Ltd.+..................................         191,041
     19,305      Robert Half International Inc.+.............................         311,004
     16,135      Sabre Holdings Corp.+.......................................         292,205
     48,641      Safeway Inc.+...............................................       1,136,254
     34,957      Sears, Roebuck and Co. .....................................         837,220
     51,241      Staples, Inc.+..............................................         937,710
     42,743      Starbucks Corp.+............................................         871,102
     21,890      Starwood Hotels and Resorts Worldwide, Inc. ................         519,669
     14,735      SUPERVALU INC. .............................................         243,275
     99,941      Target Corp. ...............................................       2,998,230
     16,141      Tiffany & Co. ..............................................         385,931
     59,235      The TJX Cos., Inc. .........................................       1,156,267
     12,242      TMP Worldwide Inc.+.........................................         138,457
     23,718      Toys 'R' Us, Inc.+..........................................         237,180
     33,246      Tribune Co. ................................................       1,511,363
      6,627      Tupperware Corp. ...........................................          99,935
    122,836      United Parcel Service, Inc., Class B Shares.................       7,748,495
     25,345      Univision Communications Inc., Class A Shares+..............         620,952
     12,095      V.F. Corp. .................................................         436,025
    194,122      Viacom Inc., Class B Shares+................................       7,912,413
    112,741      Walgreen Co.................................................       3,290,910
    489,570      Wal-Mart Stores, Inc. ......................................      24,728,181
    224,684      The Walt Disney Co. ........................................       3,664,596
     12,765      Wendy's International, Inc. ................................         345,549
      7,419      Whirlpool Corp. ............................................         387,420
     15,431      Winn-Dixie Stores, Inc. ....................................         235,786
     32,783      Yum! Brands, Inc.+..........................................         794,004
---------------------------------------------------------------------------------------------
                                                                                  157,697,690
---------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 6.2%
      4,011      Adolph Coors Co., Class B Shares............................         245,674
     95,530      Anheuser-Busch Cos., Inc. ..................................       4,623,652
     71,681      Archer-Daniels-Midland Co. .................................         888,844
      7,511      Brown-Forman Corp., Class B Shares..........................         490,919
     45,293      Campbell Soup Co. ..........................................       1,063,027
    273,254      The Coca-Cola Co. ..........................................      11,973,990
     49,163      Coca-Cola Enterprises Inc. .................................       1,067,820
     59,103      ConAgra Foods, Inc. ........................................       1,478,166
     17,251      Del Monte Foods Co.+........................................         132,835
     16,443      Fortune Brands, Inc. .......................................         764,764
     40,478      General Mills, Inc. ........................................       1,900,442
     38,628      H.J. Heinz Co. .............................................       1,269,702
     15,034      Hershey Foods Corp. ........................................       1,013,893
     45,111      Kellogg Co. ................................................       1,545,954

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 6.2% (CONTINUED)
     85,763      Lowe's Corp. ...............................................    $  3,216,112
     31,386      The Pepsi Bottling Group, Inc. .............................         806,620
    194,961      PepsiCo, Inc. ..............................................       8,231,253
    232,551      Philip Morris Cos. Inc. (a) ................................       9,425,292
      9,859      R.J. Reynolds Tobacco Holdings, Inc. .......................         415,162
     86,467      Sara Lee Corp. .............................................       1,946,372
     73,048      Sysco Corp. ................................................       2,176,100
     18,483      UST Inc. ...................................................         617,887
     24,802      Wm. Wrigley Jr. Co. ........................................       1,361,134
---------------------------------------------------------------------------------------------
                                                                                   56,655,614
---------------------------------------------------------------------------------------------
FINANCE -- 19.8%
     28,968      ACE Ltd. ...................................................         849,921
     56,863      AFLAC Inc. .................................................       1,712,714
     77,589      The Allstate Corp. .........................................       2,870,017
     11,640      Ambac Financial Group, Inc. ................................         654,634
    146,160      American Express Co.++......................................       5,166,756
    287,267      American International Group, Inc. .........................      16,618,396
     39,264      AmSouth Bancorp. ...........................................         753,869
     33,632      Aon Corp. ..................................................         635,308
    165,381      Bank of America Corp. ......................................      11,505,556
     79,909      The Bank of New York Co., Inc. .............................       1,914,620
    129,074      Bank One Corp. .............................................       4,717,655
     53,124      BB&T Corp. .................................................       1,965,057
     10,916      The Bear Stearns Cos. Inc. .................................         648,410
     24,326      Capital One Financial Corp. ................................         722,969
    149,969      Charles Schwab Corp. .......................................       1,627,164
     25,316      Charter One Financial, Inc. ................................         727,329
     18,841      The Chubb Corp. ............................................         983,500
     15,476      CIGNA Corp. ................................................         636,373
     17,773      Cincinnati Financial Corp. .................................         667,376
    556,952      Citigroup Inc. .............................................      19,599,141
     19,215      Comerica Inc. ..............................................         830,857
     56,785      Concord EFS, Inc.+..........................................         893,796
     13,801      Countrywide Credit Industries, Inc. ........................         712,822
     15,994      Equifax Inc. ...............................................         370,101
    109,445      Fannie Mae..................................................       7,040,597
     63,944      Fifth Third Bancorp. .......................................       3,743,921
     14,046      First Tennessee National Corp. .............................         504,813
    115,242      FleetBoston Financial Corp. ................................       2,800,381
     28,571      Franklin Resources, Inc. ...................................         973,700
     76,609      Freddie Mac.................................................       4,523,761
     16,995      Golden West Financial Corp. ................................       1,220,411
     53,043      The Goldman Sachs Group, Inc. ..............................       3,612,228
     19,780      H&R Block, Inc. ............................................         795,156
     27,233      The Hartford Financial Services Group, Inc. ................       1,237,195
     50,138      Household International, Inc. ..............................       1,394,338
     26,313      Huntington Bancshares Inc. .................................         492,316
    219,551      J.P. Morgan Chase & Co. ....................................       5,269,224

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
FINANCE -- 19.8% (CONTINUED)
     16,240      Jefferson-Pilot Corp. ......................................    $    618,906
     31,941      John Hancock Financial Services, Inc. ......................         891,154
     46,923      KeyCorp.....................................................       1,179,644
     26,870      Lehman Brothers Holdings Inc. ..............................       1,431,902
     20,322      Lincoln National Corp. .....................................         641,769
     58,970      Marsh & McLennan Cos., Inc. ................................       2,725,004
     23,275      Marshall & Ilsley Corp. ....................................         637,269
     16,251      MBIA Inc. ..................................................         712,769
    140,819      MBNA Corp. .................................................       2,678,377
     47,764      Mellon Financial Corp. .....................................       1,247,118
     95,134      Merrill Lynch & Co., Inc. ..................................       3,610,335
     77,068      MetLife, Inc. ..............................................       2,083,919
     11,302      MGIC Investment Corp. ......................................         466,773
    120,634      Morgan Stanley..............................................       4,815,709
     67,136      National City Corp. ........................................       1,834,156
     17,895      North Fork Bancorp, Inc. ...................................         603,777
     24,302      Northern Trust Corp. .......................................         851,785
     31,215      PNC Financial Services Group................................       1,307,908
     38,136      Principal Financial Group, Inc. ............................       1,149,037
     24,012      The Progressive Corp. ......................................       1,191,716
     32,039      Providian Financial Corp.+..................................         207,933
     63,948      Prudential Financial, Inc. .................................       2,029,710
     24,228      Regions Financial Corp. ....................................         808,246
     14,988      SAFECO Corp. ...............................................         519,634
     17,067      SLM Corp. ..................................................       1,772,579
     38,165      SouthTrust Corp. ...........................................         948,400
     24,938      St. Paul Cos., Inc. ........................................         849,139
     35,569      State Street Corp. .........................................       1,387,191
     24,667      Stillwell Financial, Inc. ..................................         322,398
     31,417      SunTrust Banks, Inc. .......................................       1,788,256
     32,554      Synovus Financial Corp. ....................................         631,548
     13,455      T. Rowe Price Group Inc. ...................................         367,052
     13,000      Torchmark Corp. ............................................         474,890
    110,331      Travelers Property Casualty Corp., Class B Shares+..........       1,616,349
    210,684      U.S. Bancorp................................................       4,470,714
     21,864      Union Planters Corp. .......................................         615,253
     26,821      UnumProvident Corp. ........................................         470,440
    150,992      Wachovia Corp.++............................................       5,502,148
    106,502      Washington Mutual, Inc. ....................................       3,677,514
    186,953      Wells Fargo & Co. ..........................................       8,762,487
     14,917      XL Capital Ltd., Class A Shares.............................       1,152,338
     10,095      Zions Bancorp. .............................................         397,228
---------------------------------------------------------------------------------------------
                                                                                  180,842,856
---------------------------------------------------------------------------------------------
HEALTHCARE -- 13.9%
    172,035      Abbott Laboratories.........................................       6,881,400
     16,495      Aetna Inc. .................................................         678,274
     14,232      Allergan, Inc. .............................................         820,048
     11,674      AmerisourceBergen Corp. ....................................         634,015

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
HEALTHCARE -- 13.9% (CONTINUED)
    140,742      Amgen Inc.+.................................................    $  6,803,468
     15,502      Anthem, Inc.+...............................................         975,076
     23,319      Applera Corp. -- Applied Biosystems Group...................         409,015
      5,946      Bausch & Lomb Inc. .........................................         214,056
     66,348      Baxter International Inc. ..................................       1,857,744
     28,230      Becton, Dickinson and Co. ..................................         866,379
     16,324      Biogen, Inc.+...............................................         653,939
     29,033      Biomet, Inc. ...............................................         832,086
     44,792      Boston Scientific Corp.+....................................       1,904,556
    213,022      Bristol-Myers Squibb Co. ...................................       4,931,459
      5,640      C.R. Bard, Inc. ............................................         327,120
     49,691      Cardinal Health, Inc. ......................................       2,941,210
     20,893      Chiron Corp.+...............................................         785,577
    123,701      Eli Lilly and Co. ..........................................       7,855,013
     19,763      Forest Laboratories, Inc.+..................................       1,941,122
     23,522      Genzyme Corp.+..............................................         695,546
     33,555      Guidant Corp.+..............................................       1,035,172
     57,157      HCA Inc. ...................................................       2,372,015
     26,083      Health Management Associates, Inc., Class A Shares..........         466,886
     43,858      HEALTHSOUTH Corp.+..........................................         184,204
     18,499      Humana Inc.+................................................         184,990
     31,353      IMS Health Inc. ............................................         501,648
    327,458      Johnson & Johnson...........................................      17,587,769
     26,753      King Pharmaceuticals, Inc.+.................................         459,884
     10,693      Manor Care Inc.+............................................         198,997
     32,030      McKesson Corp. .............................................         865,771
     27,569      MedImmune, Inc.+............................................         749,050
    133,453      Medtronic, Inc. ............................................       6,085,457
    247,583      Merck & Co. Inc. ...........................................      14,015,674
    681,352      Pfizer Inc. ................................................      20,828,931
     10,808      Quest Diagnostics Inc.+.....................................         614,975
     12,842      Quintiles Transnational Corp.+..............................         155,388
    161,367      Schering-Plough Corp. ......................................       3,582,347
     19,450      St. Jude Medical, Inc.+.....................................         772,554
     21,687      Stryker Corp. ..............................................       1,455,631
     53,867      Tenet Healthcare Corp.+.....................................         883,419
     33,416      UnitedHealth Group Inc. ....................................       2,790,236
     14,385      Waters Corp.+...............................................         313,305
     11,705      Watson Pharmaceuticals, Inc.+...............................         330,900
     15,980      WellPoint Health Networks Inc.+.............................       1,137,137
    145,798      Wyeth.......................................................       5,452,845
     21,551      Zimmer Holdings, Inc.+......................................         894,798
---------------------------------------------------------------------------------------------
                                                                                  126,927,086
---------------------------------------------------------------------------------------------
INTEGRATED OILS -- 4.6%
      9,867      Amerada Hess Corp. .........................................         543,178
      7,673      Ashland Inc. ...............................................         218,911
    117,607      ChevronTexaco Corp. ........................................       7,818,513
     74,469      Conoco Inc. ................................................       3,603,555

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
INTEGRATED OILS -- 4.6% (CONTINUED)
    743,788      Exxon Mobil Corp. ..........................................    $ 25,987,953
     11,024      Kerr-Mcgee Corp. ...........................................         488,363
     33,916      Marathon Oil Corp. .........................................         722,072
     41,322      Occidental Petroleum Corp. .................................       1,175,611
      8,424      Sunoco, Inc. ...............................................         279,508
     28,232      Unocal Corp. ...............................................         863,335
---------------------------------------------------------------------------------------------
                                                                                   41,700,999
---------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 3.7%
     25,097      Air Products and Chemicals, Inc. ...........................       1,072,897
     92,914      Alcoa Inc. .................................................       2,116,581
      8,894      Allegheny Technologies, Inc. ...............................          55,410
     12,132      Avery Dennison Corp. .......................................         741,023
      6,248      Ball Corp. .................................................         319,835
      5,745      Bemis Co., Inc. ............................................         285,124
      8,834      The Black & Decker Corp. ...................................         378,890
      6,491      Boise Cascade Corp. ........................................         163,703
    100,308      The Dow Chemical Co. .......................................       2,979,148
    109,352      E.I. Du Pont de Nemours & Co. ..............................       4,636,525
      8,452      Eastman Chemical Co. .......................................         310,780
     14,285      Ecolab Inc. ................................................         707,107
     14,017      Engelhard Corp. ............................................         313,280
     16,122      Freeport-McMoRan Copper & Gold, Inc., Class B Shares+.......         270,527
     25,207      Georgia-Pacific Corp. ......................................         407,345
      5,410      Great Lakes Chemical Corp. .................................         129,191
     11,660      Hercules Inc.+..............................................         102,608
     53,002      International Paper Co. ....................................       1,853,480
     11,919      Louisiana-Pacific Corp.+....................................          96,067
     54,507      Masco Corp. ................................................       1,147,372
     21,990      MeadWestvaco Corp. .........................................         543,373
     44,025      Newmont Mining Corp. .......................................       1,278,046
      8,636      Nucor Corp. ................................................         356,667
    141,988      Pharmacia Corp. ............................................       5,935,098
      9,828      Phelps Dodge Corp.+.........................................         311,056
     20,453      Plum Creek Timber Co., Inc. ................................         482,691
     18,571      PPG Industries, Inc. .......................................         931,336
     17,842      Praxair, Inc. ..............................................       1,030,732
     24,297      Rohm and Haas Co. ..........................................         789,167
      9,122      Sealed Air Corp.+...........................................         340,251
     16,477      The Sherwin-Williams Co. ...................................         465,475
      8,003      Sigma-Aldrich Corp. ........................................         389,746
     20,299      Simon Property Group, Inc. .................................         691,587
      9,503      The Stanley Works...........................................         328,614
      5,954      Temple-Inland Inc. .........................................         266,799
     11,336      United States Steel Corp. ..................................         148,728
     11,067      Vulcan Materials Co. .......................................         415,013

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 3.7% (CONTINUED)
     24,088      Weyerhauser Co. ............................................    $  1,185,370
      9,232      Worthington Industries, Inc. ...............................         140,696
---------------------------------------------------------------------------------------------
                                                                                   34,117,338
---------------------------------------------------------------------------------------------
OTHER ENERGY -- 1.3%
     27,336      Anadarko Petroleum Corp. ...................................       1,309,394
     15,859      Apache Corp. ...............................................         903,804
     37,269      Baker Hughes Inc. ..........................................       1,199,689
     17,224      BJ Services Co.+............................................         556,507
     22,147      Burlington Resources Inc. ..................................         944,570
     33,976      CenterPoint Energy, Inc. ...................................         288,796
     17,194      Devon Energy Corp. .........................................         789,205
     12,693      EOG Resources, Inc. ........................................         506,705
     48,156      Halliburton Co. ............................................         900,999
      7,841      McDermott International, Inc.+..............................          34,344
     15,973      Nabors Industries, Ltd.+....................................         563,368
     14,807      Noble Corp.+................................................         520,466
     10,498      Rowan Cos., Inc. ...........................................         238,305
     63,565      Schlumberger Ltd. ..........................................       2,675,451
     35,138      Transocean Inc. ............................................         815,202
---------------------------------------------------------------------------------------------
                                                                                   12,246,805
---------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 7.8%
     42,952      3M Co. .....................................................       5,295,982
     21,217      Allied Waste Industries, Inc.+..............................         212,170
     21,346      American Power Conversion Corp.+............................         323,392
      7,969      American Standard Cos. Inc.+................................         566,915
     92,415      The Boeing Co. .............................................       3,048,771
     37,933      Caterpillar Inc. ...........................................       1,734,297
      6,684      Centex Corp. ...............................................         335,537
     10,306      Cooper Industries, Ltd., Class A Shares.....................         375,654
    127,191      Corning, Inc.+..............................................         421,002
      6,357      Crane Co. ..................................................         126,695
     16,710      Danaher Corp. ..............................................       1,097,847
     26,291      Deere & Co. ................................................       1,205,442
     22,176      Dover Corp. ................................................         646,652
     46,345      Emerson Electric Co. .......................................       2,356,643
      8,853      Fluor Corp. ................................................         247,884
     22,251      General Dynamics Corp. .....................................       1,766,062
  1,095,001      General Electric Co. .......................................      26,663,274
     11,155      Goodrich Corp. .............................................         204,360
     90,336      Honeywell International Inc. ...............................       2,168,064
     33,713      Illinois Tool Works Inc. ...................................       2,186,625
     18,649      Ingersoll-Rand Co., Class A Shares..........................         803,026
      5,581      KB HOME.....................................................         239,146
     50,076      Lockheed Martin Corp. ......................................       2,891,889
      5,292      Millipore Corp.+............................................         179,928
     21,392      Molex Inc. .................................................         492,872
     20,056      Northrop Grumman Corp. .....................................       1,945,432

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 7.8% (CONTINUED)
     13,510      Pall Corp. .................................................    $    225,347
     12,955      Parker-Hannifin Corp. ......................................         597,614
     13,473      PerkinElmer, Inc. ..........................................         111,152
      8,337      Power-One, Inc.+............................................          47,271
      6,810      Pulte Homes, Inc. ..........................................         325,995
     44,436      Raytheon Co. ...............................................       1,366,407
     20,490      Rockwell Automation, Inc. ..................................         424,348
     19,994      Rockwell Collins, Inc. .....................................         465,060
     15,185      Textron, Inc. ..............................................         652,803
     18,426      Thermo Electron Corp.+......................................         370,731
      6,248      Thomas & Betts Corp.+.......................................         105,591
    219,641      Tyco International Ltd. ....................................       3,751,468
     51,955      United Technologies Corp. ..................................       3,218,093
     10,324      W.W. Grainger, Inc. ........................................         532,202
     67,341      Waste Management, Inc. .....................................       1,543,456
---------------------------------------------------------------------------------------------
                                                                                   71,273,099
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.7%
     89,428      ADC Telecommunications, Inc.+...............................         186,904
     26,388      Adobe Systems Inc. .........................................         654,449
     37,083      Advanced Micro Devices, Inc.+...............................         239,556
     50,973      Agilent Technologies, Inc.+.................................         915,475
     41,785      Altera Corp.+...............................................         515,209
     40,104      Analog Devices, Inc.+.......................................         957,282
     10,551      Andrew Corp.+...............................................         108,464
     39,457      Apple Computer, Inc.+.......................................         565,419
    180,814      Applied Materials, Inc.+....................................       2,356,006
     32,856      Applied Micro Circuits Corp.+...............................         121,239
     12,475      Autodesk, Inc. .............................................         178,392
     68,255      Automatic Data Processing, Inc. ............................       2,679,009
     38,592      Avaya Inc.+.................................................          94,550
     26,353      BMC Software, Inc.+.........................................         450,900
     29,960      Broadcom Corp., Class A Shares+.............................         451,198
     46,947      CIENA Corp.+................................................         241,308
    805,539      Cisco Systems, Inc.+........................................      10,552,561
     19,570      Citrix Systems, Inc.+.......................................         241,102
     63,373      Computer Associates International, Inc. ....................         855,535
     18,832      Computer Sciences Corp.+....................................         648,762
     40,826      Compuware Corp.+............................................         195,965
     20,904      Comverse Technology, Inc.+..................................         209,458
    285,467      Dell Computer Corp.+........................................       7,633,388
     15,320      Electronic Arts Inc.+.......................................         762,476
     52,673      Electronic Data Systems Corp. ..............................         970,763
    242,373      EMC Corp.+..................................................       1,488,170
     83,235      First Data Corp. ...........................................       2,947,351
     21,119      Fiserv, Inc.+...............................................         716,990
     36,895      Gateway, Inc.+..............................................         115,850
    335,723      Hewlett-Packard Co. ........................................       5,828,151
    733,719      Intel Corp. ................................................      11,424,005

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.7% (CONTINUED)
    186,503      International Business Machines Corp. ......................    $ 14,453,982
     23,332      Intuit Inc.+................................................       1,094,737
     21,789      Jabil Circuit, Inc.+........................................         390,459
    150,731      JDS Uniphase Corp.+.........................................         372,306
     20,812      KLA-Tencor Corp.+...........................................         736,120
     13,873      Lexmark International, Inc.+................................         839,316
     34,841      Linear Technology Corp. ....................................         896,111
     40,479      LSI Logic Corp.+............................................         233,564
    380,872      Lucent Technologies Inc.+...................................         479,899
     35,599      Maxim Integrated Products, Inc. ............................       1,176,191
      9,235      Mercury Interactive Corp.+..................................         273,818
     66,555      Micron Technology, Inc.+....................................         648,246
    596,065      Microsoft Corp.+............................................      30,816,560
     28,766      Monsanto Co. ...............................................         553,746
    253,356      Motorola, Inc. .............................................       2,191,529
     19,973      National Semiconductor Corp.+...............................         299,795
     10,692      NCR Corp.+..................................................         253,828
     36,830      Network Appliance, Inc.+....................................         368,300
     39,122      Novell, Inc.+...............................................         130,667
     15,860      Novellus Systems, Inc.+.....................................         445,349
     17,046      NVIDIA Corp.+...............................................         196,199
    597,709      Oracle Corp.+...............................................       6,455,257
     30,386      Parametric Technology Corp.+................................          76,573
     34,286      PeopleSoft, Inc.+...........................................         627,434
     26,368      Pitney Bowes Inc. ..........................................         861,179
     18,036      PMC-Sierra, Inc.+...........................................         100,280
     10,233      QLogic Corp.+...............................................         353,141
     85,441      QUALCOMM Inc.+..............................................       3,109,198
     20,849      Rational Software Corp.+....................................         216,621
     57,234      Sanmina-SCI Corp.+..........................................         256,981
     16,992      Scientific-Atlanta, Inc. ...................................         201,525
     52,524      Siebel Systems, Inc.+.......................................         392,880
     91,543      Solectron Corp.+............................................         324,978
    356,397      Sun Microsystems, Inc.+.....................................       1,108,395
     31,179      SunGard Data Systems Inc.+..................................         734,577
     25,104      Symbol Technologies, Inc. ..................................         206,355
      9,740      Tektronix, Inc.+............................................         177,171
     45,331      Tellabs, Inc.+..............................................         329,556
     20,160      Teradyne, Inc.+.............................................         262,282
    190,901      Texas Instruments, Inc. ....................................       2,865,424
     35,545      Unisys Corp.+...............................................         351,896
     45,318      VERITAS Software Corp.+.....................................         707,867
     79,973      Xerox Corp.+................................................         643,783
     37,272      Xilinx, Inc.+...............................................         767,803
     66,322      Yahoo! Inc.+................................................       1,084,365
---------------------------------------------------------------------------------------------
                                                                                  134,372,130
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
UTILITIES -- 6.8%
     61,605      The AES Corp.+..............................................    $    186,047
     13,287      Allegheny Energy, Inc. .....................................         100,450
     34,300      ALLTEL Corp. ...............................................       1,749,300
     15,921      Ameren Corp. ...............................................         661,836
     37,459      American Electric Power Co., Inc. ..........................       1,023,754
     84,707      AT&T Corp. .................................................       2,211,700
    298,487      AT&T Wireless Services Inc.+................................       1,686,452
    205,988      BellSouth Corp. ............................................       5,328,910
     41,369      Calpine Corp.+..............................................         134,863
     15,637      CenturyTel, Inc. ...........................................         459,415
     18,509      Cinergy Corp. ..............................................         624,123
     30,975      Citizen Communications Co. .................................         326,786
     15,698      CMS Energy Corp. ...........................................         148,189
     23,347      Consolidated Edison, Inc. ..................................         999,719
     18,078      Constellation Energy Group, Inc. ...........................         502,930
     33,518      Dominion Resources, Inc. ...................................       1,840,138
     18,353      DTE Energy Co. .............................................         851,579
     97,457      Duke Energy Corp. ..........................................       1,904,310
     40,544      Dynegy Inc., Class A Shares.................................          47,842
     35,785      Edison International+.......................................         424,052
     64,476      El Paso Corp. ..............................................         448,753
     24,751      Entergy Corp. ..............................................       1,128,398
     35,437      Exelon Corp. ...............................................       1,870,010
     32,673      First Energy Corp. .........................................       1,077,229
     20,038      FPL Group, Inc. ............................................       1,204,885
     15,513      KeySpan Corp. ..............................................         546,678
     13,300      Kinder Morgan, Inc. ........................................         562,191
     44,241      Mirant Corp.+...............................................          83,615
    100,429      Nextel Communications, Inc., Class A Shares+................       1,159,955
      4,881      Nicor Inc. .................................................         166,100
     26,817      NiSource Inc. ..............................................         536,340
      3,806      Peoples Energy Corp. .......................................         147,102
     43,124      PG&E Corp.+.................................................         599,424
     10,246      Pinnacle West Capital Corp. ................................         349,286
     17,927      PPL Corp. ..................................................         621,708
     26,036      Progress Energy, Inc. ......................................       1,128,661
     24,419      Public Service Enterprise Group Inc. .......................         783,850
    184,019      Qwest Communications International Inc.+....................         920,095
    365,954      SBC Communications Inc. ....................................       9,921,013
     22,658      Sempra Energy...............................................         535,862
     77,926      Southern Co. ...............................................       2,212,319
     98,586      Sprint Corp. ...............................................       1,427,525
    110,051      Sprint Corp. (PCS Group)+...................................         482,023
     19,376      TECO Energy, Inc. ..........................................         299,747
     34,847      TXU Corp. ..................................................         650,942
    300,209      Verizon Communications Inc. ................................      11,633,099

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
UTILITIES -- 6.8% (CONTINUED)
     56,640      The Williams Cos., Inc. ....................................    $    152,928
     43,856      Xcel Energy, Inc. ..........................................         482,416
---------------------------------------------------------------------------------------------
                                                                                   62,344,549
---------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $1,210,187,162).................     894,672,560
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
---------------------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.2%
$ 2,000,000      U.S. Treasury Bill due 3/13/03 (b) (Cost -- $1,994,009).....       1,995,606
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
 17,855,000      Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
                   maturity -- $17,856,042; (Fully collateralized by Federal
                   Farm Credit Bank, Federal Home Loan Bank, Federal Home
                   Loan Mortgage Corp., Federal National Mortgage Association
                   and Student Loan Mortgage Association Notes and Bonds,
                   0.000% to 7.450% due 8/15/03 to 11/15/17; Market
                   value -- $18,212,105) (Cost -- $17,855,000)...............      17,855,000
---------------------------------------------------------------------------------------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost -- $19,849,009)..........      19,850,606
---------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $1,230,036,171*).........    $914,523,166
---------------------------------------------------------------------------------------------

 +  Non-income producing security.
 ++ All or a portion of this security has been segregated for futures contracts commitments.
(a) Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
(b) Security is segregated as collateral for futures contracts.
 *  Aggregate cost for Federal income tax purposes is $1,230,821,569.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 99.4%
---------------------------------------------------------------------------------------
BASIC MATERIALS -- 2.7%
  1,400      Alcan Inc. .................................................    $   41,328
  4,000      Alcoa, Inc. ................................................        91,120
  1,100      Barrick Gold Corp. .........................................        16,951
  3,000      PolyOne Corp. ..............................................        11,760
1,500..      Smurfit-Stone Container Corp. (a)...........................        23,086
---------------------------------------------------------------------------------------
                                                                                184,245
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.5%
  1,100      The Boeing Co. .............................................        36,289
    900      Cummins Inc. ...............................................        25,317
    600      Danaher Corp. ..............................................        39,420
  1,300      Deere & Co. ................................................        59,605
    200      General Dynamics Corp. .....................................        15,874
  4,600      General Electric Co. .......................................       112,010
    300      Lockheed Martin Corp. ......................................        17,325
    950      PACCAR Inc. ................................................        43,823
  1,200      SPX Corp. ..................................................        44,940
  3,600      Tyco International Ltd. ....................................        61,488
    800      United Technologies Corp. ..................................        49,552
---------------------------------------------------------------------------------------
                                                                                505,643
---------------------------------------------------------------------------------------
COMMUNICATIONS -- 4.2%
    560      AT&T Corp. .................................................        14,622
14,666..     AT&T Wireless Services Inc. (a).............................        82,863
2,300..      UnitedGlobalCom, Inc. (a)...................................         5,520
  4,600      Verizon Communications Inc. ................................       178,250
---------------------------------------------------------------------------------------
                                                                                281,255
---------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 9.9%
1,000..      Best Buy Co., Inc. (a)......................................        24,150
1,800..      Circuit City Stores -- Circuit City Group...................        13,356
4,900..      Costco Wholesale Corp. (a)..................................       137,494
  1,500      Ecolab, Inc. ...............................................        74,250
3,600..      Federated Department Stores, Inc. (a).......................       103,536
    400      First Data Corp. ...........................................        14,164
  3,500      The Home Depot, Inc. .......................................        83,860
2,800..      MGM MIRAGE (a)..............................................        92,316
1,400..      Navistar International Corp. (a)............................        34,034
  2,700      Paychex, Inc. ..............................................        75,330
    500      Target Corp. ...............................................        14,806
---------------------------------------------------------------------------------------
                                                                                667,296
---------------------------------------------------------------------------------------
CONSUMER STAPLES -- 13.9%
    700      Avon Products, Inc. ........................................        37,709
             Comcast Corp.:
  1,391        Class A Shares (a)........................................        32,786
  1,500        Special Class A Shares (a)................................        33,885
  1,300      The Estee Lauder Cos., Inc., Class A Shares.................        34,320

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
CONSUMER STAPLES -- 13.9% (CONTINUED)
  1,700      General Mills, Inc. ........................................    $   79,815
  1,100      Kimberly-Clark Corp. .......................................        52,217
  1,500      Kraft Foods Inc., Class A Shares............................        58,395
  6,567      Liberty Media Corp., Class A Shares (a).....................        58,709
  8,200      News Corp. Ltd., Sponsored ADR..............................       185,730
  3,200      PepsiCo, Inc. ..............................................       135,104
  1,600      Philip Morris Cos. Inc. (b).................................        64,848
    400      The Procter & Gamble Co. ...................................        34,376
  4,000      Safeway Inc. (a)............................................        93,440
    600      Unilever N.V., NY Shares....................................        37,026
---------------------------------------------------------------------------------------
                                                                                938,360
---------------------------------------------------------------------------------------
ENERGY -- 6.3%
  6,400      Exxon Mobil Corp............................................       223,616
    800      Royal Dutch Petroleum Co., NY Shares........................        35,216
  1,600      Total Fina Elf SA, Sponsored ADR............................       114,400
  2,200      Transocean Inc. (a).........................................        51,040
---------------------------------------------------------------------------------------
                                                                                424,272
---------------------------------------------------------------------------------------
FINANCIAL -- 19.4%
    600      American Express Co. .......................................        21,210
  3,510      American International Group, Inc. .........................       203,054
  2,000      Bank of America Corp. ......................................       139,140
  4,900      The Bank of New York Co., Inc ..............................       117,404
  2,100      Bank One Corp. .............................................        76,755
     23      Berkshire Hathaway Inc., Class B Shares (a).................        55,729
  2,000      FleetBoston Financial Corp. ................................        48,600
  1,400      Freddie Mac.................................................        82,670
  1,100      The Goldman Sachs Group, Inc. ..............................        74,910
  1,200      The Hartford Financial Services Group, Inc. ................        54,516
  2,000      J.P. Morgan Chase & Co. ....................................        48,000
  1,000      Marsh & McLennan Cos., Inc. ................................        46,210
  1,900      Merrill Lynch & Co., Inc. ..................................        72,105
    900      Morgan Stanley..............................................        35,928
  1,500      Wachovia Corp. .............................................        54,660
    500      Washington Mutual, Inc. ....................................        17,265
  3,000      Wells Fargo & Co. ..........................................       140,610
    300      XL Capital Ltd., Class A Shares.............................        23,175
---------------------------------------------------------------------------------------
                                                                              1,311,941
---------------------------------------------------------------------------------------
HEALTHCARE -- 15.0%
  1,988      Amgen, Inc. (a).............................................        96,100
  2,100      Applera Corp. -- Applied Biosystems Group...................        36,834
  1,300      Cephalon, Inc. (a)..........................................        63,268
  1,100      Eli Lilly & Co. ............................................        69,850
  1,700      HCA Inc. ...................................................        70,550
    900      Johnson & Johnson...........................................        48,339
    700      Medimmune, Inc. (a).........................................        19,019
  1,300      Novartis AG, Sponsored ADR..................................        47,749

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
HEALTHCARE -- 15.0% (CONTINUED)
  5,500      Pfizer Inc. ................................................    $  168,135
  2,200      Pharmacia Corp. ............................................        91,960
  1,500      Schering-Plough Corp. ......................................        33,300
  1,000      St. Jude Medical, Inc. (a)..................................        39,720
  4,600      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........       177,606
  1,400      Wyeth.......................................................        52,360
---------------------------------------------------------------------------------------
                                                                              1,014,790
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
    400      CarrAmerica Realty Corp. ...................................        10,020
    700      iStar Financial Inc. .......................................        19,635
---------------------------------------------------------------------------------------
                                                                                 29,655
---------------------------------------------------------------------------------------
TECHNOLOGY -- 15.1%
 10,500      ADC Telecommunications, Inc. (a)............................        21,945
  2,800      BEA Systems, Inc. (a).......................................        32,116
  5,300      BMC Software Inc. (a).......................................        90,683
  1,700      Celestica Inc. (a)..........................................        23,970
  2,400      CIENA Corp. (a).............................................        12,336
  4,700      Cisco Systems, Inc. (a).....................................        61,570
  5,000      Comverse Technology, Inc. (a)...............................        50,100
  4,000      Dell Computer Corp. (a).....................................       106,960
  2,700      EMC Corp. (a)...............................................        16,578
  3,700      Intel Corp. ................................................        57,609
    700      Linear Technology Corp. ....................................        18,004
  5,100      Microsoft Corp. (a).........................................       263,670
  7,000      Nokia Oyj, Sponsored ADR....................................       108,500
  4,700      Oracle Corp. (a)............................................        50,760
  2,100      STMicroelectronics N.V., NY Shares..........................        40,971
 13,300      Sun Microsystems, Inc. (a)..................................        41,363
  1,100      Teradyne Inc. (a)...........................................        14,311
    600      VERITAS Software Corp. (a)..................................         9,372
---------------------------------------------------------------------------------------
                                                                              1,020,818
---------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
  1,700      Canadian National Railway Co. ..............................        70,652
---------------------------------------------------------------------------------------
UTILITIES -- 3.9%
  1,700      Consolidated Edison Inc. ...................................        72,794
  1,100      Exelon Corp. ...............................................        58,047
    900      Progress Energy, Inc. ......................................        39,015
  3,300      The Southern Co. ...........................................        93,687
---------------------------------------------------------------------------------------
                                                                                263,543
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $7,366,370).....................     6,712,470
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 FACE
AMOUNT       RATING(C)                                SECURITY                                VALUE
------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.6%
------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.1%
$15,000        Ca*          NTL Communications Corp./NTL Inc., Sr. Notes, 6.750% due        $    2,025
                            5/15/08 (d).................................................
 32,000        C*           NTL (Delaware), Inc., Sub. Notes, 5.750% due 12/15/09 (d)...         5,600
------------------------------------------------------------------------------------------------------
                                                                                                 7,625
------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
 35,000        B+           Teradyne, Inc., Sr. Notes, 3.750% due 10/15/06 (e)..........        31,544
------------------------------------------------------------------------------------------------------
                                                                                                39,169
                            TOTAL CONVERTIBLE BONDS (Cost -- $64,742)...................
------------------------------------------------------------------------------------------------------
                                                                                            $6,751,639
                            TOTAL INVESTMENTS -- 100% (Cost -- $7,431,112**)............
------------------------------------------------------------------------------------------------------

(a)   Non-income producing security.
(b) Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
(c) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(d)   Security is currently in default.
(e) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 ** Aggregate cost for Federal income tax purposes is $7,568,348.

      Abbreviation used in this schedule:
      ------------------------------------------------------------
      ADR -- American Depository Receipt.

      See page 61 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 99.4%
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 15.6%
   6,100      Amgen Inc.+.................................................    $  294,874
   8,275      Chiron Corp.+...............................................       311,140
   2,150      Genentech, Inc.+............................................        71,294
              Genzyme Corp:
   4,848        Biosurgery Division+......................................        12,362
   3,610        General Division+.........................................       106,748
   7,228      ImClone Systems Inc.+.......................................        76,769
   8,200      Isis Pharmaceuticals, Inc.+.................................        54,038
   4,860      Nanogen, Inc.+..............................................         7,533
----------------------------------------------------------------------------------------
                                                                                 934,758
----------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 14.7%
  10,400      AOL Time Warner Inc.+.......................................       136,240
   6,520      Cablevision Systems New York Group, Class A Shares+.........       109,145
              Comcast Corp.:
   1,617        Class A Shares+...........................................        38,113
   7,525        Class A Special Shares+...................................       169,990
  19,200      Liberty Media Corp., Class A Shares+........................       171,648
   5,153      Viacom Inc., Class B Shares+................................       210,036
   5,600      World Wrestling Entertainment, Inc.+........................        45,080
----------------------------------------------------------------------------------------
                                                                                 880,252
----------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 4.7%
  38,912      Maxtor Corp.+...............................................       196,895
  31,500      Quantum Corp. -- DLT & Storage Systems+.....................        84,105
----------------------------------------------------------------------------------------
                                                                                 281,000
----------------------------------------------------------------------------------------
COMPUTER SOFTWARE/INTERNET -- 1.6%
   1,900      Microsoft Corp.+............................................        98,230
----------------------------------------------------------------------------------------
DIVERSIFIED TECHNOLOGY -- 2.4%
   3,500      Drexler Technology Corp.+...................................        44,100
   5,750      Excel Technology, Inc.+.....................................       102,868
----------------------------------------------------------------------------------------
                                                                                 146,968
----------------------------------------------------------------------------------------
DRUG DELIVERY/TESTING -- 0.7%
   6,420      Alkermes, Inc.+.............................................        40,253
----------------------------------------------------------------------------------------
ELECTRONIC - MILITARY -- 4.4%
   5,850      L-3 Communications Holdings, Inc.+..........................       262,723
----------------------------------------------------------------------------------------
ENERGY -- 8.3%
   7,600      Core Laboratories N.V.+.....................................        86,260
  13,250      Grant Prideco, Inc.+........................................       154,230
   6,450      Weatherford International Ltd.+.............................       257,548
----------------------------------------------------------------------------------------
                                                                                 498,038
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 11.3%
   5,050      Lehman Brothers Holdings Inc. ..............................    $  269,115
   2,250      Merrill Lynch & Co., Inc. ..................................        85,388
  17,850      Roslyn Bancorp, Inc. .......................................       321,835
----------------------------------------------------------------------------------------
                                                                                 676,338
----------------------------------------------------------------------------------------
HEALTHCARE - MISCELLANEOUS -- 2.1%
   2,300      Johnson & Johnson...........................................       123,533
----------------------------------------------------------------------------------------
MANAGED HEALTHCARE PROVIDERS -- 3.8%
   2,730      UnitedHealth Group Inc. ....................................       227,955
----------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 3.7%
  13,134      Tyco International Ltd. ....................................       224,329
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 17.2%
   3,340      Forest Laboratories, Inc.+..................................       328,055
   7,150      IDEC Pharmaceuticals Corp.+.................................       237,165
   4,146      Millennium Pharmaceuticals, Inc.+...........................        32,919
   1,500      Pfizer Inc. ................................................        45,855
  17,900      SICOR Inc.+.................................................       283,715
   6,410      Vertex Pharmaceuticals Inc.+................................       101,598
----------------------------------------------------------------------------------------
                                                                               1,029,307
----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.7%
   6,500      Cirrus Logic, Inc.+.........................................        18,720
   9,425      Intel Corp. ................................................       146,747
   7,555      Micron Technology, Inc.+....................................        73,586
   5,400      Standard Microsystems Corp.+................................       105,137
----------------------------------------------------------------------------------------
                                                                                 344,190
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
   1,000      AT&T Corp. .................................................        26,110
   1,930      AT&T Wireless Services Inc.+................................        10,905
  14,700      C-COR.net Corp.+............................................        48,804
   7,000      Nokia Oyj, Sponsored ADR....................................       108,500
----------------------------------------------------------------------------------------
                                                                                 194,319
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $9,902,471).....................     5,962,193
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

  FACE
 AMOUNT                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
$ 35,000      Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
                maturity -- $35,002; (Fully collateralized by Federal Farm
                Credit Bank, Federal Home Loan Bank, Federal Home Loan
                Mortgage Corp., Federal National Mortgage Association and
                Student Loan Mortgage Association Notes and Bonds, 0.000%
                to 7.450% due 8/15/03 to 11/15/17; Market value --
                $35,700) (Cost -- $35,000)................................    $   35,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $9,937,471*).............    $5,997,193
----------------------------------------------------------------------------------------

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is
     $9,941,226.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
------------------------------------------------------------------------------------------------
CANADA -- 1.1%
         3,700          Patheon, Inc. ..............................................  $   37,944
------------------------------------------------------------------------------------------------
DENMARK -- 1.2%
         1,400          Novo Nordisk A/S, Class B Shares............................      40,414
------------------------------------------------------------------------------------------------
FINLAND -- 4.7%
        10,000          Nokia Oyj...................................................     154,897
------------------------------------------------------------------------------------------------
FRANCE -- 4.8%
           650          Aventis S.A. ...............................................      35,310
         5,000          Axa.........................................................      67,064
           800          Total Fina Elf S.A., Sponsored ADR..........................      57,200
------------------------------------------------------------------------------------------------
                                                                                         159,574
------------------------------------------------------------------------------------------------
HONG KONG -- 5.7%
        30,000          Hutchison Whampoa Ltd. .....................................     187,727
------------------------------------------------------------------------------------------------
IRELAND -- 11.2%
        17,000          Bank of Ireland.............................................     174,535
         2,500          CRH PLC.....................................................      30,806
        22,000          Irish Continental Group PLC.................................     164,268
------------------------------------------------------------------------------------------------
                                                                                         369,609
------------------------------------------------------------------------------------------------
ITALY -- 1.0%
         5,000          Saipem S.p.A. ..............................................      33,401
------------------------------------------------------------------------------------------------
JAPAN -- 18.6%
         2,000          Canon Inc. .................................................      75,278
         5,000          Dowa Mining Co., Ltd. ......................................      21,051
             5          East Japan Railway Co. .....................................      24,798
         2,000          ITO-YOKADO CO., LTD. .......................................      58,942
           600          MABUCHI MOTOR CO., LTD. ....................................      55,170
         2,000          SONY CORP. .................................................      83,530
         1,000          Takeda Chemical Industries, Ltd. ...........................      41,765
        14,000          Terumo Corp. ...............................................     193,567
         2,000          Yamanouchi Pharmaceutical Co., Ltd. ........................      57,932
------------------------------------------------------------------------------------------------
                                                                                         612,033
------------------------------------------------------------------------------------------------
MEXICO -- 4.9%
        84,000          Wal-Mart de Mexico S.A. de CV...............................     162,599
------------------------------------------------------------------------------------------------
NETHERLANDS -- 3.3%
           400          IHC Caland N.V. ............................................      21,100
         2,000          Royal Dutch Petroleum Co. ..................................      87,986
------------------------------------------------------------------------------------------------
                                                                                         109,086
------------------------------------------------------------------------------------------------
NORWAY -- 3.0%
        15,000          Tomra Systems ASA...........................................      97,550
------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
SINGAPORE -- 7.7%
         6,000          DBS Group Holdings Ltd. ....................................  $   38,048
        13,000          Singapore Press Holdings Ltd. ..............................     136,396
        10,000          Venture Manufacturing Ltd. .................................      80,131
------------------------------------------------------------------------------------------------
                                                                                         254,575
------------------------------------------------------------------------------------------------
SPAIN -- 2.9%
        14,000          Indra Sistemas S.A. ........................................      95,138
------------------------------------------------------------------------------------------------
SWEDEN -- 1.6%
         2,000          Assa Abloy AB, Class B Shares...............................      22,889
         2,500          Securitas AB, Class B Shares................................      29,906
------------------------------------------------------------------------------------------------
                                                                                          52,795
------------------------------------------------------------------------------------------------
SWITZERLAND -- 7.8%
         6,000          Mettler-Toledo International Inc.+..........................     192,360
           300          Nestle SA...................................................      63,553
------------------------------------------------------------------------------------------------
                                                                                         255,913
------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 16.0%
         2,800          BOC Group PLC...............................................      40,019
         7,800          BP PLC......................................................      53,606
        30,000          Capita Group PLC............................................     119,505
         2,000          GlaxoSmithKline PLC.........................................      38,370
           800          HSBC Holdings PLC, Sponsored ADR............................      43,984
         4,500          Lloyds TSB Group PLC........................................      32,303
         9,600          Misys PLC...................................................      27,194
        70,222          Serco Group PLC.............................................     173,071
------------------------------------------------------------------------------------------------
                                                                                         528,052
------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $2,807,489).....................   3,151,307
------------------------------------------------------------------------------------------------
                                              FACE
                                             AMOUNSECURITY                              VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
      $147,000          Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
                        maturity -- $147,009   (Fully collateralized by Federal Farm
                        Credit Bank, Federal Home Loan Bank, Freddie Mac,   Fannie
                        Mae and Sallie Mae Notes, Bonds and Debentures, 0.000% to
                        7.450% due 8/15/03   to 11/15/17; Market value -- $149,940)
                        (Cost -- $147,000)..........................................     147,000
------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $2,954,489*).............  $3,298,307
------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET           INCOME
                                                                     FUND          PORTFOLIO
----------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $1,608,541      $ 72,900,199
  Short-term investments, at cost...........................              --        10,391,000
  Foreign currency, at cost.................................              --           110,442
----------------------------------------------------------------------------------------------
  Investments, at value.....................................      $1,608,541      $ 73,761,994
  Short-term investments, at value..........................              --        10,391,000
  Foreign currency, at value................................              --           113,801
  Cash......................................................          27,392           231,850
  Receivable from manager...................................           3,228                --
  Dividends and interest receivable.........................             101         1,013,113
  Receivable for Fund shares sold...........................              --             8,584
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --             1,129
  Receivable from broker - variation margin.................              --                --
  Receivable for securities sold............................              --                --
----------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       1,639,262        85,521,471
----------------------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable.........................................             232                --
  Payable for securities purchased..........................              --         6,876,673
  Payable for Fund shares purchased.........................              --           268,618
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --           249,682
  Investment advisory fees payable..........................              --            30,727
  Payable to broker - variation margin......................              --            14,063
  Administration fees payable...............................              --            13,657
  Distribution fees payable.................................              --                --
  Payable to bank...........................................              --                --
  Accrued expenses..........................................          25,833            58,627
----------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          26,065         7,512,047
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $1,613,197      $ 78,009,424
----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................      $    1,613      $      8,976
  Capital paid in excess of par value.......................       1,611,584        88,485,110
  Undistributed (overdistributed) net investment income.....              --            (8,870)
  Accumulated net investment loss...........................              --                --
  Accumulated net realized loss from security transactions
     and futures contracts..................................              --       (11,361,704)
  Net unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currencies...............              --           885,912
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $1,613,197      $ 78,009,424
----------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       1,613,197         8,976,422
  Class II Shares...........................................              --                --
----------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................           $1.00             $8.69
  Class II Shares...........................................              --                --
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

-----------------------------------------------------------
                                          DECEMBER 31, 2002

      ALL CAP         EQUITY         GROWTH       EMERGING     INTERNATIONAL
       VALUE          INDEX         & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO         FUND          FUND           FUND
----------------------------------------------------------------------------
    $ 6,011,303   $1,210,187,162   $ 7,431,112   $ 9,902,471    $2,807,489
             --       19,849,009            --        35,000       147,000
             --               --            --            --             6
----------------------------------------------------------------------------
    $ 4,738,426   $  894,672,560   $ 6,751,639   $ 5,962,193    $3,151,307
             --       19,850,606            --        35,000       147,000
             --               --            --            --             6
         10,200              670            --           527           507
          7,860               --            --            --            --
          9,625        1,403,809         7,793            --        15,672
             --        1,108,484         3,375           353            --
             --               --            --            --            --
             --           28,203            --            --            --
             --               --       236,951            --            --
----------------------------------------------------------------------------
      4,766,111      917,064,332     6,999,758     5,998,073     3,314,492
----------------------------------------------------------------------------
             --               --            --            --            --
          3,527               --        35,583            --            --
          6,955           21,503         9,069         7,945         4,419
             --               --            --            --            --
          1,805          222,507         2,982         8,689         2,240
             --               --            --            --            --
            802           45,827         1,325         1,044           527
             --            7,077            --            --            --
             --               --       154,263            --            --
         18,867          106,393        19,700         5,378        25,686
----------------------------------------------------------------------------
         31,956          403,307       222,922        23,056        32,872
----------------------------------------------------------------------------
    $ 4,734,155   $  916,661,025   $ 6,776,836   $ 5,975,017    $3,281,620
----------------------------------------------------------------------------
    $     1,901   $       42,809   $     1,926   $       430    $      537
      7,160,808    1,276,637,612     8,573,930    11,054,791     2,948,846
         (1,716)         434,309        (1,573)           --            --
             --               --            --        (1,373)       (1,687)
     (1,153,961)     (44,823,366)   (1,117,974)   (1,138,553)      (11,085)
     (1,272,877)    (315,630,339)     (679,473)   (3,940,278)      345,009
----------------------------------------------------------------------------
    $ 4,734,155   $  916,661,025   $ 6,776,836   $ 5,975,017    $3,281,620
----------------------------------------------------------------------------
      1,900,671       38,804,572     1,925,832       430,244       537,302
             --        4,004,678            --            --            --
----------------------------------------------------------------------------
          $2.49           $21.41         $3.52        $13.89         $6.11
             --           $21.43            --            --            --
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                   DIVERSIFIED
                                                                    MONEY           STRATEGIC
                                                                    MARKET           INCOME
                                                                     FUND           PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $ 41,866        $5,248,990
  Dividends.................................................             --             9,703
  Less: Foreign withholding tax.............................             --                --
        Interest expense....................................             --            (4,545)
----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................         41,866         5,254,148
----------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................         21,949            31,156
  Custody...................................................         17,226            97,515
  Shareholder communications................................         14,786            18,750
  Investment advisory fees (Note 3).........................          7,137           353,906
  Administration fees (Note 3)..............................          4,758           157,292
  Shareholder and system servicing fees.....................          3,330             7,577
  Trustees' fees............................................          1,624             5,918
  Distribution fees (Note 3)................................             --                --
  License fees..............................................             --                --
  Other.....................................................            222             3,688
----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         71,032           675,802
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Note 3)..................        (41,691)               --
----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         29,341           675,802
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................         12,525         4,578,346
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................             --        (1,508,820)
     Futures contracts......................................             --             2,052
     Foreign currency transactions..........................             --        (1,657,020)
----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................             --        (3,163,788)
----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions..................................             --         2,386,351
     Foreign currency transactions..........................             --          (110,863)
----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --         2,275,488
----------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES................................................             --          (888,300)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........       $ 12,525        $3,690,046
----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Salomon Brothers Variable Money Market Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2002

      ALL CAP            EQUITY             GROWTH           EMERGING         INTERNATIONAL
       VALUE              INDEX            & INCOME           GROWTH             EQUITY
       FUND             PORTFOLIO            FUND              FUND               FUND
-------------------------------------------------------------------------------------------
    $    22,193       $     674,299       $     3,290       $     4,079        $     5,718
         69,552          14,785,007           120,665            23,961             75,169
           (367)            (36,413)           (1,670)             (337)            (9,739)
             --                  --                --                --                 --
-------------------------------------------------------------------------------------------
         91,378          15,422,893           122,285            27,703             71,148
-------------------------------------------------------------------------------------------
         34,919              29,922            27,190            22,483             28,972
         13,828              61,661            21,847             9,821             17,203
         23,882             113,434             9,224            16,696             13,374
         29,002           1,894,102            39,294            65,171             37,314
         12,890             570,452            17,464            17,379              8,780
            458              10,002                67               476              1,665
          2,819              21,783             2,237             1,838              2,510
             --             225,923                --                --                 --
             --             214,654                --                --                 --
          2,038              10,043             1,543             2,089              1,961
-------------------------------------------------------------------------------------------
        119,836           3,151,976           118,866           135,953            111,779
             --                  --                --                --                 --
-------------------------------------------------------------------------------------------
        119,836           3,151,976           118,866           135,953            111,779
-------------------------------------------------------------------------------------------
        (28,458)         12,270,917             3,419          (108,250)           (40,631)
-------------------------------------------------------------------------------------------
     (1,153,961)        (30,910,387)         (979,910)          249,125             91,747
             --          (2,935,954)               --                --                 --
             --                  --                --                --              1,084
-------------------------------------------------------------------------------------------
     (1,153,961)        (33,846,341)         (979,910)          249,125             92,831
-------------------------------------------------------------------------------------------
     (1,233,198)       (219,511,681)       (1,357,742)       (4,035,588)        (1,139,008)
             --                  --                --                --              1,665
-------------------------------------------------------------------------------------------
     (1,233,198)       (219,511,681)       (1,357,742)       (4,035,588)        (1,137,343)
-------------------------------------------------------------------------------------------
     (2,387,159)       (253,358,022)       (2,337,652)       (3,786,463)        (1,044,512)
-------------------------------------------------------------------------------------------
    $(2,415,617)      $(241,087,105)      $(2,334,233)      $(3,894,713)       $(1,085,143)
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                                 FUND         PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    12,525    $  4,578,346
  Net realized gain (loss)..................................           --      (3,163,788)
  Change in net unrealized appreciation (depreciation)......           --       2,275,488
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........       12,525       3,690,046
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................      (12,525)     (7,410,806)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (12,525)     (7,410,806)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 19):
  Net proceeds from sale of shares..........................    3,934,835      11,644,494
  Net asset value of shares issued for reinvestment of
     dividends..............................................       11,946       7,410,806
  Cost of shares reacquired.................................   (5,139,889)    (16,723,637)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,193,108)      2,331,663
-----------------------------------------------------------------------------------------
DECREASE IN NET ASSETS......................................   (1,193,108)     (1,389,097)
NET ASSETS:
  Beginning of year.........................................    2,806,305      79,398,521
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 1,613,197    $ 78,009,424
-----------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --         $(8,870)
-----------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                         --              --
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2002

      ALL CAP        EQUITY         GROWTH       EMERGING     INTERNATIONAL
       VALUE          INDEX        & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO        FUND          FUND           FUND
---------------------------------------------------------------------------
    $   (28,458)  $  12,270,917   $     3,419   $  (108,250)   $   (40,631)
     (1,153,961)    (33,846,341)     (979,910)      249,125         92,831
     (1,233,198)   (219,511,681)   (1,357,742)   (4,035,588)    (1,137,343)
---------------------------------------------------------------------------
     (2,415,617)   (241,087,105)   (2,334,233)   (3,894,713)    (1,085,143)
---------------------------------------------------------------------------
       (291,619)    (22,298,625)      (43,900)           --             --
     (1,932,654)             --      (431,895)   (1,418,185)      (550,874)
---------------------------------------------------------------------------
     (2,224,273)    (22,298,625)     (475,795)   (1,418,185)      (550,874)
---------------------------------------------------------------------------
      8,722,666     206,817,634       222,292       199,892         10,791
      2,224,273      22,298,625       475,795     1,418,185        550,874
    (10,248,835)    (42,622,765)   (2,197,892)   (3,075,541)    (1,197,539)
---------------------------------------------------------------------------
        698,104     186,493,494    (1,499,805)   (1,457,464)      (635,874)
---------------------------------------------------------------------------
     (3,941,786)    (76,892,236)   (4,309,833)   (6,770,362)    (2,271,891)
      8,675,941     993,553,261    11,086,669    12,745,379      5,553,511
---------------------------------------------------------------------------
    $ 4,734,155   $ 916,661,025   $ 6,776,836   $ 5,975,017    $ 3,281,620
---------------------------------------------------------------------------
        $(1,716)       $434,309       $(1,573)           --             --
---------------------------------------------------------------------------
             --              --            --       $(1,373)       $(1,687)
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                                 FUND         PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    80,995    $  5,262,640
  Net realized gain (loss)..................................           --      (4,194,058)
  Change in net unrealized appreciation (depreciation)......           --       1,180,687
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........       80,995       2,249,269
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................      (80,995)     (6,758,182)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (80,995)     (6,758,182)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 19):
  Net proceeds from sale of shares..........................    2,050,098      18,911,855
  Net asset value of shares issued for reinvestment of
     dividends..............................................       80,995       6,758,182
  Cost of shares reacquired.................................   (2,101,914)    (11,904,331)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................       29,179      13,765,706
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................       29,179       9,256,793
NET ASSETS:
  Beginning of year.........................................    2,777,126      70,141,728
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 2,806,305    $ 79,398,521
-----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     --      $4,033,999
-----------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                         --              --
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2001

      ALL CAP        EQUITY           GROWTH          EMERGING     INTERNATIONAL
       VALUE          INDEX          & INCOME          GROWTH         EQUITY
       FUND         PORTFOLIO          FUND             FUND           FUND
--------------------------------------------------------------------------------
    $   291,475   $  10,489,711    $     39,904     $   (143,853)   $   (16,214)
      1,932,654      (9,171,377)        306,497          176,028        439,457
     (4,194,655)   (116,237,378)     (2,402,713)      (1,024,348)    (3,500,675)
--------------------------------------------------------------------------------
     (1,970,526)   (114,919,044)     (2,056,312)        (992,173)    (3,077,432)
--------------------------------------------------------------------------------
       (471,892)     (8,370,214)       (207,290)              --             --
     (2,926,584)             --      (3,390,680)     (11,947,577)    (5,799,795)
--------------------------------------------------------------------------------
     (3,398,476)     (8,370,214)     (3,597,970)     (11,947,577)    (5,799,795)
--------------------------------------------------------------------------------
         46,966     244,945,442      11,058,958       13,461,974         37,771
      3,398,476       8,370,214       3,597,970       11,947,577      5,799,795
     (3,962,707)    (27,894,510)    (14,074,979)     (18,370,859)    (2,429,109)
--------------------------------------------------------------------------------
       (517,265)    225,421,146         581,949        7,038,692      3,408,457
--------------------------------------------------------------------------------
     (5,886,267)    102,131,888      (5,072,333)      (5,901,058)    (5,468,770)
     14,562,208     891,421,373      16,159,002       18,646,437     11,022,281
--------------------------------------------------------------------------------
    $ 8,675,941   $ 993,553,261    $ 11,086,669     $ 12,745,379    $ 5,553,511
--------------------------------------------------------------------------------
       $289,825     $10,481,464         $35,762               --             --
--------------------------------------------------------------------------------
             --              --              --          $(1,373)       $(1,522)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Salomon Brothers Variable Money Market Fund ("Money Market Fund"), formerly known as Money Market Portfolio, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund ("All Cap Value Fund"), Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund ("Growth & Income Fund"), Salomon Brothers Variable Emerging Growth Fund ("Emerging Growth Fund") and Salomon Brothers Variable International Equity Fund ("International Equity Fund") ("Portfolio(s)") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies, including affiliates of the investment manager. The Fund offers three other portfolios: Appreciation, Fundamental Value and Intermediate High Grade Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $28,536 was reclassified to paid-in capital for All Cap Value Fund. A portion of overdistributed net investment income amounting to $3,603 was reclassified to paid-in capital for Growth & Income Fund. A portion of accumulated net investment loss amounting to $108,250 and a portion of net realized gains amounting to $2 was reclassified to paid-in capital for Emerging Growth Fund. In addition, a portion of accumulated net investment loss amounting to $39,382 and a portion of net realized loss amounting to $27 was reclassified to paid-in capital for International Equity Fund. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     2.  DIVIDENDS

     The Money Market Fund declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Diversified Strategic Income Portfolio has entered into an investment advisory agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"). On October 17, 2001, the Board of Trustees approved the assignment of the investment advisory agreements of the Growth & Income Fund, Emerging Growth Fund and International Equity Fund from SBFM to its affiliate Salomon Brothers Asset Management Inc ("SBAM"). On July 26, 2002, SBFM assigned the investment advisory agreement of the Money Market Fund to its affiliate, SBAM. The Portfolios' investment objectives and policies remained the same, and the current portfolio managers are key members of the new portfolio management teams created by SBAM.

     On December 17, 2001, the shareholders of the All Cap Value Fund approved a new investment advisory agreement with SBAM. The Fund, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with the Travelers Investment Management Company ("TIMCO"). On June 24, 2002, shareholders of the Equity Index Portfolio approved a new investment advisory agreement with TIMCO. Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the year ended December 31, 2002, for the Money Market Fund, SBAM has waived all of its investment advisory fee amounting to $7,137.

     The respective advisers and the annual rates are as follows:

               PORTFOLIO                                 ADVISER                   RATE
---------------------------------------------------------------------------------------
Money Market Fund                        Salomon Brothers Asset Management Inc     0.30%
Diversified Strategic Income Portfolio   Smith Barney Fund Management LLC          0.45
All Cap Value Fund                       Salomon Brothers Asset Management Inc     0.45
Equity Index Portfolio                   Travelers Investment Management Company   0.25
Growth & Income Fund                     Salomon Brothers Asset Management Inc     0.45
Emerging Growth Fund                     Salomon Brothers Asset Management Inc     0.75
International Equity Fund                Salomon Brothers Asset Management Inc     0.85
---------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBFM calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with SBFM. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the year ended December 31, 2002, for the Money Market Fund, SBFM has waived all of its administration fee amounting to $4,758.

     In addition, SBFM has agreed to reimburse expenses in the amount of $29,796 on behalf of the Money Market Fund for the year ended December 31, 2002.

     Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended December 31, 2002, the Portfolios paid transfer agent fees totaling $14,846 to CTB.

     For the year ended December 31, 2002, the All Cap Value Fund, Growth & Income Fund and International Equity Fund paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $85, $22 and $99, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Fund, on behalf of the Equity Index Portfolio, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Portfolio's Class II shares. The Plan provides that the Fund, on behalf of the Portfolio, shall pay a fee up to 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 2002, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $114,332,768   $108,419,332
All Cap Value Fund..........................................     6,571,226      2,288,449
Equity Index Portfolio......................................   180,904,464     22,277,069
Growth & Income Fund........................................     4,004,332      5,998,335
Emerging Growth Fund........................................       355,415      3,333,563
International Equity Fund...................................     1,159,603      2,361,800
-----------------------------------------------------------------------------------------

     At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                                                            APPRECIATION
                        PORTFOLIO                           APPRECIATION   DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio....................  $ 3,028,484    $  (2,788,285)  $     240,199
All Cap Value Fund........................................      158,424       (1,445,164)     (1,286,740)
Equity Index Portfolio....................................   37,830,496     (354,128,899)   (316,298,403)
Growth & Income Fund......................................      569,987       (1,386,696)       (816,709)
Emerging Growth Fund......................................      965,847       (4,909,880)     (3,944,033)
International Equity Fund.................................      657,914         (314,096)        343,818
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2002, the Diversified Strategic Income Portfolio and Equity Index Portfolio had the following open futures contracts:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                # OF                      BASIS        MARKET      UNREALIZED
                                              CONTRACTS   EXPIRATION      VALUE         VALUE         GAIN
-------------------------------------------------------------------------------------------------------------
PURCHASED CONTRACTS:
U.S. Treasury Notes.........................      80         3/03      $ 8,841,808   $ 9,104,922   $ 263,114
-------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

                                                # OF                      BASIS        MARKET      UNREALIZED
                                              CONTRACTS   EXPIRATION      VALUE         VALUE         LOSS
-------------------------------------------------------------------------------------------------------------
PURCHASED CONTRACTS:
S&P 500 Index...............................      84         3/03      $18,574,234   $18,456,900   $(117,334)
-------------------------------------------------------------------------------------------------------------

     At December 31, 2002, the All Cap Value Fund, Growth & Income Fund, Emerging Growth Fund and International Equity Fund did not have any open futures contracts.

     6.  OPTION CONTRACTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund may from time to time enter into option contracts.

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases.

     During the year ended December 31, 2002, the Portfolios did not enter into any written call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income Portfolio, Emerging Growth Fund and International Equity Fund have the ability to enter into forward foreign currency contracts.

     A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

     At December 31, 2002, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
British Pound.........................................   1,120,000  $1,769,600       1/17/03      $ (30,854)
Canadian Dollar.......................................   1,150,000     728,632       1/17/03          1,129
Danish Krone..........................................  12,700,000   1,716,448       1/17/03        (74,899)
Euro..................................................   1,670,000   1,676,680       1/17/03        (73,372)
New Zealand Dollar....................................   1,040,000     514,800       1/17/03        (28,608)
Swedish Krona.........................................   9,020,000     994,287       1/17/03        (41,949)
------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency
  Contracts...........................................                                            $(248,553)
------------------------------------------------------------------------------------------------------------

     At December 31, 2002, the Emerging Growth Fund and International Equity Fund did not have any open forward foreign currency contracts.

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund and International Equity Fund may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2002, the Portfolios did not enter into any reverse repurchase agreements.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Fund invests at least 25% of its assets in short-term bank instruments. Because of its concentration policy, the Portfolio may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Growth & Income Fund, Emerging Growth Fund and International Equity Fund may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2002, Diversified Strategic Income Portfolio held TBA securities with a total cost of $6,532,967.

     At December 31, 2002, the All Cap Value Fund, Growth & Income Fund, Emerging Growth Fund and International Equity Fund did not hold any TBA securities.

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 2002, Diversified Strategic Income Portfolio had outstanding net contracts to repurchase mortgage-backed securities of $6,645,267 for a scheduled settlement on January 14, 2003.

     14.  SHORT SALES AGAINST THE BOX

     The All Cap Value Fund, Emerging Growth Fund and International Equity Fund each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2002, the Portfolios had no open short sales against the box.

     15.  LOAN PARTICIPATIONS

     The Diversified Strategic Income Portfolio invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity or a corporate borrower and one or more financial institutions. The Portfolio's investment in any such loan may be in the form of a participation in or an assignment of the loan.

     In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     At December 31, 2002, Diversified Strategic Income Portfolio held loan participations with a total cost of $441,191.

     16.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2002, the Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund and Emerging Growth Fund had, for Federal income tax purposes, approximately $11,030,000, $1,070,000, $43,933,000, $668,000 and $1,135,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset net realized capital gains, it is probable that the gains so offset will not be distributed. Expiration occurs on December 31 of the year indicated:

                       PORTFOLIO                             2007         2008         2009         2010
------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio..................  $1,725,000   $2,642,000   $4,544,000   $ 2,119,000
All Cap Value Fund......................................          --           --           --     1,070,000
Equity Index Portfolio..................................          --    1,322,000    8,706,000    33,905,000
Growth & Income Fund....................................          --           --           --       668,000
Emerging Growth Fund....................................          --           --           --     1,135,000
------------------------------------------------------------------------------------------------------------

     In addition, Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund and International Equity Fund had $44,148, $69,833, $216,992, $312,578 and $11,084, respectively, of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

     17.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                            UNDISTRIBUTED                      UNREALIZED
                                                              ORDINARY       ACCUMULATED      APPRECIATION
PORTFOLIO                                                      INCOME       CAPITAL LOSSES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Money Market Fund.........................................    $  1,201                 --               --
Diversified Strategic Income Portfolio....................     472,834       $(11,029,621)   $     174,855
All Cap Value Fund........................................          --         (1,070,265)      (1,286,740)
Equity Index Portfolio....................................     430,753        (43,933,321)    (316,298,403)
Growth & Income Fund......................................          --           (668,113)        (816,709)
Emerging Growth Fund......................................          --         (1,134,798)      (3,944,033)
International Equity Fund.................................          --                 --          345,009
===========================================================================================================

     The differences between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale and other loss deferrals.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                               ORDINARY       LONG TERM
PORTFOLIO                                                       INCOME      CAPITAL GAINS      TOTAL
-------------------------------------------------------------------------------------------------------
Money Market Fund...........................................  $    12,525            --     $    12,525
Diversified Strategic Income Portfolio......................    7,410,806            --       7,410,806
All Cap Value Fund..........................................      291,619    $1,932,654       2,224,273
Equity Index Portfolio......................................   22,298,625            --      22,298,625
Growth & Income Fund........................................       43,900       431,895         475,795
Emerging Growth Fund........................................      411,103     1,007,082       1,418,185
International Equity Fund...................................           --       550,874         550,874
=======================================================================================================

     18.  LENDING OF SECURITIES

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund each have the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2002, the Portfolios did not have any securities on loan.

     19.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares for each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Shares sold.................................................      3,934,835           2,050,098
Shares issued on reinvestment...............................         11,946              80,995
Shares reacquired...........................................     (5,139,889)         (2,101,914)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................     (1,193,108)             29,179
===================================================================================================
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................      1,271,477           1,974,855
Shares issued on reinvestment...............................        849,663             750,909
Shares reacquired...........................................     (1,841,600)         (1,258,739)
---------------------------------------------------------------------------------------------------
Net Increase................................................        279,540           1,467,025
===================================================================================================
ALL CAP VALUE FUND
Shares sold.................................................      1,429,435               5,899
Shares issued on reinvestment...............................        845,731             528,534
Shares reacquired...........................................     (1,796,510)           (448,616)
---------------------------------------------------------------------------------------------------
Net Increase................................................        478,656              85,817
===================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.................................................      7,404,712           6,953,334
Shares issued on reinvestment...............................        942,555             267,787
Shares reacquired...........................................     (1,336,167)           (729,903)
---------------------------------------------------------------------------------------------------
Net Increase................................................      7,011,100           6,491,218
===================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2002   DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.................................................        928,488           1,437,196
Shares issued on reinvestment...............................         78,069              19,962
Shares reacquired...........................................       (428,200)           (240,918)
---------------------------------------------------------------------------------------------------
Net Increase................................................        578,357           1,216,240
===================================================================================================
GROWTH & INCOME FUND
Shares sold.................................................         60,146           2,297,060
Shares issued on reinvestment...............................        129,389             725,397
Shares reacquired...........................................       (524,563)         (2,802,719)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (335,028)            219,738
===================================================================================================
EMERGING GROWTH FUND
Shares sold.................................................         12,438             528,932
Shares issued on reinvestment...............................        100,581           3,237,825
Net share reduction due to 1 for 7 reverse stock split......             --          (3,099,280)
Shares reacquired...........................................       (173,451)           (905,893)
---------------------------------------------------------------------------------------------------
Net Decrease................................................        (60,432)           (238,416)
===================================================================================================
INTERNATIONAL EQUITY FUND
Shares sold.................................................          1,528               4,662
Shares issued on reinvestment...............................         83,527          10,175,079
Net share reduction due to 1 for 16 reverse stock split.....             --          (9,818,269)
Shares reacquired...........................................       (157,512)           (667,109)
---------------------------------------------------------------------------------------------------
Net Decrease................................................        (72,457)           (305,637)
===================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

MONEY MARKET FUND                                    2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
  Net investment income(1)....................        0.005        0.029        0.052        0.040        0.043
  Dividends from net investment income........       (0.005)      (0.029)      (0.052)      (0.040)      (0.043)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................         0.52%        2.91%        5.32%        4.03%        4.40%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............       $1,613      $ 2,806       $2,777       $4,726       $4,671
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)(2)..............................         1.23%        1.25%        1.22%        1.25%        1.24%
  Net investment income.......................         0.53         2.82         5.13         3.92         4.30
---------------------------------------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO              2002(3)       2001(3)       2000(3)       1999(3)       1998(3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $9.13         $9.70        $10.44        $10.90        $10.89
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................         0.53          0.65          0.73          0.73          0.69
  Net realized and unrealized loss............        (0.11)        (0.36)        (0.45)        (0.55)        (0.01)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations..................         0.42          0.29          0.28          0.18          0.68
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................        (0.86)        (0.86)        (1.02)        (0.51)        (0.67)
  Net realized gains..........................           --            --            --         (0.13)           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions...........................        (0.86)        (0.86)        (1.02)        (0.64)        (0.67)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $8.69         $9.13         $9.70        $10.44        $10.90
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................         4.84%         3.17%         2.80%         1.72%         6.41%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $78,009       $79,399       $70,142       $74,035       $80,970
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense............................         0.01%           --            --            --            --
  Operating expenses..........................         0.86          0.76%         0.78%         0.78%         0.78%
  Total expenses..............................         0.87          0.76          0.78          0.78          0.78
  Net investment income.......................         5.82          6.86          7.40          6.88          6.38
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................          149%          118%          102%          111%           86%
--------------------------------------------------------------------------------------------------------------------

(1) For the Money Market Fund, the Investment Adviser and Administrator waived all or part of their fees for the years ended December 31, 2002, 2001, 2000, 1999 and 1998. The Investment Adviser also reimbursed expenses of $29,796, $24,193, $5,374 and $7,100 for the years ended December 31, 2002, 2001, 2000 and 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                                  DECREASES TO
                                                                 NET INVESTMENT
                                                                INCOME PER SHARE
                                            --------------------------------------------------------
                PORTFOLIO                     2002        2001        2000        1999        1998
                ---------                     ----        ----        ----        ----        ----
  Money Market..........................     $0.017      $0.017      $0.007      $0.005      $0.005


                                                           EXPENSE RATIOS WITHOUT
                                                         WAIVERS AND REIMBURSEMENTS
                                          ---------------------------------------------------------
                PORTFOLIO                   2002        2001        2000        1999         1998
                ---------                   ----        ----        ----        ----         ----
  Money Market..........................    2.98%       2.59%       1.87%         1.74%        1.74%

(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

(3) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

             ALL CAP VALUE FUND               2002(1)         2001           2000           1999          1998(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........     $6.10         $10.90         $12.06         $16.38         $15.31
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)..............     (0.02)          0.29           0.52           0.67           0.53
  Net realized and unrealized gain (loss)...     (1.75)         (1.91)          1.35          (1.15)          1.94
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........     (1.77)         (1.62)          1.87          (0.48)          2.47
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................     (0.24)         (0.44)         (0.70)         (0.77)        (0.71)
  Net realized gains........................     (1.60)         (2.74)         (2.33)         (3.07)        (0.69)
------------------------------------------------------------------------------------------------------------------
Total Distributions.........................     (1.84)         (3.18)         (3.03)         (3.84)        (1.40)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................     $2.49         $ 6.10         $10.90         $12.06         $16.38
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................    (30.65)%       (16.39)%        18.56%         (4.75)%       16.99%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............    $4,734         $8,676        $14,562        $20,906        $37,495
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................      1.86%          0.97%          0.91%          0.87%         0.79%
  Net investment income (loss)..............     (0.44)          2.58           2.74           3.09           3.43
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................        45%            40%             0%             3%           43%
------------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO - CLASS I SHARES       2002(1)        2001(1)        2000(1)        1999(1)        1998(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........    $28.21         $32.40         $35.86         $29.99         $23.59
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)..................      0.32           0.34           0.36           0.39           0.36
  Net realized and unrealized gain (loss)...     (6.57)         (4.26)         (3.61)          5.77           6.33
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........     (6.25)         (3.92)         (3.25)          6.16           6.69
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................     (0.55)         (0.27)         (0.19)         (0.12)        (0.08)
  Net realized gains........................        --             --          (0.02)         (0.17)        (0.21)
------------------------------------------------------------------------------------------------------------------
Total Distributions.........................     (0.55)         (0.27)         (0.21)         (0.29)        (0.29)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................    $21.41         $28.21         $32.40         $35.86         $29.99
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................    (22.17)%       (12.12)%        (9.09)%        20.68%        28.46%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............  $830,854       $897,035       $819,913       $654,514      $177,167
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)............................      0.31%          0.23%          0.23%          0.28%         0.30%
  Net investment income.....................      1.32           1.17           1.03           1.20           1.36
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................         2%             2%             2%             3%            5%
------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Investment Adviser waived all or part of its fees for the year ended December 31, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios for Class I Shares would have been $0.02 and 0.42% respectively.
     On June 24, 2002, the shareholders of the Equity Index Portfolio approved a new investment advisory agreement with TIMCO. The new investment advisory fee is 0.25% of the average daily net assets of the Portfolio.
(3) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment adviser will reimburse fees for the amount that exceeds the limitation. The Investment Adviser eliminated the voluntary expense limitations as of June 24, 2002.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

        EQUITY INDEX PORTFOLIO - CLASS II SHARES           2002(1)        2001(1)        2000(1)        1999(1)(2)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......................   $28.17         $32.36         $35.81            $31.71
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..................................     0.24           0.27           0.26              0.24
  Net realized and unrealized gain (loss)................    (6.54)         (4.26)         (3.59)             4.15
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations......................    (6.30)         (3.99)         (3.33)             4.39
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..................................    (0.44)         (0.20)         (0.10)           (0.12)
  Net realized gains.....................................       --             --          (0.02)           (0.17)
------------------------------------------------------------------------------------------------------------------
Total Distributions......................................    (0.44)         (0.20)         (0.12)           (0.29)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.............................   $21.43         $28.17         $32.36            $35.81
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................................   (22.37)%       (12.36)%        (9.32)%        13.96%++
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..........................  $85,807        $96,518        $71,508        $   27,372
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)............................................     0.56%          0.49%          0.50%           0.51%+
  Net investment income..................................     0.97           0.91           0.76             0.93+
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................................        2%             2%             2%               3%
------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from March 22, 1999 (inception date) to December 31, 1999.
(3) As a result of the 0.55% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation. The Investment Adviser eliminated the voluntary expense limitations as of June 24, 2002.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

             GROWTH & INCOME FUND                    2002         2001         2000         1999        1998(1)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $4.90        $7.92       $16.47       $18.47       $18.54
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................         0.00*        0.03         0.17         0.30         0.27
  Net realized and unrealized gain (loss).....        (1.14)       (1.04)        0.03         1.49         1.93
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........        (1.14)       (1.01)        0.20         1.79         2.20
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................        (0.02)       (0.12)       (0.32)       (0.35)       (0.33)
  Net realized gains..........................        (0.22)       (1.89)       (8.43)       (3.44)       (1.94)
---------------------------------------------------------------------------------------------------------------
Total Distributions...........................        (0.24)       (2.01)       (8.75)       (3.79)       (2.27)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $3.52        $4.90       $ 7.92       $16.47       $18.47
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................       (23.35)%     (13.14)%       4.52%       10.66%       11.88%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............       $6,777      $11,087      $16,159      $24,338      $35,781
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.36%        0.94%        0.91%        0.80%        0.72%
  Net investment income.......................         0.04         0.31         1.08         1.21         1.45
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................           46%          81%          55%          47%          13%
---------------------------------------------------------------------------------------------------------------

             EMERGING GROWTH FUND                   2002(1)      2001(1)(2)      2000(2)      1999(2)      1998(1)(2)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $25.98       $178.99        $231.77      $137.41       $118.09
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.........................        (0.25)        (0.50)         (2.17)       (1.82)        (1.05)
  Net realized and unrealized gain (loss).....        (8.18)        (9.85)         66.22       125.37         41.86
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........        (8.43)       (10.35)         64.05       123.55         40.81
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains..........................        (3.66)      (142.66)       (116.83)      (29.19)       (21.49)
---------------------------------------------------------------------------------------------------------------------
Total Distributions...........................        (3.66)      (142.66)       (116.83)      (29.19)       (21.49)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $13.89       $ 25.98        $178.99      $231.77       $137.41
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................       (32.65)%       (5.32)%        27.27%      107.14%        37.14%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............       $5,975       $12,745        $18,646      $27,067       $21,147
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.56%         1.18%          1.18%        1.30%         1.28%
  Net investment loss.........................        (1.25)        (0.97)         (0.90)       (1.01)        (0.88)
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            4%            0%           122%         113%           98%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

           INTERNATIONAL EQUITY FUND                 2002(1)      2001(1)(2)      2000(1)(2)      1999(2)      1998(1)(2)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............       $9.11        $192.64         $331.20        $223.04         $188.48
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss..........................       (0.07)         (0.05)          (1.92)         (2.88)          (0.48)
  Net realized and unrealized gain (loss)......       (1.87)        (59.15)         (53.92)        136.96           36.00
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............       (1.94)        (59.20)         (55.84)        134.08           35.52
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................          --             --           (9.44)         (0.16)          (0.96)
  Net realized gains...........................       (1.06)       (124.33)         (73.28)        (25.76)             --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions............................       (1.06)       (124.33)         (82.72)        (25.92)          (0.96)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................       $6.11        $  9.11         $192.64        $331.20         $223.04
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................      (21.82)%       (30.80)%        (18.90)%        66.20%          18.84%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................      $3,282         $5,554         $11,022        $24,370         $23,482
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................        2.54%          1.41%           1.41%          1.33%           1.40%
  Net investment loss..........................       (0.92)         (0.23)          (0.78)         (0.33)          (0.25)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................          28%             0%              1%            17%             30%
-------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Salomon Brothers Variable Money Market Fund, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Emerging Growth Fund and Salomon Brothers Variable International Equity Fund ("Portfolios"), seven of the Portfolios comprising the Greenwich Street Series Fund ("Fund") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                      [KPMG LLP SIGNATURE]
                                      New York, New York
February 12, 2003

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

On April 5, 2002, a special meeting of the shareholders of the All Cap Value Fund was held for the purpose of voting on the following matter:

     1. To approve the repeal of an investment policy and modification of related policies of the Fund currently requiring the Fund to concentrate its investments in securities issued by companies in the utility industry.

The results of the vote on Proposal 1 were as follows:

                   % OF         VOTES          % OF         VOTES          % OF
  VOTES FOR    SHARES VOTED    AGAINST     SHARES VOTED   ABSTAINED    SHARES VOTED
-------------  ------------   ----------   ------------   ----------   ------------
1,324,426.403     94.58%      45,318.552       3.24%      30,514.270       2.18%

On June 24, 2002, a special meeting of the shareholders of the Equity Index Portfolio was held for the purpose of voting on the following matter:

     1. To approve a New Advisory Agreement.

The results of the vote on Proposal 1 were as follows:

                    % OF                            % OF           VOTES           % OF
  VOTES FOR     SHARES VOTED   VOTES AGAINST    SHARES VOTED     ABSTAINED     SHARES VOTED
--------------  ------------   --------------   ------------   -------------   ------------
31,905,454.401     84.67%       3,236,190.099       8.59%      2,541,841.844       6.74%

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2002:

    - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

         Diversified Strategic Income Portfolio......................    0.12%
         All Cap Value Fund..........................................  100.00
         Equity Index Portfolio......................................  100.00
         Growth & Income Fund........................................  100.00
         Emerging Growth Fund........................................    5.28


    -    Total long-term capital gain distributions paid:

         All Cap Value Fund..........................................  $1,932,654
         Growth & Income Fund........................................     431,895
         Emerging Growth Fund........................................   1,007,083
         International Equity Fund...................................     550,874

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

         Diversified Strategic Income Portfolio......................  3.78%
         Money Market Fund...........................................  6.64
         Equity Index Portfolio......................................  0.45

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Fund") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                  TERM OF                                       NUMBER OF
                                                  OFFICE*                                       PORTFOLIOS
                                                    AND                                          IN FUND
                                  POSITION(S)     LENGTH                                         COMPLEX
                                   HELD WITH      OF TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER TRUSTEESHIPS
     NAME, ADDRESS AND AGE            FUND        SERVED           DURING PAST 5 YEARS          BY TRUSTEE     HELD BY TRUSTEE
-------------------------------  --------------   -------  -----------------------------------  ----------   --------------------
NON-INTERESTED TRUSTEES:
Herbert Barg                        Trustee        Since   Retired                                  44               None
1460 Drayton Lane                                  1995
Wynnewood, PA 19096
Age 79
Dwight B. Crane                     Trustee        Since   Professor, Harvard Business School       51               None
Harvard Business School                            1995
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65
Burt N. Dorsett                     Trustee        Since   President of Dorsett McCabe Capital      28               None
201 East 62nd Street                               1991    Management Inc.; Chief Investment
New York, NY 10021                                         Officer of Leeb Capital Management,
Age 72                                                     Inc.
Elliot S. Jaffe                     Trustee        Since   Chairman of The Dress Barn Inc.          28       Zweig Total
The Dress Barn Inc.                                1991                                                      Return Fund;
Executive Office                                                                                             Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76
Stephen E. Kaufman                  Trustee        Since   Attorney                                 62               None
Stephen E. Kaufman PC                              1995
277 Park Avenue, 47th Floor
New York, NY 10172
Age 71
Joseph J. McCann                    Trustee        Since   Retired                                  28               None
200 Oak Park Place                                 1995
Pittsburgh, PA 15243
Age 72
Cornelius C. Rose, Jr.              Trustee        Since   Chief Executive Officer of               28               None
Meadowbrook Village                                1991    Performance Learning Systems
Building 1, Apt. 6
West Lebanon, NH 03784
Age 70
INTERESTED TRUSTEE:
R. Jay Gerken**                    Chairman,       Since   Managing Director of SSB; Chairman,     227               None
Salomon Smith Barney Inc.        President and     2002    President and Chief Executive
("SSB")                              Chief                 Officer of Smith Barney Fund
399 Park Avenue                    Executive               Management LLC ("SBFM"), Travelers
4th Floor                           Officer                Investment Adviser, Inc. ("TIA")
New York, NY 10022                                         and Citi Fund Management Inc.
Age 51

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                      NUMBER OF
                                                  OFFICE*                                      PORTFOLIOS
                                                    AND                                         IN FUND
                                  POSITION(S)     LENGTH                                        COMPLEX
                                   HELD WITH      OF TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER TRUSTEESHIPS
     NAME, ADDRESS AND AGE            FUND        SERVED          DURING PAST 5 YEARS          BY TRUSTEE      HELD BY TRUSTEE
-------------------------------  --------------   -------  ----------------------------------  ----------   ---------------------
OFFICERS:
Lewis E. Daidone                  Senior Vice      Since   Managing Director of SSB; Former       N/A                N/A
SSB                                President       1995    Chief Financial Officer and
125 Broad Street                   and Chief               Treasurer of mutual funds
11th Floor                       Administrative            affiliated with Citigroup Inc.;
New York, NY 10004                  Officer                Director and Senior Vice President
Age 45                                                     of SBFM and TIA
Richard L. Peteka                    Chief         Since   Director of SSB; Director and Head     N/A                N/A
SSB                                Financial       2002    of Internal Control for Citigroup
125 Broad Street 11th Floor       Officer and              Asset Management U.S. Mutual Fund
New York, NY 10004                 Treasurer               Administration from 1999-2002;
Age 41                                                     Vice President, Head of Mutual
                                                           Fund Administration and Treasurer
                                                           of Oppenheimer Capital from
                                                           1996-1999
Sandip Bhagat                    Vice President    Since   Managing Director of SSB;              N/A                N/A
Travelers Investment Management  and Investment    1994    President and Investment Officer
Company ("TIMCO")                   Officer                of TIMCO
100 First Stamford Place
7th Floor
Stamford CT 06902
Age 41
Harry D. Cohen                   Vice President    Since   Managing Director of SSB;              N/A                N/A
SSB                              and Investment    1991    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 62
Denis Doherty                    Vice President    Since   Director of SSB; Investment            N/A                N/A
SSB                              and Investment    1998    Officer
399 Park Avenue                     Officer                of SBFM
4th Floor
New York, NY 10022
Age 39
Scott Glasser                    Vice President    Since   Managing Director of SSB;              N/A                N/A
SSB                              and Investment    1996    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 37
John G. Goode                    Vice President    Since   Managing Director of SSB;              N/A                N/A
SSB                              and Investment    1993    Investment Officer of SBFM
One Sansome Street                  Officer
36th Floor
San Francisco, CA 94104
Age 58
Martin R. Hanley                 Vice President    Since   Managing Director of SSB;              N/A                N/A
SSB                              and Investment    2001    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 38
Roger M. Lavan                   Vice President    Since   Managing Director of SBAM              N/A                N/A
SSB                              and Investment    2002
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 39
Beth A. Semmel, CFA              Vice President    Since   Managing Director of SBAM              N/A                N/A
SSB                              and Investment    2002
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 41

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                      NUMBER OF
                                                  OFFICE*                                      PORTFOLIOS
                                                    AND                                         IN FUND
                                  POSITION(S)     LENGTH                                        COMPLEX
                                   HELD WITH      OF TIME       PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER TRUSTEESHIPS
     NAME, ADDRESS AND AGE            FUND        SERVED          DURING PAST 5 YEARS          BY TRUSTEE      HELD BY TRUSTEE
-------------------------------  --------------   -------  ----------------------------------  ----------   ---------------------
Peter J. Wilby, CFA              Vice President    Since   Managing Director and Chief            N/A                N/A
SSB                              and Investment    2002    Investment Officer of SBAM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 43
David M. Zahn                    Vice President    Since   Investment Officer of Global           N/A                N/A
Global Capital Management        and Investment    2002    Capital Management
Citigroup Centre                    Officer
Canada Square
7th Floor
Canary Wharf, London
E14 5LB
Age 31
Olivier Asselin                  Vice President    Since   Investment Officer of Global           N/A                N/A
Global Capital Management        and Investment    2002    Capital Management
Citigroup Centre                    Officer
Canada Square
Canary Wharf, London
E14 5LB
Age 39
Michael Kagan                    Vice President    Since   Managing Director of SSB;              N/A                N/A
SSB                              and Investment    2000    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 42
John Lau                         Vice President    Since   Investment Officer of TIMCO            N/A                N/A
TIMCO                            and Investment    2000
100 First Stamford Place            Officer
7th Floor
Stamford CT 06902
Age 36
Andrew Beagley                       Chief         Since   Director, Salomon Smith Barney         N/A                N/A
SBAM                               Anti-Money      2002    (since 2000); Director of
399 Park Avenue                    Laundering              Compliance, North America,
4th Floor                          Compliance              Citigroup Asset Management (since
New York, NY 10022                  Officer                2000); Director of Compliance,
Age 41                                                     Europe, the Middle East and
                                                           Africa, Citigroup Asset Management
                                                           (from 1999 to 2000); Compliance
                                                           Officer, Salomon Brothers Asset
                                                           Management Limited, Smith Barney
                                                           Global Capital Management Inc.,
                                                           Salomon Brothers Asset Management
                                                           Asia Pacific Limited (from 1997 to
                                                           1999)
Kaprel Ozsolak                     Controller      Since   Vice President of SSB                  N/A                N/A
SSB                                                2002
125 Broad Street 11th Floor
New York, NY 10004
Age 37
Christina T. Sydor                 Secretary       Since   Managing Director of SSB; General      N/A                N/A
SSB                                                1995    Counsel and Secretary of SBFM
300 First Stamford Place                                   and TIA
4th Floor
Stamford, CT 06902
Age 51

---------------

 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

 **Mr. Gerken is a trustee who is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Salomon Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S-6223 M (2/03)